UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Huntington Bancshares Incorporated

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2022

PROXY STATEMENT

HUNTINGTON BANCSHARES INCORPORATED

Our Purpose,
Vision, and Values

OUR PURPOSE We make people’s lives better, help businesses thrive, and strengthen the communities we serve.

OUR VISION To become the country’s leading people-first, digitally powered bank.	OUR VALUES Can-do Attitude Service Heart Forward Thinking

A Letter from Our Board’s Leadership

March 10, 2022

Dear Fellow Shareholders:

We are pleased to invite you to the 2022 Annual Meeting of Shareholders to be held virtually on Wednesday, April 20, 2022, at 2:00 p.m. Eastern Time via webcast. We hope you will join us online and participate in this year’s meeting. We will consider the matters described in the following Notice of Annual Meeting and Proxy Statement and review highlights of the past year.

Despite ongoing challenges due to the COVID-19 pandemic, in 2021, we put our Purpose into action and completed the largest merger in our history in record time, creating a Top 10 Regional Bank with the acquisition of TCF. We welcomed new TCF colleagues, converted more than 1.5 million customers to the Huntington platform, and enhanced service and product offerings building on our Fair Play Banking philosophy.

We also benefited from continued organic growth aligned with our strategic objectives by delivering robust household growth across consumer and business banking businesses, commercial growth through expansion of expertise and capabilities, and continuing to be a leader in digital innovation. In short, we made significant progress toward our Vision of becoming the leading People-First, Digitally Powered Bank.

We continued to invest in our colleagues in a number of ways, including by investing in their physical and mental health through enhanced benefits offerings and increasing colleague pay to a minimum of $19 per hour for all colleagues effective January 1, 2022.

In fulfillment of our Purpose, we also continued to invest heavily in our communities by kicking off our five-year, $40 billion Community Plan in 2021 to boost economic opportunity for people, small businesses, and communities throughout our footprint. In addition, our Community Plan and Social Equity Colleague Plan actions furthered our efforts to engage, develop, and retain colleagues and attract diverse talent representative of the communities and markets we serve.

Management and the Board have also been acutely focused on driving and overseeing our ESG efforts. Beginning in 2017, Huntington embarked on a five-year journey to implement a best-in-class environmental sustainability strategy centered on energy efficiency and emissions reductions. In our continued commitment to ESG oversight and disclosure, our ESG governance organization has expanded to include the ESG Strategy Team and Climate Risk Management Working Group. We are now preparing our sixth annual ESG Report in alignment with industry-leading frameworks including

2022 Proxy Statement     1

A Letter from Our Board’s Leadership

SASB, TCFD, and the United Nations Sustainable Development Goals. We believe our ESG program and priorities are an integral part of our success and a responsibility we have to our colleagues, customers, communities, and shareholders.

We would be remiss not to note that Steve Elliott, who has served on our Board since 2011, will be retiring at the 2022 Annual Meeting of Shareholders. Steve’s intellect, leadership, perspective, and experience have been instrumental to our prudent long-term growth. We speak on behalf of the entire combined Board in noting that his contributions and guidance will be greatly missed.

We would also like to thank Barb McQuade for her insight and contributions since joining the Board at the close of the TCF merger. Her perspective, service, and assistance will be missed.

Details of the business to be conducted at the Annual Meeting and how to participate at the meeting are provided in the attached Notice of Annual Meeting and Proxy Statement. Your vote is important to us. Whether or not you attend the virtual Annual Meeting, we encourage you to read the Proxy Statement carefully and vote via internet, telephone, or mail to ensure that your shares are represented.

In closing, we are grateful for the extraordinary commitment of our talented colleagues and our Directors for their steadfast dedication, invaluable advice, and guidance throughout the year.

Thank you for your support of Huntington.

Best wishes,

Stephen D. Steinour Chairman, President, and CEO	David L. Porteous Independent Lead Director

2     Huntington Bancshares Incorporated

Notice of 2022 Annual Meeting of Shareholders

Date and Time	Location
Wednesday, April 20, 2022, at	Online at
2:00 p.m. Eastern Time	https://meetnow.global/MA7HP6M

Matters to be Voted Upon:
Proposal 1	Election of Directors	FOR each director nominee ▶ Page 19
Proposal 2	Advisory resolution to approve, on a non-binding basis, the compensation of executives	FOR ▶ Page 74
Proposal 3	Ratification of the appointment of PwC as our independent registered public accounting firm for 2022	FOR ▶ Page 120
Other business that properly comes before the meeting

Information for Shareholders Who Plan to Attend the 2022 Annual Meeting of Shareholders

Shareholders will be able to attend and participate in the Annual Meeting online, vote their shares electronically, and submit questions during the meeting by visiting: https://meetnow.global/MA7HP6M at the meeting date and time.

Record Date: Huntington shareholders as of the close of business on February 16, 2022, will be entitled to vote at our annual meeting and at any adjournments or postponements of the meeting.

Your vote is important. Please submit your proxy as soon as possible via the internet, mail, or telephone. If your shares are held by a Broker, it is important that you provide instructions to your Broker so that your vote is counted on all matters.

2022 Virtual Annual Shareholder Meeting

After careful consideration, the Board has determined to again hold a virtual annual meeting in order to facilitate shareholder attendance and participation by enabling shareholders to participate from any location and at no cost. We believe this is the right choice given the ongoing current public health impacts of the COVID-19 pandemic and our desire to promote the health and safety of Huntington shareholders, as well as Huntington Directors and colleagues and members of the public. Shareholders as of the Record Date will be able to attend the meeting online, vote shares electronically, and submit questions during the meeting by visiting https://meetnow.global/MA7HP6M at the meeting date and time. The meeting webcast will begin promptly at 2:00 p.m. Eastern Time. If you experience technical difficulties during the check-in process or during the meeting please contact (888) 724-2416 (U.S. toll-free) or +1-781-575-2748 (outside of U.S.) for assistance. See the General Information on Voting and the Annual Meeting of the Proxy Statement for additional information on how to participate in this year’s meeting.

By Order of the Board of Directors,

Lyndsey M. Sloan

Deputy General Counsel and Secretary
March 10, 2022

How to Vote Your Shares

Online
Registered holders –
www.envisionreports.com/HBAN

Beneficial owners –
www.proxyvote.com

By Phone
Call the phone number at the top of your proxy card

By Mail
Complete, sign, date, and return your proxy card in the envelope provided

Online during the meeting
Attend our annual meeting and vote during the online annual meeting

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on April 20, 2022. The Proxy Statement and Annual Report to shareholders are available at www.edocumentview.com/HBAN

Voluntary E-Delivery of Proxy Materials

We encourage our shareholders to enroll in electronic delivery of proxy materials:

If you are a registered shareholder, please sign up at http://www.computershare.com/hban.

If you are a beneficial owner, please contact your Broker for instructions.

Electronic delivery offers immediate and convenient access to proxy materials. It also helps us reduce paper usage and our printing and shipping costs.

2022 Proxy Statement     3

4     Huntington Bancshares Incorporated

Readers should refer to the Glossary at the end of this Proxy Statement for definitions of capitalized terms and acronyms used throughout.

2022 Proxy Statement     5

Information Highlights

The following chart provides highlights of many of Huntington’s ESG and compensation practices. Shareholders should note, however, that this chart does not contain all the information provided elsewhere in this Proxy Statement; therefore, you should carefully read the entire Proxy Statement before casting your vote.

ESG or Compensation Topic	Huntington’s Practice
Board Composition, Leadership, and Operations
Number of Director nominees	15
Overwhelmingly independent Board	Yes, 87% of nominees are independent
Independence of Audit Committee, HR and Compensation Committee, NESG Committee, and Risk Oversight Committee members	100%
Combined Chairman/CEO	Yes
Independent Lead Director with clearly defined authority and duties	Yes
Average Director nominee age	62 years
Mandatory retirement age	72 unless an exception is made
Average Director nominee tenure	6 years
Mandatory retirement tenure	None
Gender diversity on the Board	5 nominees (33%)
Racial/ethnic diversity on the Board	4 nominees (27%)
Implemented a version of the Rooney Rule for Director candidate searches	Yes
Overboarded Directors (under ISS and Glass Lewis guidelines)	None
Board evaluations	Annual rigorous process, including one-on-one discussions between the Lead Director and each other Director; periodic use of a third-party
Director onboarding and ongoing education	Yes
Director election voting standard	Majority, with plurality carveout for contested elections
Director election frequency	Annual
Blank check preferred	Yes, but Huntington’s capital plan is submitted to the Federal Reserve
Number of Board meetings held in 2021	16
Number of Board and committee meetings held in 2021	73
Average Board and committee meeting attendance in 2021	98.5%

6     Huntington Bancshares Incorporated

Information Highlights

Executive sessions with only independent Directors	Yes, scheduled for all regular quarterly Board meetings
Direct access to management and other colleagues	Yes, the Board has direct access
Risk mitigation practices	Established an aggregate moderate-to-low, through-the-cycle risk appetite for the enterprise with key risks overseen by Board committees
Shareholder Rights
Right to call special meetings	Yes, by a majority of outstanding shares
Right to act by written consent	Must be unanimous
One share, one vote policy	Yes
Dual-class stock	None
Cumulative voting permitted	No
Supermajority voting requirements	66.67% for charter or bylaw amendments
Poison pill	No
Proxy access bylaw	No
Exclusive forum bylaw	No
Fee shifting bylaw	No
Other Governance Highlights
Overall diversity among the executive officers	6 individuals (43%)
Shareholder engagement	Ongoing throughout the year
Council of Institutional Investors member	Yes
Independent auditor	PwC
ESG Practices and Disclosures
Board oversight of ESG	Yes
ESG stakeholder assessment conducted	Yes, most recently in 2017
Annual ESG Report	Yes, began publishing for 2016
Human Rights Statement	Yes
Service Provider Code of Conduct	Yes
SASB Index disclosed	Yes, included within our ESG Report
TCFD Index disclosed	Yes, included within our ESG Report
CDP Climate Change Questionnaire response	Yes
PCAF member	Yes
Established GHG and other climate-related goals	Yes
Political contributions disclosure	Yes, included within our ESG Report
Individual Director-by-Director skills and diversity matrix	Yes
DEI Policy Statement	Yes

2022 Proxy Statement     7

Information Highlights

EEO-1 data disclosure	Yes, available on our website
Pay gap analysis disclosure	Yes, included within our ESG Report
Compensation and Human Resource Matters
Succession planning for CEO and other executives	Yes, at least annually
CEO pay ratio	165:1
Stock ownership guidelines	10X salary for CEO and 3X for each NEO
Dividend or dividend equivalents paid on equity grants prior to vesting	No
Prohibition on Director and executive officer hedging and pledging of Huntington stock	Yes
Performance-based compensation	Yes, a majority of aggregate NEO LTI is based upon long-term performance; PSUs make up 55% of total annual LTI grant value for CEO and 50% for other NEOs
Compensation tied to culture	Yes, with performance reviews based 50% on what and 50% on how executives deliver
Recoupment policy	Yes
Compensation metrics	Balanced portfolio of metrics that drive annual and long-term goals in a risk appropriate manner, including both relative and absolute metrics
Frequency of say-on-pay vote	Annual
Double-trigger change-in-control provisions	Yes
Excise tax gross-ups	No
Repricing of stock options without shareholder approval	No
Annual assessment of compensation programs	Yes, against both peers and market best practices
Incentive plans encourage excessive risk taking	No
Independent compensation consultant	Pearl Meyer
Corporate Information
Common stock symbol	HBAN
Stock exchange	Nasdaq
Common stock outstanding as of the Record Date	1,444,826,637 shares
State of incorporation	Maryland
Year founded	1866
Corporate headquarters	Columbus, Ohio (Detroit, Michigan serves as the operational headquarters of Huntington Bank’s commercial banking operations)
Registrar and transfer agent	Computershare
Corporate website	Huntington.com
Investor Relations website	Huntington-ir.com

8     Huntington Bancshares Incorporated

Proxy Summary

This Proxy Summary is intended to provide shareholders with an overview of the contents within the Proxy Statement. It is not, however, intended to take the place of a complete and careful reading of the Proxy Statement. Therefore, shareholders are encouraged to read the entire Proxy Statement in its entirety before casting their vote.

2022 Annual Meeting Overview

Date:	Wednesday, April 20, 2022
Time:	2:00 p.m. Eastern Time
Place:	Online at https://meetnow.global/MA7HP6M
Record Date:	February 16, 2022
Voting:	Common shareholders as of the Record Date are entitled to vote. Shareholders of record and most beneficial shareholders have several methods by which they can vote. Please refer to the Notice of 2022 Annual Meeting of Shareholders for voting methods.

Your vote is important to us

Regardless of whether you are planning to attend this year’s annual meeting, please submit your vote over the internet or by phone or complete, sign, and return your proxy card as soon as you can so that we can be assured of obtaining a quorum.

Proposal 1

Election of Directors

The Board proposes the election of 15 Directors at this annual meeting. All our nominees are seasoned leaders. Collectively, they bring an effective variety of skills, knowledge, experience, perspectives, and diversity attributes to our Board. The independent Director nominees make up 87% of the Board.

Our Board recommends a vote FOR the election of each of the nominees for Director. See page 19 for further information.

Proposal 2

Advisory resolution to approve, on a non-binding basis, the compensation of executives

The Board and HR and Compensation Committee believe that our compensation policies and procedures strongly align the interests of executives and shareholders and that our culture focuses executives on sound risk management and appropriately rewards executives for performance.

Our Board recommends a vote FOR this proposal. See page 74 for further information.

Proposal 3

Ratification of the appointment of the independent registered public accounting firm for 2022

The Board and Audit Committee believe that the continued retention of PwC to serve as our independent registered public accounting firm is in the best interests of the Company and its investors. The Audit Committee will reconsider the appointment of PwC if its selection is not ratified by the shareholders.

Our Board recommends a vote FOR this proposal. See page 120 for further information.

Huntington’s Board is furnishing shareholders with this proxy statement to solicit proxies on its behalf to be voted at the 2022 Annual Meeting of Shareholders, and we are first making this proxy statement available on or about March 10, 2022.

2022 Proxy Statement     9

Proxy Summary

Huntington Overview

We serve our customers through a banking network of retail branches as well as digital, telephone, and ATM banking capabilities.

(1)	Average full-time equivalent colleagues during the fourth quarter of 2021
(2)	Includes Regional Banking and The Huntington Private Client Group offices as of December 31, 2021

Our Purpose We make people’s lives better, help businesses thrive, and strengthen the communities we serve	Our Vision To become the country’s leading people-first, digitally powered bank

Purpose Drives Performance

●	Drive organic growth across all business segments
●	Deliver sustainable, top quartile financial performance
●	Maintain stability and resilience through risk management with an aggregate moderate-to-low, through-the-cycle risk profile

10     Huntington Bancshares Incorporated

Proxy Summary

Looking out for People

We succeed as an organization by looking out for people; specifically, our colleagues, customers, and communities.

Looking out for Colleagues

Expanded medical plans to include autism therapy and treatment regardless of age and fertility services	Continued implementation of our 2020 Social Equity Colleague Plan, focusing on culture and inclusion, development and career advancement, and talent experience

Continued to implement and refine our Workplace Flex program, which works together with our child and family care resources	Raised our minimum rate to $19 per hour effective January 1, 2022

Welcomed and integrated TCF colleagues into the Huntington family	Launched a new Employee Assistance Program that includes counseling sessions at no charge to colleagues

Looking out for Customers

Continued expansion of our Fair Play Banking philosophy, which began over a decade ago:

Launched Standby Cash® that gives customers immediate access to cash with a line of credit based primarily on their checking deposit history rather than credit score (since 2021)	Rolled out Early Pay to automatically give customers with qualifying direct deposits access to their paychecks and other benefits up to two days early, at no additional cost (since 2021)

Introduced our no overdraft fee $50 Safety ZoneSM for consumers and businesses (since 2020)	Launched Money Scout® to help customers look out for money they can set aside to build their savings (since 2020)

Extended 24-Hour Grace® to our business customers (since 2010 for consumers; extended to business customers in 2020)	Implemented Asterisk Free Checking® with no minimum balance requirements (since 2011)

Looking out for Communities

Committed to and began executing on our five-year, $40 billion Community Plan in 2021 to help boost economic opportunity for people, small businesses, and communities throughout our footprint	Increased our commitment to Lift Local Business®, a micro small-business lending pilot focused on serving minority, women, and veteran-owned businesses, to $100 million in 2021

● # 1 nationally for Small Business Administration (SBA) 7(a) loan originations by volume for the 4th year in a row.*
● # 1 originator, by volume, of SBA 7(a) loans within its footprint states for 13th year in a row.*

2022 Proxy Statement     11

Proxy Summary

Our actions are further guided and directed through the embodiment of our Values:

●	Can-Do Attitude: We enthusiastically work and succeed together.
●	Service Heart: We work with an inclusive spirit, putting ourselves in each other’s shoes to better understand how we can help.
●	Forward Thinking: We are always looking ahead for ways to be the very best.
*	Largest by number of 7(a) loans for SBA fiscal years 2019-2021; Source U.S. Small Business Administration.

2021 Performance Highlights

The past year saw significant growth and long-term investment for Huntington. Over the past year, we continued to invest in our colleagues, communities, and customers. These investments are described throughout this Proxy Statement. Huntington’s 2021 operations were most significantly impacted by the completion of the TCF Merger. The following provides a high-level overview of our 2021 performance:

Revenue $6.0 billion 24% year-over-year	EPS $0.90 30% year-over-year

●  Period-end total net loan and lease balances increased $30.3 billion, or 37%, year-over-year

●  Total assets increased $51 billion or 41.5% from $123 billion at December 31, 2020 to $174 billion at December 31, 2021

●  Net income attributable to Huntington Bancshares Incorporated increased 59% to $1.3 billion.

●  Year-end dividend yield of 4.02% based on last paid dividend rate.

12     Huntington Bancshares Incorporated

Proxy Summary

Proposal 1

Election of Directors

The Board proposes the election of 15 Director nominees at this annual meeting. All our nominees are seasoned leaders and bring to our Board an effective variety of skills, knowledge, experience, and perspectives.

Our Board recommends a vote FOR the election of each of the nominees for Director. See page 19 for further information.

Board Key Facts

This year’s slate of nominees comprises a variety and balanced combination of backgrounds, experience, diversity attributes, age, and tenure. We believe that Huntington’s Directors, both individually and as a group, possess the mixture of skills needed to oversee the Company and its operations both now and for the foreseeable future. The current nominees include four individuals who served on TCF’s board, adding to the breadth and depth of skills and attributes that were already represented on the Board and making Huntington’s Board even better positioned to oversee the Company both now and in the future.

Board Diversity and Skills

As part of the 2021 year-end Director questionnaire process, the Director nominees self-identified their demographic attributes, which are represented in the following.

2022 Proxy Statement     13

Proxy Summary

In addition to diversity attributes, Director nominees self-identified their skills and expertise gained through their varied backgrounds and industries. The overall skills represented on the Board, as identified by the Directors, are demonstrated through the following charts.

Audit/Financial Reporting	Legal
Client/Consumer Marketing, Branding and Communication	Public Company Executive
Compensation & Human Capital Management	Risk Management
ESG	Strategic Planning/M&A
Financial Services	Technology, Cybersecurity, & Information Security
Government, Public Policy & Regulatory

More detailed information about each nominee and the Board as a whole can be found within the Proposal 1 – Election of Directors section of this year’s Proxy Statement.

14     Huntington Bancshares Incorporated

Proxy Summary

Board Nominees

A brief description of the nominees for the 2022 Annual Meeting is set forth below:

Directors and Nominees	Age	Director Since	Huntington Board Committees	Other Current Public Company Directorships
Lizabeth Ardisana CEO and Principal Owner, ASG Renaissance, LLC	71	2016	● Community Development Committee ● Risk Oversight Committee	● Clean Energy Fuels Corp.
Alanna Y. Cotton Former President of Operations, Central & Eastern Europe, The Coca-Cola Company	49	2019	● Community Development Committee ● Technology Committee
Ann B. (Tanny) Crane President and CEO, Crane Group Company	65	2010	● Audit Committee (Audit Committee Financial Expert) ● Community Development Committee (Chair) ● Executive Committee
Robert S. Cubbin Retired President and CEO, Meadowbrook Insurance Group	64	2016	● Audit Committee (Audit Committee Financial Expert) ● HR and Compensation Committee (Chair)	● Kelly Services, Inc.
Gina D. France CEO and President, France Strategic Partners LLC	63	2016	● Audit Committee (Audit Committee Financial Expert) ● HR and Compensation Committee	● CBIZ, Inc. ● Cedar Fair LP
J. Michael Hochschwender CEO, The Smithers Group Inc.	61	2016	● HR and Compensation Committee ● Technology Committee (Chair)
Richard H. King Chairman, Metropolitan Airports Commission, Minneapolis/St. Paul	66	2021	● Technology Committee
Katherine M. A. (Allie) Kline Founding Principal, LEO DIX	50	2019	● NESG Committee ● Technology Committee	● Bill.com Holdings, Inc.
Richard W. Neu Retired Chairman, MCG Capital Corporation	66	2010	● Audit Committee (Chair) (Audit Committee Financial Expert) ● Executive Committee ● NESG Committee	● Tempur Sealy International, Inc.
Kenneth J. Phelan Senior Advisor, Oliver Wyman, Inc.	62	2019	● HR and Compensation Committee ● Risk Oversight Committee (Co-Chair)*	● Adtalem Global Education Inc.
David L. Porteous Attorney, McCurdy, Wotila & Porteous, P.C. and Independent Lead Director, Huntington	69	2003	● Executive Committee (Chair) ● NESG Committee (Chair) ● Risk Oversight Committee
Roger J. Sit CEO, Global Chief Investment Officer, and Director, Sit Investment Associates	60	2021	● NESG Committee
Stephen D. Steinour Chairman, President, and CEO, Huntington and President and CEO, Huntington Bank	63	2009	● Executive Committee	● Bath & Body Works, Inc. (previously L Brands, Inc.)
Jeffrey L. Tate CFO and Executive Vice President, Leggett & Platt	52	2021	● Audit Committee (Audit Committee Financial Expert)
Gary Torgow Chairman, Huntington Bank	65	2021	● Community Development Committee	● DTE Energy Company
*	As part of Director succession planning, Kenneth Phelan was appointed Co-Chair of the Risk Oversight Committee beginning January 1, 2022. He will become the sole Chair of the Committee following Steven Elliott’s retirement at the 2022 Annual Meeting.

2022 Proxy Statement     15

Proxy Summary

Corporate Governance

Huntington’s Board and executive management endeavor to keep pace with and exceed the constantly evolving corporate governance standards. As such, we have adopted many robust corporate governance practices that govern the Company and Board.

See page 36 for further information.

1 Year	Majority		×	72	Robust	Diverse
Director term	Director election standard for uncontested elections	Shareholder right to call special meetings	No poison pill	Mandatory Director retirement age with limited exceptions as described herein	Independent Lead Director responsibilities	Nominees make up 47% of the Board

More detailed information about Huntington’s corporate governance framework and practices can be found in the Corporate Governance section of this year’s Proxy Statement. Within this section, shareholders can find information on matters such as our shareholder engagement efforts, Director independence, and Board leadership.

ESG

At Huntington, we believe that the evolving nature of ESG creates both risks that must be mitigated and opportunities to be seized. Therefore, we continue to seek ways that we can enhance and expand our ESG practices to benefit our stakeholders while transparently providing them the information that they seek.

See page 64 for further information.

A-
TCFD Index published	SASB Index published	Annual ESG Report	Score in CDP’s Climate Change Rating	EEO-1 data published	PCAF member	Service Provider Code of Conduct adopted

The Company’s robust governance framework is complemented by our environmental and social practices, all of which compose our ESG program. At Huntington, we believe that it is not just about succeeding as an organization—how we succeed is equally important. This means being good stewards of the environmental resources we touch and impact; it also means planning for the future, particularly with respect to mitigating climate change and how we are impacting the communities in which we operate. This includes our giving of time and resources and understanding how we can further DEI, both within our communities and the Company. This year’s ESG section of the Proxy Statement contains a high-level overview of our various ESG practices. Shareholders are encouraged to review Huntington’s annual ESG Reports that further describe environmental, social, and governance matters at the Company.

16     Huntington Bancshares Incorporated

Proxy Summary

Proposal 2

Advisory resolution to approve, on a non-binding basis, the compensation of executives

The Board and HR and Compensation Committee believe that our compensation policies and procedures strongly align the interests of executives and shareholders. Further, our culture focuses executives on sound risk management and appropriately rewards executives for performance.

Our Board recommends a vote FOR this proposal See page 74 for further information.

The following highlights Huntington’s executive compensation practices, which are designed to incentivize not only success, but succeeding the right way. Plans are intended to encourage prudent risk taking while balancing both short- and longer-term wins. Shareholders should look to the Compensation of Executive Officers, including the CD&A, for detailed information on our pay-for-performance executive compensation structure

2021 Compensation Program

Target Compensation Mix(1)
CEO	Other NEOs (Average)	Description
Base Salaries		Fixed component representing 14% of aggregate total target compensation for our CEO and 23% for our other NEOs
Annual Incentive Plan (Management Incentive Plan)

Annual incentive plan with overall performance at 163.3% of target. As further described in the CD&A, the HR and Compensation Committee exercised negative discretion when certifying funding to reduce funding to 146.2% of target. Achievement was based on:

●  EPS

●  Operating leverage(2)

●  PTPP growth(2)

Long-Term Incentive Plan

Awards of long-term incentive grants comprised of:

●  PSUs (55% for CEO, 50% for other NEOs)

●  Relative and Absolute ROTCE(2) + new revenue adjuster for new three-year 2021 – 2023 cycle

●  RSUs (20% for CEO, 25% for other NEOs)

●  Stock Options (25%)

(1)	Other NEO compensation excludes Messrs. Shafer and Jones, who only received partial-year salary beginning with their employment on June 9, 2021 and did not receive Huntington 2021 LTIP awards. Including Messrs. Shafer and Jones with MIP as a percentage of their base annualized salary, the non-CEO NEO compensation percentages would be: Base Salary (32%), Annual Incentive Plan (34%) and LTIP (34%).
(2)	Non-GAAP, see Appendix A to this proxy statement for more information.

2022 Proxy Statement     17

Proxy Summary

Executive Compensation Best Practices

 Significant stock ownership (10X salary for CEO)

 Significant emphasis on performance-based compensation, with the majority dependent upon long-term performance

 Balanced portfolio of metrics that drive annual  and long-term goals in a risk appropriate manner, including both relative and absolute metrics

 All incentive compensation subject to Recoupment Policy

 PSUs make up 50% or more of long-term incentive grant value

 Double-trigger change-in-control provisions

 No repricing of stock options without shareholder approval

 No perquisite or excise tax gross-ups upon change in control

 No single-trigger vesting of equity awards upon change in control

 No hedging or pledging of Huntington securities by executives or Directors

 No dividend or dividend equivalents paid on equity grants prior to vesting

 No incentive plans encourage excessive risk taking

Proposal 3

Ratification of the appointment of the independent registered public accounting firm for 2022

The Board and Audit Committee believe that the continued retention of PwC to serve as our independent registered public accounting firm is in the best interests of the Company and its investors. The Audit Committee will reconsider the appointment of PwC if its selection is not ratified by the shareholders.

Our Board recommends a vote FOR this proposal. See page 120 for further information.

Shareholders are being requested to ratify PwC as the Company’s independent auditors for 2022. Information about PwC, our engagement arrangement, and the fees paid can be found under Proposal 3 – Ratification of the Appointment of the Independent Registered Public Accounting Firm for 2022.

18     Huntington Bancshares Incorporated

Election of Directors

Proposal 1

Election of Directors

The Board proposes the election of 15 Directors at this annual meeting. Directors elected at the meeting will each serve a one-year term expiring at our 2023 Annual Meeting and their successors are duly elected and qualify.

Unless otherwise directed, the shares represented by a properly submitted proxy will be voted FOR the election of each nominee. We have no reason to believe that any nominee will be unable or unwilling to serve as a Director if elected. If, however, any of these nominees should become unavailable, the Board may decrease the number of Directors pursuant to our Bylaws, or the Board may designate a substitute nominee, for whom shares represented by a properly submitted proxy would be voted.

The Board recommends a vote FOR the election of each of the nominees for Director.

Proposal 1 – Election of Directors

Shareholders are being requested to vote on a proposal to elect 15 nominees as Directors of Huntington. The Board recommends that you vote FOR each nominee because they bring to our Board an effective variety of skills, knowledge, experience, and perspectives. Each nominee is a proven leader within their respective fields and industries.

After consideration of the current composition of the Board, the results of the annual Board evaluation, and the Company’s strategic objectives and goals, the Board, upon consultation with the NESG Committee, has nominated the following 15 individuals, each of whom is currently serving, for election at the 2022 Annual Meeting:

Lizabeth Ardisana	Gina D. France	Richard W. Neu	Stephen D. Steinour
Alanna Y. Cotton	J. Michael Hochschwender	Kenneth J. Phelan	Jeffrey L. Tate
Ann B. (Tanny) Crane	Richard H. King	David L. Porteous	Gary Torgow
Robert S. Cubbin	Katherine M. A. (Allie) Kline	Roger J. Sit

Directors King, Sit, Tate, and Torgow joined Huntington’s Board as part of the TCF Merger in June of 2021. These Directors bring diverse skills and attributes that complement and extend those already represented on the Board.

Pursuant to Huntington’s Bylaws, all Directors shall serve a one-year term expiring at the 2023 Annual Meeting and their successors are duly elected and qualify.

The General Information on Voting and the Annual Meeting section of the Proxy Statement contains information on how to nominate and recommend individuals for directorship.

Special Thank You to Departing Directors

Pursuant to the Board’s mandatory retirement age, Steve Elliott was not eligible for nomination this year, and accordingly, he has not been nominated.

Director Elliott has served on Huntington’s Board and as Chair of its Risk Oversight Committee with distinction since 2011. He has also been a member of the Board’s Executive Committee and HR and Compensation Committee and was Chair of the Integration Oversight Committee. His institutional knowledge, deep

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understanding of the Company’s risk management program, risk management expertise, and thorough understanding of the banking and financial services industry has greatly served the Board. Huntington and the Board thank Director Elliott for his many years of steadfast service, guidance, and constructive challenge.

We would also like to thank Barbara McQuade for her insight and contributions since joining the Board at the close of the TCF merger. She has been an active and engaged member of the Risk Oversight Committee during her tenure and has contributed a wealth of acumen and direction. As a leader in the legal field, she provided significant knowledge and insight during our integration with TCF that has contributed to our success.

Diversity & Inclusion on the Board

The Board understands the importance of and is committed to maintaining a diverse group of Directors who can bring their unique and individual experiences, talents, and points of view to the boardroom. By ensuring its membership is diverse, the Board is setting the tone at the top with respect to diversity.

Our nominees for directorship represent a well-rounded diversity of backgrounds, skills, knowledge, experience, and perspectives. All our nominees are seasoned leaders. We also have a mix of newer and longer-term Directors among the nominees. As of the 2022 Annual Meeting, the average tenure of our Director nominees will be approximately six years, and the nominees will range in age from 49 to 71 years.

Gender & Ethnic Diversity	Average Tenure

Average Age	Independence

The Board believes that its membership should be diverse. By maintaining diversity within the boardroom, the Board is setting the tone at the top with respect to diversity.

To further demonstrate its commitment to diversity and to memorialize the practices already taking place, at the beginning of 2022, the Board amended the Corporate Governance Guidelines to adopt a version of the Rooney Rule, which states that the NESG Committee will include highly qualified candidates who reflect diverse backgrounds (including diversity of gender, race, and ethnicity) in the pool from which nominees are chosen. Any third-party firms or consultants used to compile a pool of candidates will be required to include a diverse slate.

The Board measures the success and efficacy of these refreshment practices by the levels of diversity the Board is able to maintain on an ongoing basis.

20    Huntington Bancshares Incorporated

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Board Skills, Experience and Diversity

A summary of the qualifications and attributes of our Director nominees is presented below.

Board Diversity Matrix (As of April 20, 2022)*
Total Number of Continuing Directors	15**
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender:
Number of Directors based on gender identity	5	10	0	0
Number of Directors who identify in any of the categories below:
African American or Black	1	1	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	1	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	3	8	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	0

Individual Director Characteristics
	Ardisana	Cotton	Crane	Cubbin	France	Hochschwender	King	Kline	Neu	Phelan	Porteous	Sit	Steinour	Tate	Torgow
Skills & Experience
Audit/Financial Reporting
Client/Consumer Marketing, Branding & Communication
Compensation & Human Capital Management
ESG
Financial Services
Government, Public Policy & Regulatory
Legal
Public Company Executive
Risk Management
Strategic Planning/M&A
Technology/Cybersecurity
Demographic Background
Independent
Tenure (Years)	5	2	11	5	5	5	<1	3	12	2	18	<1	13	<1	<1
Total Number of Public Company Boards	2	1	1	2	3	1	1	2	2	2	1	1	2	1	2
Age (Years)	71	49	65	64	63	61	66	50	66	62	69	60	63	52	65
Gender (Male (M)/Female (F)/Non-Binary (NB))	F	F	F	M	F	M	M	F	M	M	M	M	M	M	M
LGBTQ+
Race/Ethnicity
African American/Black
Asian
Hispanic or Latinx
White

In addition to the diversity attributes in the above matrix, Directors were also asked to self-identify veteran status, disability status, and any foreign languages they speak fluently.

*	The “as of” date reflects the date of the 2022 Annual Meeting. The Director questionnaires were due back to Huntington on January 14, 2022.
**	This matrix only includes those Directors who were nominated for election at the 2022 Annual Meeting by the NESG Committee and Board. Because Directors Elliott and McQuade were not nominated this year, they are not included in the matrix.

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The following are descriptions of the skills that the Board believes are critical in effective oversight of the Company:

Audit/Financial Reporting	Prior experience working in finance, accounting, and/or audit, internally or externally.
Client/Consumer Marketing, Branding and Communication	Experience leveraging technology to improve the customer experience online and in-store and drive omni-channel experiential initiatives. Customer marketing and branding experience with digital mindset.
Compensation & Human Capital Management	Experience aligning compensation with strategy and performance, tying compensation to behaviors, and ensuring compensation plans do not encourage excessive risk taking. Experience developing a strong corporate culture and focusing on colleague engagement. Experience in human capital management.
ESG	Experience with ESG practices, from a sustainability and/or reporting perspective, with a focus on leadership in modern board practices and corporate governance.
Financial Services	Experience with financial market products and services and an understanding of payment platforms, models, systems, and technology.
Government, Public Policy & Regulatory	Experience working closely with government officials at a local, state, or federal level; developing or leading public policy; or working in the government. Experience with regulators and regulatory issues.
Legal	Significant experience as a lawyer at a firm, with the government, or as in-house counsel with a track record of assessing risk, implementing appropriate mitigation measures, and advising business clients.
Public Company Executive	CEO or other senior executive (direct report to CEO) of a publicly traded company.
Risk Management	Deep experience with enterprise risk management principles and concepts as well as experience managing risk at a large, complex organization.
Strategic Planning/ M&A	Experience leading complex mergers, acquisitions, or divestitures and direct involvement in the integration of people, systems, data, and operations.
Technology, Cybersecurity, & Information Security	Expertise in cybersecurity and information technology systems and developments, either through academia or industry experience. Experience leading technology strategy for a large organization or experience managing security risks at a large organization.

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Director Nominees

The following provides biographical information regarding each of the nominees, including the specific business experience, qualifications, attributes, and skills that were considered, in addition to prior service on the Board, when the Board determined to nominate them. Each nominee brings significant experience to the Board and the committees on which they serve, and the Board believes that each of the nominees is well qualified to serve as a Director on Huntington’s Board.

Career Highlights

•   CEO and the Principal Owner of ASG Renaissance, LLC, which Ms. Ardisana founded in 1987. ASG Renaissance is a technical and communication services firm with more than three decades of experience in providing services to a wide range of clients in the automotive, environmental, defense, construction, healthcare, banking, and education sectors.

•   CEO of Performance Driven Workforce, LLC, a scheduling and staffing firm that was founded in 2015 and has since expanded into five states.

•   Hispanic and female business owner; an active business and civic leader in Michigan.

•   Member of the board of Citizens Republic Bancorp, Inc. from 2004 to 2013, and a member of the board of FirstMerit Corporation from 2013 to 2016.

•   Serves on the board of the privately-held US Sugar.

•   Held numerous leadership positions in a variety of non-profit organizations, including: Skillman Foundation, CS Mott Foundation, Kettering University, Metropolitan Affairs Coalition and Focus: Hope, Next Energy

•   Appointed by the governor of Michigan to the executive board of the Michigan Economic Development Corporation and chairs its finance committee.

•   Vice chair of Wayne Health where she serves on the audit committee and compensation committee.

•   Brings significant leadership experience to the Board

Education

•   Holds a bachelor’s degree in mathematics and computer science from the University of Texas, a master’s degree in mechanical engineering from the University of Michigan and a master’s degree in business administration from the University of Detroit.

Lizabeth Ardisana Director since: 2016 Age: 71 Committees: Community Development Committee Risk Oversight Committee
Other Current Public Company Directorships: Clean Energy Fuels Corp.
Key Experience and Skills:

	Audit/Financial Reporting	Government, Public Policy & Regulatory
	Client/Consumer Marketing, Branding & Communication	Risk Management
	Compensation & Human Capital Management	Strategic Planning/M&A
ESG

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Career Highlights

•   Former President of Operations, Central & Eastern Europe for The Coca-Cola Company. Ms. Cotton joined The Coca-Cola Company in 2020 and became President of Operations for Central and Eastern Europe in January 2021.

•   Previously Ms. Cotton was Senior Vice President and general manager, product marketing, with Samsung Electronics America, Inc. where she oversaw product commercialization and digital platform engagement from 2018 to 2020. She served as Samsung’s Vice President and General Manager, Mobile Computing, and Wearables from 2017 – 2018 and previously as Vice President, Marketing (Demand Generation), Tablets, Wearables, and PCs.

•   Served in various roles with PepsiCo, Inc. from 2004 to 2014, including Vice President, Brands from 2013 to 2014. Began her career with Proctor & Gamble Company in 1996.

•   Has significant consumer product and technology experience and related marketing expertise with a consumer-centric focus.

•   Brings an extensive understanding of consumers (particularly millennials), their preferences, behaviors, and usage patterns, in support of advancing Huntington’s digital and mobile technology strategy.

Education

•   Holds a bachelor’s degree in environmental engineering from Northwestern University and a master’s degree in business administration from Stanford University.

Alanna Y. Cotton Director since: 2019 Age: 49
Committees: Community Development Committee Technology Committee
Key Experience and Skills:

	Client/Consumer Marketing, Branding & Communication	Government, Public Policy & Regulatory
	Compensation & Human Capital Management	Strategic Planning/M&A
	ESG	Technology, Cybersecurity & Information Security
Financial Services

Career Highlights

•   President and CEO, Crane Group Company. Since 2003, she has led Crane Group Company, a privately-held, diversified portfolio company comprised of businesses primarily serving the manufacturing and services markets, as well as managing investments in private equity firms and real estate and bond portfolios. She joined the manufacturer, Crane Plastics Company, in 1987 as Director of Human Resources, and became Vice President of sales and marketing in 1993. She was named President in 1996.

•   Previously served as Product Manager for Quaker Oats from 1982 to 1987 where she managed all aspects of multiple product lines.

•   Appointed as a director for the Federal Reserve Bank of Cleveland in 2003. After serving as a director for five years, she was named chair of the board and served in that capacity for two years.

•   Served on the board for Wendy’s International from 2003 to 2007. Also served on the board for State Savings Bank from 1993 to 1998.

•   Widely recognized for her and her company’s philanthropy throughout Central Ohio.

•   An accomplished executive who brings a wealth of knowledge of the financial services industry and community support and investment to our Board.

Education

•   Holds a bachelor’s degree in marketing and finance from The Ohio State University and a master of management in marketing and finance from the J.L. Kellogg Graduate School of Management at Northwestern University.

Ann B. (Tanny) Crane Director since: 2010 Age: 65 Committees:
Audit Committee Community Development Committee (Chair) Executive Committee
Key Experience and Skills:

	Audit/Financial Reporting	Government, Public Policy & Regulatory
	Client/Consumer Marketing, Branding & Communication	Strategic Planning/M&A
Financial Services

24	Huntington Bancshares Incorporated

Election of Directors

Career Highlights

•   Retired President and CEO of Meadowbrook Insurance Group. He retired in 2016 following a 30-year career with Meadowbrook Insurance Group during which he held various management positions. He joined the company as Vice President and General Counsel, primarily responsible for all legal and regulatory affairs. He was promoted to Executive Vice President in 1996 and then to President and Chief Operating Officer in 1999, primarily responsible for all operational functions within the company. He became CEO in 2001. While with Meadowbrook, he led the formation of the firm’s insurance company subsidiaries, their initial capital raising efforts, and ultimately led the company’s initial public offering and registration of its stock on the NYSE. He managed all negotiations, due diligence, integration, and regulatory matters relative to dozens of acquisitions over his career. He served as a director of Meadowbrook Insurance Group, Inc., including the time-period during which Meadowbrook was a public company.

•   Served on the board of Citizens Republic Bancorp, Inc. from 2008 to 2013 and on the board of FirstMerit Corporation from 2013 to 2016.

•   Served as the chair of the audit committee at Citizens Republic Bancorp, Inc.

•   Served as a board member, executive committee member, and chair of the finance and investment committee of Business Leaders for Michigan, a non-profit organization, comprised of the senior executives of the state’s largest job providers, which is focused on driving business development and economic change in the State of Michigan.

•   A broadly experienced executive who brings many years of expertise and leadership to our Board and the committees on which he serves.

Education

•   Holds a bachelor’s degree in psychology from Wayne State University and a juris doctor degree from Detroit College of Law.

•   A licensed attorney and member of the State Bar of Michigan.

Robert S. Cubbin Director since: 2016 Age: 64 Committees: Audit Committee HR and Compensation Committee (Chair)
Other Current Public Company Directorships: Kelly Services, Inc.
Key Experience and Skills:

	Audit/Financial Reporting	Legal
	Compensation & Human Capital Management	Public Company Executive
	Financial Services	Risk Management
	Government, Public Policy & Regulatory	Strategic Planning/M&A

Career Highlights

•   CEO and President of France Strategic Partners LLC, a strategy and transaction advisory firm serving corporate clients across the country.

•   Before founding France Strategic Partners in 2003, served as a Managing Director of Ernst & Young LLP, where she led a national client-facing strategy group that worked exclusively with CEOs and their senior executive teams on corporate strategy, mergers and acquisitions, financial transactions, and value-creation strategies.

•   A strategic advisor to over 250 companies throughout the course of her career.

•   Has more than 40 years of strategy, investment banking, and corporate finance experience.

•   Served as an investment banker with Lehman Brothers in New York and San Francisco.

•   Served as the international cash manager of Marathon Oil Company.

•   Appointed a director of the BNY Mellon Family of Funds in 2019.

•   Previously served on the boards of FirstMerit Corporation, Dawn Food Products, Inc., and Mack Industries.

•   A trustee of Baldwin Wallace University and the Cleveland Modern Dance Association and was a founding board member and treasurer of In Counsel with Women.

•   A seasoned corporate director and executive who brings many years of finance, investment banking, financial reporting, risk oversight, and corporate strategy experience to our Board and the committees on which she serves.

Education

•   Holds a bachelor’s degree in finance magna cum laude from Indiana University and a master of management in finance with the highest distinction from the J.L. Kellogg Graduate School of Management at Northwestern University.

Gina D. France Director since: 2016 Age: 63 Committees: Audit Committee HR and Compensation Committee
Other Current Public Company Directorships: CBIZ, Inc.; Cedar Fair LP.
Key Experience and Skills:

	Audit/Financial Reporting	Government, Public Policy & Regulatory
	Compensation & Human Capital Management	Risk Management
	ESG	Strategic Planning/M&A
Financial Services

2022 Proxy Statement	25

Election of Directors

Career Highlights

•   CEO of The Smithers Group Inc., Akron, Ohio, a private group of companies that provides technology-based services to global clientele in a broad range of industries. He also served as President until May 2021. Under his leadership since 1996, Smithers has experienced rapid growth, technological diversification, and geographic expansion through an aggressive series of acquisitions as well as organic growth.

•   Served as a director of FirstMerit Corporation for ten years and as a member of the audit committee and compensation committee.

•   Has three decades of corporate management and consulting experience.

•   Served five years in the U.S. Navy SEAL Teams, deploying to Southeast Asia and the Middle East and attaining the rank of Commander.

•   Active in local health, civic, and educational organizations, currently serving on the boards of Burton D. Morgan Foundation and the Tulane School of Science and Engineering.

•   Served on the boards of the Akron General Medical Center, the Greater Akron Chamber of Commerce, Ohio Foundation of Independent Colleges, Old Trail School, The American Council of Independent Laboratories, and The University of Akron Foundation.

•   Brings substantial leadership and executive experience, as well as business experience in the northeast Ohio market, to the Board.

Education

•   Holds a bachelor’s degree in biology and environmental studies from Tulane University and a master’s degree in business administration from the Wharton School of Business at the University of Pennsylvania.

J. Michael Hochschwender Director since: 2016 Age: 61 Committees: HR and Compensation Committee Technology Committee (Chair)

Key Experience and Skills:

	Audit/Financial Reporting	Strategic Planning/M&A
	Compensation & Human Capital Management	Technology, Cybersecurity & Information Security

Career Highlights

•   Serves as Chairman of the Metropolitan Airports Commission in Minneapolis, Minnesota since July 2019.

•   Served in a variety of senior roles at Thomson Reuters, a global provider of intelligent information, from 2000 until his retirement in 2021, most recently serving as Managing Director of Operations from January 2020 until his retirement. Prior to that, he served as Executive Vice President and Chief Information Officer during 2019 and from 2015 to 2017, Executive Vice President, Operations from 2017 to 2019, Executive Vice President & Chief Operating Officer for Technology from 2012 to 2015, and Chief Technology Officer of Thomson Reuters Professional Division and Executive Vice President and Chief Operating Officer of Thomson West from 2008 to 2012.

•   Completed the National Association of Corporate Directors’ Cyber-Risk Oversight Program and received the CERT Certificate in Cybersecurity Oversight issued by the Software Engineering Institute at Carnegie Mellon University.

•   Serves as chair of the Technology Advisory Council for the State of Minnesota.

•   Brings significant cybersecurity and technological expertise to our Board.

Education

•   Holds bachelor's and master's degrees in education from the University of Vermont.

Other Prior Public Company Boards Within Five Years

•   Prior to the TCF Merger in June 2021, he served on the board of TCF (formerly Chemical Financial Corporation) since its 2019 merger with legacy TCF, the board of which he had served on since 2014.

Richard H. King Director since: 2021 Age: 66 Committees:
Technology Committee
Key Experience and Skills:

	Client/Consumer Marketing, Branding & Communication	Government, Public Policy & Regulatory
	Compensation & Human Capital Management	Public Company Executive
	ESG	Strategic Planning/M&A
	Financial Services	Technology, Cybersecurity & Information Security

26	Huntington Bancshares Incorporated

Election of Directors

Career Highlights

•   Founding Principal of LEO DIX, a boutique services firm that helps CEOs, boards, and c-suite executives drive growth during times of disruption, transition, transformation, and turnarounds.

•   Served as Chief Marketing and Communications Officer for Verizon Media, the Verizon Communications, Inc. subsidiary consisting of 20+ distinctive digital brands reaching one billion consumers, including AOL, HuffPost, MAKERS, TechCrunch, Tumblr, and the Yahoo family of brands. She served in this role following Verizon’s acquisition of Yahoo from 2017 to July 2018, where she was responsible for all consumer and B2B marketing, external and internal communications, brand strategy and creative, and corporate citizenship and cause marketing. She also served as CEO of MAKERS, Verizon’s prominent women’s media brand.

•   Held the position of Chief Marketing and Communications officer for AOL from 2013 to 2017 prior to and following Verizon’s acquisition of AOL in 2015. From January 2013 until June 2015, she was the Chief Marketing Officer of AOL Platforms (a division of AOL).

•   Held the position of Chief Marketing Officer for 33 Across, a leading data and analytics company in the digital advertising space from 2011 to 2012. Held the position of Vice President, Marketing for Brand Affinity Technologies, a digital sports and celebrity endorsement marketing platform from 2008 to 2011.

•   A board member of the National Forest Foundation, serving on the executive committee.

•   Founded and chaired the board of trustees of Verizon Media’s Charitable Foundation, which is focused on improving the lives of women, girls, and underserved youth. Previously chaired the AOL Foundation, was a member of the executive committee for the Internet Advertising Bureau Board of Directors, and served on the board of The Female Quotient.

•   Held digital media and marketing leadership positions with Launch Ideas, Unicast (acquired by Sizmek), InterVU (acquired by Akamai Technologies), and the Washington Wizards.

•   Renowned for her business, marketing, and communications expertise with fast-growth companies, as well as cyber, M&A, transformations, and ESG/DEI/values leadership.

Education

•   Holds a bachelor’s degree in corporate communications from Ithaca College.

Other Prior Public Company Boards Within Five Years

•   Served on the board of Waddell & Reed Financial, Inc. from February 2020 to April 2021.

•   Served on the board of Pier 1 Imports, Inc. from September 2018 to October 2020.

Katherine M. A. (Allie) Kline Director since: 2019 Age: 50 Committees: NESG Committee Technology Committee Other Current Public Company Directorships: Bill.com Holdings, Inc.

Key Experience and Skills:

	Client/Consumer Marketing, Branding & Communication	Government, Public Policy & Regulatory
	Compensation & Human Capital Management	Public Company Executive
	ESG	Strategic Planning/M&A
	Financial Services	Technology, Cybersecurity & Information Security

2022 Proxy Statement	27

Election of Directors

Career Highlights

•   Retired Chairman of MCG Capital Corporation. He served as chairman of the board from 2009 to 2015, until its sale to PennantPark Floating Rate Capital Ltd. He also served as CEO from October 2011 to November 2012. MCG was a Washington, D.C.-based publicly traded business development corporation providing financing to middle market companies throughout the United States. He first joined the MCG board in 2007 and served as a member of the audit, nominating and corporate governance, and valuation and investment committees.

•   Served as Executive Vice President, CFO, Treasurer, and director for both Charter One Financial, Inc. and Charter One Bank from 1995 to 2004. He assumed this role following the merger of First Federal of Michigan and Charter One Financial, Inc. He joined First Federal of Michigan in 1985 as CFO and was elected to the board in 1992.

•   Served on the board of the Dollar Thrifty Automotive Group from 2006 to 2012 until its sale to Hertz Corporation. He served as the lead director from December 2011 to November 2012 and served as chairman of the board from November 2010 to December 2011. He previously served as chairman of the audit committee and as a member of the corporate governance committee.

•   His professional experience includes seven years at a Big 4 public accounting firm, 20 years as a CFO of a major regional bank holding company, and 15 years in a variety of public company board roles.

•   Possesses a comprehensive knowledge of our bank markets, as well as extensive knowledge of the banking industry. He has led numerous bank acquisitions and integrations.

•   His knowledge and diverse business experience, as well as financial acumen, make him a valued member of the Board and as Chair of its Audit Committee.

Education

•   Holds a bachelor’s degree in business administration from Eastern Michigan University.

Other Prior Public Company Boards Within Five Years

•   Was a member of the board of Oxford Square Capital Corporation from 2016 to 2021, where he served as chair of the audit committee and chair of the nominating and corporate governance committee.

Richard W. Neu Director since: 2010 Age: 66 Committees: Audit Committee (Chair) Executive Committee NESG Committee Other Current Public Company Directorships:
Tempur Sealy International, Inc.
Key Experience and Skills:

	Audit/Financial Reporting	Government, Public Policy & Regulatory
	Compensation & Human Capital Management	Public Company Executive
	ESG	Risk Management
	Financial Services	Strategic Planning/M&A

Career Highlights

•   Senior Advisor, Oliver Wyman, Inc., global management consulting firm, since 2019.

•   Served as CRO for the U.S. Department of the Treasury from 2014 to 2019. In this role he established the department’s Office of Risk Management to provide senior Treasury and other Administration officials with analysis of key risks, including credit, market, liquidity, operational, governance, and reputational risks across the department. He also served as Acting Director for the Office of Financial Research, an independent bureau within the Treasury Department charged with supporting the Financial Stability Oversight Council and conducting research about systemic risk.

•   Served as CRO for RBS Americas from 2011 to 2014.

•   Possesses broad risk oversight expertise as well as extensive knowledge of the banking industry.

•   His knowledge and experience strengthen the Board’s governance and risk oversight and make him a key member of the Risk Oversight Committee. He was determined by the Board to be a “risk management expert” under the Federal Reserve’s Regulation YY.

Education

•   Holds a master’s degree in economics from Trinity College in Dublin, Ireland and a juris doctor degree from Villanova University.

Kenneth J. Phelan Director since: 2019 Age: 62
Committees: HR and Compensation Committee Risk Oversight Committee (Co-Chair) Other Current Public Company Directorships: Adtalem Global Education Inc.
Key Experience and Skills:

	Compensation & Human Capital Management	Public Company Executive
	Financial Services	Risk Management
	Government, Public Policy & Regulatory	Strategic Planning/M&A
	Legal	Technology, Cybersecurity & Information Security

28	Huntington Bancshares Incorporated

Election of Directors

Career Highlights

•   Attorney at McCurdy, Wotila & Porteous, P.C.

•   Practiced law for more than 40 years with a focus on business, corporate, and municipal law and government relations.

•   Prior to joining McCurdy, Wotila & Porteous in 2008, he managed his own law practice for more than 20 years.

•   A recognized authority on economic development and has served on the boards of the Michigan Economic Development Corporation; the Michigan Economic Growth Authority, where he was chairman of the executive committee; the Michigan Strategic Fund, where he was chairman; and the Michigan Chamber of Commerce.

•   Former director of the Federal Home Loan Bank of Indianapolis, where he chaired the audit committee.

•   A member of the board of trustees of Michigan State University, where he was chairman of the board from 2003 to 2006 and was a member of its finance and audit committees.

•   Served as a director of Jackson National Life Insurance of New York from 2002 to 2016, where he served as a member of the audit, risk, and compensation committees.

•   Brings significant legal, economic, and leadership experience to the Board.

Education

•   Holds a bachelor’s degree in criminal justice from Michigan State University and a juris doctor degree from Western Michigan University, Cooley Law School.

David L. Porteous Director since: 2003 Age: 69
Lead Director Committees: Executive Committee (Chair) NESG Committee (Chair) Risk Oversight Committee
Key Experience and Skills:

	Audit/Financial Reporting	Government, Public Policy & Regulatory
	Compensation & Human Capital Management	Legal
	ESG	Risk Management
	Financial Services	Strategic Planning/M&A

Career Highlights

•   CEO, Global Chief Investment Officer, and Director at Sit Investment Associates, a privately-owned institutional investment management firm.

•   Served in the US Air Force, attaining the rank of Captain.

•   Has over 30 years of financial services experience.

•   Serves on the board of the McKnight Foundation, a family foundation that is focused on advancing a more just, creative, and abundant future where people and the planet thrive; he chairs the investment committee and is a past chair of the finance and audit committee.

•   Brings significant leadership and financial services expertise to the Board.

Education

•   Holds a bachelor’s degree in management from the U.S. Air Force Academy, a master’s degree in systems management from the University of Southern California, and a master’s degree in business administration from the Harvard Business School.

Other Prior Public Company Boards Within Five Years

•   Prior to the TCF Merger in June 2021, he served on the board of TCF (formerly Chemical Financial Corporation) since its 2019 merger with legacy TCF, the board of which he had served on since 2015.

Roger J. Sit Director since: 2021 Age: 60 Committees: NESG Committee

Key Experience and Skills:

	Audit/Financial Reporting	Government, Public Policy & Regulatory
	Compensation & Human Capital Management	Risk Management
	ESG	Strategic Planning/M&A
Financial Services

2022 Proxy Statement	29

Election of Directors

Career Highlights

•   Chairman, President, and CEO of Huntington and President and CEO of Huntington Bank since January 2009. He was also Chairman of Huntington Bank until the TCF Merger. He joined Huntington from CrossHarbor Capital Partners in Boston, where he served as a Managing Partner.

•   Served in various executive roles for Citizens Financial Group in Providence, Rhode Island, from 1992 to 2008, with responsibilities for credit, risk management, wholesale and regional banking, consumer lending, technology, and operations among others. He was named President in 2005 and CEO in 2007.

•   Former director of the Federal Reserve Bank of Cleveland.

•   A trustee of The Ohio State University Wexner Medical Center and co-chair of The Columbus Partnership.

•   Member of the Ohio Business Roundtable, the Bank Policy Institute, and The Clearinghouse Association.

•   Served on the board of trustees of Liberty Property Trust, is a former trustee of the Eisenhower Fellowships and the National Constitution Center, and past chairman of the Greater Philadelphia Chamber of Commerce.

•   With more than 35 years of experience in all aspects of banking, he brings extensive leadership experience, as well as broad knowledge of the banking industry to the Board and his role as CEO.

Education

•   Holds a bachelor’s degree in economics from Gettysburg College and completed the Stanford University Graduate School of Business Executive Program.

Other Prior Public Company Boards Within Five Years

•   Served on the board of Exelon Corporation until April 2020.

Stephen D. Steinour Director since: 2009 Age: 63 Committees: Executive Committee Other Current Public Company Directorships: Bath & Body Works, Inc. (previously L Brands, Inc.)

Key Experience and Skills:

	Audit/Financial Reporting	Government, Public Policy & Regulatory
	Client/Consumer Marketing, Branding & Communication	Public Company Executive
	Compensation & Human Capital Management	Risk Management
	ESG	Strategic Planning/M&A
	Financial Services	Technology, Cybersecurity & Information Security

Career Highlights

•   CFO and Executive Vice President of Leggett & Platt, a diversified manufacturer, since September 2019.

•   Previously served as Vice President and Business Finance Director for the Packaging and Specialty Plastics segment of The Dow Chemical Company, a position he held from August 2017 until August 2019. He directed and oversaw all finance activities to provide strategic and financial counsel for the businesses. Also served as Chief Auditor from December 2012 to July 2017 with responsibility for leading internal audit and corporate investigations globally.

•   Began his career with Dow in Louisiana in 1992 and held a variety of accounting and controller roles before relocating to Michigan for several finance leadership assignments in Dow Automotive, Investor Relations, Performance Materials, and Performance Plastics.

•   Chosen as CFO of the Year by the National Association of Black Accountants in 2020. In 2020 and 2012, he was named to Savoy Magazine’s Top 100 Most Influential Blacks in Corporate America.

•   He is a member of the Financial Executives International; the Executive Leadership Council; the American Institute of Certified Public Accountants; and Omega Psi Phi Fraternity, Incorporated.

•   Previously served on the PCAOB Standing Advisory Group.

•   Brings significant finance and accounting expertise to the Board and Audit Committee.

Education

•   Holds a bachelor’s degree in accounting from the University of Alabama and is a Certified Public Accountant.

Other Prior Public Company Boards Within Five Years

•   Prior to the TCF Merger in June 2021, he served on the board of TCF (legacy Chemical Financial Corporation at the time) since 2017.

Jeffrey L. Tate Director since: 2021 Age: 52 Committees: Audit Committee

Key Experience and Skills:

	Audit/Financial Reporting	Public Company Executive
	Compensation & Human Capital Management	Risk Management
	ESG	Strategic Planning/M&A
Financial Services

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Election of Directors

Career Highlights

•   Chairman of Huntington Bank since June 2021.

•   Previously served as the executive chairman of TCF (known as Chemical Financial Corporation until August 2019) from September 2016 until the TCF Merger in June 2021; previously served as executive chairman of Talmer Bancorp, Inc. until its merger with Chemical Financial Corporation (later renamed TCF in August 2019).

•   Before joining Talmer, Mr. Torgow founded and chaired the Sterling Group, a Michigan-based real estate, development, and investment company.

•   Serves as a director of Blue Cross Blue Shield of Michigan.

•   Serves as a trustee of the Community Foundation for Southeast Michigan; on the executive board of Business Leaders of Michigan; and as a member of the Beaumont Health Trustees.

•   Mr. Torgow is on the boards of the Detroit Regional Partnership and the Skillman Foundation. He also serves as chairman of Mosaic United and as board president for the Yeshiva Beth Yehudah school.

•   He is well known throughout Michigan for his business and philanthropic activities.

•   Brings significant financial services expertise, as well as deep knowledge about the Midwest, Detroit, and Michigan marketplaces to the Board.

Education

•   Holds a bachelor’s degree in history from Yeshiva University and a law degree from Wayne State University.

•   A licensed attorney and member of the State Bar of Michigan.

Other Prior Public Company Boards Within Five Years

•   As set forth above, served as executive chairman of TCF since September 2016 until the TCF Merger.

Gary Torgow Director since: 2021 Age: 65 Committees: Community Development Committee
Other Current Public Company Directorships: DTE Energy Company
Key Experience and Skills:

	Audit/Financial Reporting	Government, Public Policy & Regulatory
	Compensation & Human Capital Management	Public Company Executive
	ESG	Strategic Planning/M&A
Financial Services

Compensation of Directors

Our compensation philosophy for the Board is to provide compensation to non-employee Directors that reflects the significant time commitment and substantial contributions the Directors are expected to make to the value creation and governance of Huntington.

The compensation levels and structure for Directors are designed, with the input of the independent compensation consultant, to enable us to attract and retain high caliber talent at a national level and also to align the Directors’ interests with those of our shareholders. The program is retainer-based and paid in a combination of cash and equity. A meaningful portion of Director compensation is paid in equity that is subject to holding requirements. Meeting fees in cash are paid only when the number of meetings exceed a certain threshold. The CEO does not receive compensation for his service as a Director.

The HR and Compensation Committee performs a review of the compensation program for Directors each year facilitated by the independent compensation consultant. In 2021, the HR and Compensation Committee determined to increase the Director cash retainer from $75,000 to $100,000 and to increase the Director equity retainer from $125,000 to $137,500 to align with market practices.

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Election of Directors

Base Compensation

Director Equity Compensation

A meaningful portion of Director compensation is paid in equity that is subject to holding requirements.

Equity grants for Directors are in the form of deferred stock units.

The deferred stock units are vested upon grant but not released to the Director until the later of six months following separation of service or one year from the date of grant.

Additional Retainers

*	An event fee is paid when, at Huntington’s request, a Director attends or participates in an event or meeting in their capacity as a Director. Such events could include conferences hosted by regulators, regional bank visits, or Huntington-sponsored training.

**	A $2,000 per meeting fee is paid only when meetings exceed: 20 meetings in a calendar year for the Audit Committee and the Risk Oversight Committee; 8 meetings in a calendar year for other committees; or 15 meetings in a calendar year for the Board. If the threshold for any committee (or the full Board) is not exceeded, then no meeting fee is paid for that meeting.

All fees payable in cash are paid in quarterly installments. A Director may defer all or a portion of the cash and equity compensation payable to the Director through participation in the Director Deferred Compensation Plan.

32	Huntington Bancshares Incorporated

Election of Directors

Director Compensation 2021

Name	Fees Earned or Paid in Cash(3)	Stock Awards(4)(5)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non- qualified Deferred Compensation Earnings	All Other Compensation	Total
Lizabeth Ardisana	$118,250	$137,497	—	—	—	$—	$255,747
Alanna Y. Cotton	112,750	137,497	—	—	—	—	250,247
Ann B. (Tanny) Crane	150,250	137,497	—	—	—	—	287,747
Robert S. Cubbin	154,750	157,490	—	—	—	—	312,240
Steven G. Elliott	182,750	157,490	—	—	—	—	340,240
Gina D. France	124,250	137,497	—	—	—	—	261,747
J. Michael Hochschwender	124,000	137,497	—	—	—	—	261,497
John C. (Chris) Inglis(1)	66,500	137,497	—	—	—	—	203,997
Richard H. King	62,083	52,078	—	—	—	—	114,161
Katherine M. A. (Allie) Kline	110,750	137,497	—	—	—	—	248,247
Barbara L. McQuade	65,833	52,078	—	—	—	—	117,911
Richard W. Neu	160,250	157,490	—	—	—	—	317,740
Kenneth J. Phelan	125,750	137,497	—	—	—	—	263,247
David L. Porteous	257,750	137,497	—	—	—	—	395,247
Roger J. Sit	62,083	52,078	—	—	—	—	114,161
Jeffrey L. Tate	65,833	52,078	—	—	—	—	117,911
Gary Torgow(2)	—	—	—	—	—	3,330,030	3,330,030
(1)	Mr. Inglis served on the Board in 2021 until June 21st.

(2)	The “All Other Compensation” column for Mr. Torgow includes $3.25 million paid to Mr. Torgow pursuant to his Letter Agreement described below; $67,228 related to Mr. Torgow’s use of a car and driver provided by Huntington, representing the cost of fuel, salary and overtime costs for the driver, and maintenance and depreciation on the vehicle; and $12,802 related to administrative support and use of office space.

Pursuant to a Letter Agreement, dated December 13, 2020, between Director Torgow and Huntington that was contingent upon the completion of the TCF Merger, Director Torgow provides advisory services to Huntington, including advice on the development, strengthening, and growth of customer, community, and local government relationships. At the close of the TCF Merger, Director Torgow was paid $3.25 million. For the first two 12-month periods following the merger closing date, Director Torgow will receive an annual advisory fee of $3.25 million. Director Torgow will receive an advisory fee of $2.75 million for the third 12-month period following the merger closing date. During the term of the agreement, Director Torgow is entitled to (1) continued use of the executive office in the Company’s primary location in Downtown Detroit, (2) a dedicated executive assistant, and (3) continued use of a dedicated driver for security purposes. Pursuant to the terms of the Letter Agreement, Mr. Torgow receives no compensation for his service on Huntington's Board.

(3)	Amounts include fees deferred by participating Directors under the Director Deferred Compensation Plan.

(4)	On May 1, 2021, grants of 10,280 deferred stock units were made to the chairpersons of the Audit, HR and Compensation, and Risk Oversight Committees, and grants of 8,975 deferred stock units were made to each other director under the 2018 Long-Term Incentive Plan. These deferred stock unit awards will be credited with an additional number of deferred stock units to reflect reinvested dividend equivalents with respect to the period of time between the date of grant and the delivery of shares. Directors King, McQuade, Sit and Tate joined the Board on June 9, 2021 in connection with the TCF Merger and in July received prorated deferred stock unit awards, which were reduced by the amount of compensation already paid to them by TCF for their service on the TCF Board for the period after May 1, 2021. As such, on July 20, 2021, grants of 3,793 deferred stock units were made to Directors King, McQuade, Sit and Tate. All awards were vested upon grant but are not released until the later of six months following separation of service or one year from the date of grant. This column reflects

2022 Proxy Statement	33

Election of Directors

the grant date fair value in accordance with FASB Topic 718 and is equal to the number of units times the fair market value (the closing price of a share of common stock) on the last trading day prior to the date of grant.

(5)	The HR and Compensation Committee has granted deferred stock awards to non-employee Directors each year since 2006. The Directors’ deferred stock unit awards outstanding as of December 31, 2021 are set forth in the table below.

Name	Deferred Stock Awards Outstanding
Lizabeth Ardisana	53,208
Alanna Y. Cotton	28,783
Ann B. (Tanny) Crane	119,121
Robert S. Cubbin	62,141
Steven G. Elliott	135,067
Gina D. France	53,208
J. Michael Hochschwender	53,208
John C. (Chris) Inglis	9,154
Richard H. King	3,829
Katherine M. A. (Allie) Kline	35,153
Barbara L. McQuade	3,829
Richard W. Neu	142,198
Kenneth J. Phelan	34,249
David L. Porteous	135,752
Roger J. Sit	3,829
Jeffrey L. Tate	3,829

Director Deferred Compensation Plan

We offer a deferred compensation program that allows the members of the Board to elect to defer receipt of all or a portion of the cash and equity compensation payable to them in the future for services as Directors. Amounts deferred will accrue interest, earnings, and losses at the market rate of the investment option selected by the participant. The investment options consist of Huntington common stock and a variety of mutual funds that are generally available under and/or consistent with the types of investment options available under our tax-qualified 401(k) Plan for colleagues.

A Director’s account will be distributed either in a lump sum or in annual installments, as elected by each Director, following the age or date specified by the Director at the time the deferral election was made, or the Director’s termination as a Director. All the assets of the current and predecessor plans are subject to the claims of our creditors.

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Election of Directors

As of December 31, 2021, the participating Directors’ accounts under the current and predecessor plans were substantially comprised of Huntington common stock and had the values set forth in the table below.

Participating Directors	Account Balance at December 31, 2021
Ann B. (Tanny) Crane	$628,122
Robert S. Cubbin	139,109
Steven G. Elliott	364,164
Katherine M. A. (Allie) Kline	40,398
Barbara L. McQuade	36,904
Richard W. Neu	2,566,170
Kenneth J. Phelan	94,409
David L. Porteous	1,982,646
Roger J. Sit	35,092
Jeffrey L. Tate	36,904

In addition, Ms. France and Mr. Hochschwender have account balances under a FirstMerit Corporation deferred compensation plan valued at $1,031,630 and $1,171,485 respectively, as of December 31, 2021. The investment options consist of Huntington common stock and a variety of mutual funds that are generally available under and/ or consistent with the types of investment options available under our tax-qualified 401(k) Plan for employees.

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Corporate Governance

Corporate Governance	Huntington and its Board are committed to strong corporate governance and to continually enhancing our practices so that we are better positioned to create shareholder value over time. Our Board is structured to provide effective and independent oversight of Huntington’s corporate governance framework.

Commitment to Good Governance Practices

Huntington’s Board and management believe that strong corporate governance is critical to our long-term success. Executive management and the Board work together to not only maintain legal and regulatory compliance with respect to our governance practices, but to also implement a robust governance framework with hallmarks of transparency and effectiveness. By having appropriate governance practices in place, we are better equipped to operate efficiently, keep pace with market trends and shareholder expectations, and remain compliant with regulatory expectations. Moreover, the Company understands that the governance landscape and shareholder focuses are constantly changing and evolving; therefore, Huntington seeks to continually monitor its practices with a view towards enhancing them over time.

To this end, the Board has adopted several corporate governance documents that compose Huntington’s governance framework. Chief among these is the Corporate Governance Guidelines that detail Board responsibilities, Director qualifications, and structures and practices intended to enhance the Board’s effectiveness.

As demonstrated throughout this Corporate Governance section and as highlighted in the Information Highlights, Huntington has a record of implementing a strong governance framework.

Documents available on or through our website at www.huntington-ir.com:

Corporate Governance Documents

●	Corporate Governance Guidelines
●	Code of Business Conduct and Ethics
●	Financial Code of Ethics for CEO and Senior Financial Officers
●	Recoupment Policy

Board Committee Charters

●	Audit Committee Charter
●	Community Development Committee Charter
●	Executive Committee Charter
●	HR and Compensation Committee Charter
●	NESG Committee Charter
●	Risk Oversight Committee Charter
●	Technology Committee Charter

Investor Relations Policies

●	Investor Relations Disclosure Public Disclosure and Access Policy

ESG Documents

●	ESG Report
●	TCFD Index (part of our ESG Report)
●	SASB Index (part of our ESG Report)
●	EEO-1 data disclosure
●	Political contributions (part of our ESG Report)
●	Environmental Policy Statement
●	Climate Risk Policy Statement
●	Human Rights Statement
●	Service Provider Code of Conduct

36      Huntington Bancshares Incorporated

Corporate Governance

Shareholder Outreach and Engagement

We value the views of our investors and welcome feedback from them. The NESG Committee, on behalf of our Board, oversees our outreach and engagement practices. Members of management, and on occasion the independent Lead Director, typically hold conversations about corporate governance and executive compensation matters with our largest investors biannually. During 2021, we were actively engaged in discussions with Huntington’s shareholders. These conversations are summarized for the NESG Committee, thus providing the Board with valuable insight from these interactions.

In 2021, we sent
invitations to investors
collectively holding....................

Nearly 60%
of outstanding
common stock

....and held calls with
investors owning in the
aggregate approximately

29% of our

institutional-owned
common stock.*

*	As of 12/31/21.

We reach out to our investors throughout the year....................

Seeking perspectives on governance and other topics such as:
●	Board diversity and refreshment;
●	ESG program, activities, and disclosures;
●	any anticipated changes in voting guidelines;
●	executive compensation; and
●	any other governance issues of interest to the investor.

Huntington believes that shareholder engagement is an ongoing process that should occur throughout the year during multiple touchpoints. Therefore, we have developed a robust process that allows us to maintain contact with shareholders and other market participants throughout the year. In addition to hearing from investors about their positions and expectations on various matters, we seek to develop and strengthen relationships with them.

Our Corporate Governance, ESG, Investor Relations, and Total Rewards teams work closely with one another to provide an effective, integrated engagement program that positively impacts all types of institutional investors and their representatives. The following provides an overview of our engagement process:

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Corporate Governance

During the autumn outreach calls this year, we solicited shareholder feedback on our ESG practices and disclosures, proxy statement, and executive compensation. As part of the autumn outreach, we also participated in the Council of Institutional Investors’ Engagement Exchange that took place during their Fall 2021 Conference. Feedback from these engagements was summarized and presented to the NESG Committee so that the Board understands what issues are most important to shareholders.

The following sets forth some of the most frequent feedback we received and how we are addressing it:

What we heard…	How we are addressing it…

Many shareholders expressed an interest in Huntington’s path to net-zero carbon emissions.	Even prior to the autumn engagement cycle, we had developed an internal exploratory roadmap to achieving net-zero carbon. We will continue to refine our roadmap based on our new post-merger baseline emissions data and intend on making this information public once complete.

More broadly, Huntington’s response to climate change and climate risk was a common discussion point with shareholders.	We are continuing to incorporate ESG throughout the organization to better ensure we are operating and banking responsibly from both a climate change and climate risk perspective. We are also in the process of generating our baseline financed emissions data with a future goal of assisting our customers in securing efficiencies and savings in their transition to a low-carbon economy.

Shareholders requested more granular EEO-1 disclosures.	We had previously released selected colleague data; however, earlier this year, we released our complete EEO-1 data, along with additional narrative setting forth our progress and strategies for enhancing DEI at Huntington.

Communications with the Board

Shareholders and other interested parties who wish to send communications to the Board may find information on the Board of Directors page in the About Us section of Huntington’s website at www.huntington.com. Communications may be directed to the Board, a committee of the Board, the independent Lead Director, the independent Directors as a group, or an individual Director by indicating in the communication to whom it should be directed.

The Office of the Corporate Secretary circulates communications to the appropriate Director or Directors, except for those communications that are of a personal nature or unrelated to the duties and responsibilities of the Board, including, without limitation, routine customer service matters, commercial solicitations, employment resumes, and mass mailings.

For those individuals seeking customer support, please refer to the Contact Us page on Huntington’s website.

Share Repurchases/Buybacks

Huntington implements a thoughtful and calculated capital planning process that is designed to ensure the Company maintains the necessary capital and liquidity levels to meet regulatory requirements and customer needs. Further, we seek to employ capital in an efficient manner that takes a long-term view in balancing the Company’s liquidity needs and returning capital to shareholders through dividends and share repurchases.

Company Oversight. A cross-functional group, which includes Finance, Treasury, Risk Management, and Internal Audit, are responsible for capital planning. Distributions of capital, whether via dividends or share repurchases, are overseen and approved by the Board. Board authorization of share repurchase programs are disclosed to shareholders soon after being approved.

38      Huntington Bancshares Incorporated

Corporate Governance

Regulatory Oversight. Our capital planning is subject to ongoing review by the Federal Reserve, one of Huntington’s prudential regulators. Huntington’s capital plan is submitted to the Federal Reserve following review of and approval from our Board.

Capital Priorities. We are continually evaluating and assessing the Company’s capital position and plans. Currently, Huntington’s Capital Priorities consist of the following:

●	Organic Growth
●	Dividends
●	Buybacks/Other

We believe that prudent investment and allocation of capital is critical to our success and long-term value creation for all our stakeholders.

Continually Assessing and Enhancing Director Skills and Board Effectiveness

The NESG Committee regularly assesses the composition of the Board to assure that the appropriate knowledge, skills, and experience are represented. A robust refreshment and succession planning process has been established to enhance the Board’s current set of skills, to plan for known Director retirements, and to be ready for unplanned changes. Candid, thorough Board evaluations are also necessary to ensure that the Board and its committees are productively and efficiently fulfilling their duties and to shape the Board for Huntington’s continued success.

Board Refreshment and Succession Planning

Our Board is committed to maintaining a well-rounded and effective membership to better ensure overall Board effectiveness, meaningful oversight of the Company’s business strategy, and our long-term success.

At least annually, the NESG Committee assesses the size of the Board and reviews its composition to ensure that the appropriate knowledge, skills, and experience are represented, in the Committee’s judgment. The Board is committed to an ongoing refreshment process.

To help bring about fresh perspectives, several Directors have been added within the last five years. The Directors who joined Huntington in 2021 as part of the TCF Merger complemented and extended the skills that were already represented on the Board, as well as added to the Board’s overall diversity. The Board recognizes that it is critical to maintain a range of tenures to ensure sufficient experience for Board leadership positions, Board continuity, and institutional knowledge through economic cycles and business climates. The tenures of our Director nominees range from less than one year to 18 years (as of the date of the 2022 Annual Meeting).	Average Tenure: 6 years

2022 Proxy Statement      39

Corporate Governance

Director Qualifications

Factors considered by the NESG Committee and the Board in their review of potential candidates include:

●	The candidate’s general business knowledge and special skills, expertise, and background that would complement the attributes of the existing Directors.
●	The candidate’s diversity, background, and experiences.
●	Whether the candidate has exhibited behavior that indicates they are committed to the highest ethical standards.
●	The candidate’s leadership and prominence within their business, governmental, or professional activities and whether their reputation demonstrates the ability to make the kind of important and sensitive judgments that the Board is called upon to make.
●	The candidate’s willingness to challenge management while working constructively as part of a team in an environment of collegiality, confidence, and trust.
●	A determination of whether the candidate will be able to devote sufficient time and energy to the performance of their duties as a Director based on their current and potential commitments.
●	The candidate’s experience in industries and with practices applicable to the Board’s oversight of Huntington.
●	The existence of any conflicts of interest.

As demonstrated in the Diversity & Inclusion subsection under Proposal 1 – Election of Directors, diversity is a priority for the Board and the NESG Committee in the selection and recruitment of directors.

Selection and Recruitment of Directors

One of the most important duties carried out by the NESG Committee is the selection and recruitment of new Board members. Through the NESG Committee’s structured process, the Board can be better assured that it is positioned to properly oversee the Company now and in the future.

The NESG Committee thoroughly reviews the qualifications of potential Director candidates, as well as those Directors standing for reelection, and makes recommendations to the full Board. Each of the Director nominees meets the standards listed in the Board Refreshment and Succession Planning subsection above. From time to time, the NESG Committee will identify additional selection criteria for Board membership, taking into consideration the Company’s business strategy, the business environment, and current Board composition. The NESG Committee may also use a third-party search firm to seek out candidates for the Board.

40      Huntington Bancshares Incorporated

Corporate Governance

When seeking out individuals for appointment to the Board, the NESG Committee and Board undertake a rigorous screening process. This process helps ensure that the right individuals are selected for directorship. The following sets forth the typical selection and recruitment process:

Sources for candidates	Candidate pool	In-depth review	Recommendation to the Board	New Directors
● The NESG Committee and Board consider potential candidates submitted by Directors, management, search firms, shareholders, and self-nominees	● Director searches include a diverse slate of directors in terms of race, ethnicity, and gender in accord with the Rooney Rule as previously described	● Certain Directors meet with potential candidates ● Consider candidates’ skills, background, and diversity ● Review candidates for independence and potential conflicts	● NESG Committee makes a recommendation to the Board following the review process	● Several of this year’s nominees were added within the last five years (including those as a result of the TCF Merger)

The Director Onboarding and Continuing Education subsection describes the process that new Directors undergo to assist with their acclimation to the Board and Company. Individuals who wish to recommend individuals for directorship are encouraged to review the General Information on Voting and the Annual Meeting section.

Regular Board Evaluations

Candid and thorough Board evaluations are necessary to ensure that the Board and committees are productive and operating efficiently. The self-assessment is also used to shape the Board and its composition so that it is best positioned to oversee Huntington’s long-term strategy and continued success.

The NESG Committee oversees a Board evaluation process for the Board and its committees each year. Regular evaluation is critical to assessing strengths and identifying areas for enhancement, and the annual process is designed to ensure that Board members are free to speak openly and candidly. Periodically, the Board will engage an experienced third party to facilitate the Board’s self-assessment and assessments of individual Directors.

As part of the Board evaluation process, the Board considers, among other matters, whether its composition reflects the skills needed to appropriately oversee the Company’s long-term strategy and continued success. The Board also evaluates its processes and interactions with management to determine whether it is operating efficiently with respect to its oversight responsibilities.

In addition to participating in the annual Board evaluation process, Directors are encouraged to raise any topics related to Board performance and effectiveness, or any other matter, at any time with the independent Lead Director, the Chair of the NESG Committee, the chair of an applicable committee, the Chairman of the Board, or the Board as a whole, as appropriate. The Lead Director makes it a point to engage one-on-one with each Board member throughout the year.

2022 Proxy Statement      41

Corporate Governance

The following sets forth the process that was used for the Board’s 2021 Board evaluation:

Prior to the Board’s and committees’ full evaluation, the independent Lead Director, who also serves as the Chair of the NESG Committee, held individual discussions with each Director to obtain their candid feedback on Board operations and functioning, individual Director goals and performance, and other topics. These discussions took place at the end of the year.
Each committee conducted a self-assessment of its own operations and performance and topics applicable to the committee. Committee self-assessments were facilitated by each committee’s chair during the January meeting cycle.
The Lead Director provided a summary of the one-on-one discussions to the independent Directors during an executive session of the Board at the January Board meeting.
The self-assessment process solicited the Board’s and committees’ feedback in areas such as:
●	Board dynamics and operations;
●	Board structure and composition;
●	Business strategy;
●	Risk management and governance;
●	Relations with our regulators;
●	Executive performance, incentive compensation, and succession planning;
●	Information presented to the Board and Director engagement;
●	Crisis response and management; and
●	Sustainability and ESG.

The Board continued to place additional emphasis on outcomes. Following the completion of the evaluation process, the Board determined follow-up actions.
Follow-up action items are being implemented into action plans.
As a result of the most recent Board evaluation process, the following enhancements are expected to take place:

●	Meeting materials enhanced with the goal of producing more interactive and engaging discussions with management;
●	Agenda planning and materials further enhanced to facilitate open discussion;
●	More time dedicated to ESG on the Board’s and appropriate committees’ agendas; and
●	The Board reinforcing its commitment to remain refreshed, diverse, and aligned with strategy.

42      Huntington Bancshares Incorporated

Corporate Governance

Board Role and Responsibilities

The Board’s Role in Risk Oversight

We have a deeply ingrained risk management culture, including our Board-defined aggregate moderate-to-low, through-the-cycle risk appetite.

We rely on comprehensive risk management processes to identify, measure, monitor, control, and report risks and to aggregate risks across the enterprise. This system enables the Board to establish a mutual understanding with management of the effectiveness of the Company’s risk management practices and capabilities, to review the Company’s risk exposure, and to elevate certain key risks for discussion at the Board level.

Our Risk Governance and Risk Appetite Framework serves as the foundation for consistent and effective risk management. It outlines the seven types of risk that the Company faces:

●	Compliance risk	●	Operational risk
●	Credit risk	●	Reputation risk
●	Liquidity risk	●	Strategic risk
●	Market risk

It describes components of our risk management approach, including our risk appetite and risk management processes, with a focus on the role of all colleagues in managing risk. The Risk Appetite Framework also defines the aggregate risk levels and types of risk our Board and management believe appropriate to achieve the Company’s strategic objectives and business plans.

While the Board has three committees that primarily oversee implementation of this desired risk appetite and the monitoring of our risk profile—the Risk Oversight Committee, the Audit Committee, and the Technology Committee—the full Board is engaged in discussing all risks. All standing committees report their deliberations and actions at each full Board meeting. Noteworthy issues from each committee’s agenda are called to the attention of the full Board. In addition, all scheduled committee meetings are open to all Directors. The Directors regularly communicate directly with members of senior management, and the Board and committees regularly meet in executive session without management present.

The role of each Board committee is further described under Board, Committee, and Leadership Structure.

Board of Directors
●	Directly oversees risks related to Company strategy and leadership. Our aggregate moderate-to-low, through-the-cycle risk appetite is an integral part of our strategy and strategic planning process.
●	Meets frequently with senior management and is devoted to reviewing strategic priorities.
●	The CEO reserves time at the beginning of Board meetings to discuss priorities and initiatives.
●	Special Board sessions are periodically held to discuss and analyze specific possible risk scenarios, such as cybersecurity incident simulations.
●	Oversees succession planning for the positions of the CEO and other members of the executive leadership team.

2022 Proxy Statement    43

Corporate Governance

Board Committees

Risk Oversight Committee

●  Assists the Board in overseeing the Company’s enterprise-wide risk management function consistent with its strategy and risk appetite, including oversight of:

●  the policies and risk control infrastructure for the different types of risk facing Huntington;

●  management’s establishment and operation of the Risk Appetite Framework, including review and approval of this framework and of the Company’s risk appetite metrics;

●  the risk management organization, including the CRO and risk management budget;

●  the administration of our system for monitoring compliance with laws and regulations; and

●  the management of our processes for reviewing new, modified, or expanded products or services.

●  Oversees the administration and effectiveness of our capital management program, including the Company’s capital plan, capital planning models, capital adequacy assessment, and forecasting processes, as well as compliance with regulatory capital guidance.

●  Receives reports directly from the CRO at least quarterly.

●  Oversees the administration and effectiveness of our credit review function, including the performance and compensation of the Credit Review Director.

Audit Committee

●  Assists the Board in overseeing the integrity of the consolidated financial statements, including oversight of:

●  policies, procedures, and practices regarding the preparation of financial statements, the financial reporting process, disclosures, and internal control over financial reporting; the internal audit department; and the independent registered public accounting firm’s qualifications and independence;

●  compliance with our Financial Code of Ethics for CEO and Senior Financial Officers;

●  compliance with corporate securities trading policies; and

compliance with legal and regulatory requirements applicable to the Company’s financial statements.

●  The Chief Internal Auditor reports directly to the Audit Committee.

HR and Compensation Committee

●  Assists the Board in ensuring that compensation plans are designed and administered to drive sustainable, long-term results in an effective and ethical manner, while not exposing the organization to inappropriate risks.

●  Reviews and evaluates the Company’s compensation policies and practices and the relationship among risk, risk management, and compensation to ensure that:

●  incentive compensation practices appropriately balance risk and financial results;

●  incentives do not encourage unnecessary and excessive risk taking or expose the Company to imprudent risks;

●  incentive programs are compatible with effective controls and risk management;

●  incentive programs are supported by strong corporate governance; and

●  compensation policies are not likely to have a material adverse effect on the Company. See Risk Assessment of Incentive Compensation in the CD&A for additional information.

●  Assist the Board in overseeing the development, implementation, and effectiveness of the Company’s strategies and policies regarding human resources matters.

●  Reviews succession planning for the CEO and other ELT member positions.

●  Meets regularly with members of senior management, including the CFO.

●  Supports the Board with succession planning for key management positions.

44    Huntington Bancshares Incorporated

Corporate Governance

Technology Committee	Community Development Committee	NESG Committee

●  Assists the Board in fulfilling its oversight responsibilities with respect to all technology and innovation strategies and plans developed by management, our Information Security Risk Management Program, and the third-party risk management program.

●  Typically receives quarterly updates from management on cybersecurity and IT risk.

●  Promotes the Company’s
mission of local involvement and leadership in the communities where the Company is located and where our colleagues work.

●  Considers matters relating to community development and involvement, philanthropy, government affairs, fair and responsible lending and banking, and DEI.

●  Evaluates whether the necessary skills to oversee the Company are represented on the Board.

●  Oversees the Company’s commitment to ESG issues and the Company’s ESG practices and strategy.

●  Receives periodic updates from management with respect to ESG issues, risks, and reporting, including with respect to environmental strategy, GHG emissions, and climate risk.

Several overlapping topics are overseen by more than one committee. On a regular basis, the Risk Oversight Committee and Audit Committee meet in joint session to cover matters relevant to both. Matters overseen by both committees include reviews of annual and quarterly reports, methodology and level of the allowance for credit losses, and conduct risk. These committees routinely hold executive sessions with our key officers engaged in both accounting and risk management. In addition, while the Technology Committee has primary oversight over cybersecurity and IT risk, this topic is also discussed periodically in joint session with the Risk Oversight Committee and Audit Committee.

Due to the importance and growing shareholder interest of ensuring proper oversight of ESG, all ESG-related topics are flagged within committee meeting materials for awareness and to invite discussion among the broader Board.

Oversight of Cybersecurity
Huntington’s Board has maintained a dedicated Technology Committee since 2013 to assist the Board in fulfilling its oversight responsibilities with respect to the vital role of technology and innovation strategies. Further, the Technology Committee has primary oversight of Huntington’s Information Security Program and plan. To keep the Board abreast of this rapidly evolving landscape, management typically provides quarterly updates to the Technology Committee on cybersecurity matters. The Risk Oversight Committee, Technology Committee, and Audit Committee hold joint sessions to cover matters relevant to both, such as cybersecurity, IT risk, control projects, and risk assessments. See the Information Security and Cybersecurity subsection under ESG to learn more about Huntington’s practices in this important area.

Management Succession Planning

The Board oversees succession planning for the positions of the CEO and other members of the ELT. Because selecting and appointing qualified executive leadership is a priority for the Board, succession planning is discussed frequently. The CEO and the CHRO review the succession plans in place for executive leadership with the Board at least once a year. The HR and Compensation Committee and the Board annually review and approve a talent management framework covering executive leaders who are responsible for or influence material risk decisions, evaluating their knowledge, skill, or ability to effectively identify, measure, monitor, and control relevant risks.

2022 Proxy Statement    45

Corporate Governance

Board, Committee, and Leadership Structure

The Board’s Leadership Structure

Having strong governance practices that provide appropriate checks and balances is important to Huntington. This includes adopting a Board leadership structure that allows the Board to effectively exercise its oversight role. In order to actively oversee and guide management, it is important that the Board actively challenges management on both their strategic and day-to-day operation of the Company.

The Board is presently comprised of 17 Directors, 15 of whom are considered independent, and each Director annually stands for reelection. All committee chairs are independent, and all members on the Audit Committee, HR and Compensation Committee, NESG Committee, Risk Oversight Committee, and Technology Committee are independent. Our CEO, Stephen D. Steinour, serves as Chairman of the Board, and David L. Porteous has served as the independent Lead Director since the Board established the role in 2007.

Additionally, Gary Torgow serves as Chairman of Huntington Bank. As part of the TCF Merger, Huntington implemented an innovative Board leadership structure whereby Mr. Torgow, TCF’s prior executive chairman, assumed the Chairman position of Huntington Bank. In this role, he is able to continue providing his institutional knowledge, business acumen, and leadership to the combined company. He has an active role in commercial business development and community resources and relationships on behalf of Huntington.

To maintain flexibility, the Board has not adopted a policy requiring that the roles of Chairman of the Board and CEO be combined or separate. To ensure independent leadership, the Board has determined that there will be an independent Lead Director appointed whenever the positions of Chairman and CEO are combined. Each year the Board evaluates its leadership and leadership structure considering current and anticipated future circumstances and whether having a combined CEO and Chair, along with a strong independent Lead Director, provides an efficient and effective structure for Huntington.

The Board has considered our leadership structure in light of the Company’s size, the nature of our business, the regulatory framework in which we operate, and our peers and has determined that the Board’s leadership structure continues to be appropriate at this time. This structure of having a combined Chair and CEO, counterbalanced with an independent Lead Director with robust responsibilities and independent committee chairs helps to ensure a unity of vision and strategy while still maintaining distinct roles of daily operations and oversight. The combined Chair/CEO position also creates accountability to all stakeholders regarding the Company’s performance and risk management.

Huntington’s current leadership structure is as follows:

Stephen D. Steinour	Robert S. Cubbin
Chairman, President, and CEO	Chair of the HR and Compensation Committee

David L. Porteous	Steven G. Elliott and Kenneth J. Phelan
Independent Lead Director, Chair of the Executive Committee, and Chair of the NESG Committee	Co-Chairs of the Risk Oversight Committee*

Richard W. Neu	J. Michael Hochschwender
Chair of the Audit Committee	Chair of the Technology Committee

Ann B. (Tanny) Crane	Gary Torgow
Chair of the Community Development Committee	Chairman of Huntington Bank

*	As part of Director succession planning, Kenneth Phelan was appointed Co-Chair of the Risk Oversight Committee beginning January 1, 2022. He will become the sole Chair of the Committee following Steven Elliott’s retirement at the 2022 Annual Meeting.

46    Huntington Bancshares Incorporated

Corporate Governance

To balance having a combined Chair and CEO, the independent Lead Director is assigned a robust set of responsibilities, which are clearly defined in our Corporate Governance Guidelines, and include:

Board Leadership

●	Presiding at all meetings of the Board at which the Chairman is not present;
●	Presiding at executive sessions of the independent Directors;
●	Having the authority to call meetings of the independent Directors;

Board Meetings and Operations

●	Consulting with the Chairman on information sent to the Board;
●	Approving meeting agendas for the Board;
●	Approving meeting schedules to assure that there is sufficient time for discussion of all agenda items;

Other

●	Serving as liaison between the Chairman and the independent Directors;
●	Coordinating with the Chairman on Director orientation and continuing education;
●	If requested by major shareholders, ensuring that they are available for consultation and direct communication; and
●	Engaging advisors and consultants who report directly to the Board.

Mr. Porteous performs these duties and provides leadership in numerous additional ways. He is available to the CEO and frequently acts as a sounding board for a variety of matters. He also meets regularly with Huntington’s regulators. Mr. Porteous promotes good governance and is a frequent speaker on governance matters at director forums and with proxy advisory firms and investors. He communicates regularly with each Board member and engages them in candid one-on-one discussions throughout the year and during the annual self-assessment process. He also fosters dialogue among the Directors and between the Board and management. Mr. Porteous takes an active role in outreach efforts with various constituents, including investors. He regularly engages with Huntington colleagues and acts as a liaison between colleagues and the Board. The Board believes that having an active and engaged independent Lead Director effectively complements and counterbalances the role of the combined Chair/CEO.

Why Our Leadership Structure Works
The Board has determined that the current leadership structure of a combined Chair/CEO and an independent Lead Director is in the best interest of the Company and its stakeholders.
●	The CEO reports to Huntington’s full Board, which is overwhelmingly independent and engaged, and holds regular executive sessions without the CEO.
●	The strong Lead Director role provides independent leadership that counterbalances the combined Chair/CEO role. The Board has established well-developed authority and duties for the Lead Director position that both offset and harmonize with those of the Chair/CEO. The interaction of the two roles is reflected in the table below.
●	The Board believes that Huntington has been well served by Mr. Steinour’s combined role as Chair and CEO, which has allowed him to set the overall tone and direction for the Company and have primary responsibility for managing Huntington’s operations and communicating it to the Board efficiently and effectively. This also maintains consistency in the internal and external communication of our strategic and business priorities.
●	The Board evaluates its leadership structure every year.
●	Additional factors contribute to the Board’s comfort with Mr. Steinour serving in the combined roles of Chair and CEO, including our strong corporate governance practices; our Board’s independence; the accountability of the CEO to the Board; regular executive sessions excluding the Chair/CEO; and regular reporting by senior management to the Board, as further described under The Board’s Role in Risk Oversight above.

2022 Proxy Statement    47

Corporate Governance

The interaction of the roles of our Chair/CEO and our independent Lead Director is reflected in the table below.

Duties and Responsibilities
Chair/CEO	Independent Lead Director
Full Board Meetings
● Has the authority to call meetings of the Board ● Chairs meetings of the Board ● Chairs the annual meeting of shareholders

●  Acts as intermediary—at times, the Chair may coordinate with the Lead Director for guidance or to have an issue or matter taken up in executive session

●  Provides leadership to the Board if circumstances arise in which the role of the Chair may be, or may be perceived to be, in conflict with the Board

●  Suggests calling full Board meetings to the Chair when appropriate

Executive Sessions
● Receives feedback from the executive sessions

●  Has the authority to call meetings of the independent Directors

●  Sets the agenda for and leads executive sessions of the independent Directors

●  Briefs the Chair on issues arising out of the executive sessions

Board Agendas and Information

●  Takes primary responsibility for shaping Board agendas

●  Consults with the Lead Director to ensure that Board agendas and information provide the Board with what is needed to fulfill its primary responsibilities

●  Collaborates with the Chair to shape the Board agenda and Board information so that adequate time is provided for discussion of issues and to ensure that appropriate information is made available to Directors

●  Solicits agenda items from members of the Board

Board Communications
● Communicates with the Directors on key issues and concerns outside of meetings ● Takes responsibility for new Director orientation and continuing education for the Board

●  Facilitates discussion among the outside Directors on issues and concerns outside of meetings

●  Serves as a non-exclusive conduit for the views, concerns, and issues of the outside Directors to the Chair

●  Coordinates with the Chair on Director orientation and continuing education

Committee Meetings
● Member of the Executive Committee and attends such other committee meetings (excluding executive sessions) as the committee chairs choose

●  Chairs the NESG Committee, which recommends the membership of various Board committees, as well as selection of committee chairs, focusing on Board refreshment and committee chair successors

●  Chairs the Executive Committee

●  Participates on such committees (including executive sessions) to which they are elected

48    Huntington Bancshares Incorporated

Corporate Governance

Duties and Responsibilities
Chair/CEO	Independent Lead Director
External and Other Stakeholders
● Represents the organization to and interacts with external stakeholders, including investors, customers, and colleagues

●  Available to participate in meetings with key institutional investors as appropriate

●  Makes periodic visits to business regions, meeting with colleagues and customers

●  Regularly meets independently with regulators

●  Has authority to engage advisors and consultants who report directly to the Board on Board-related issues

Director Retirement Policy

Our Bylaws provide that no person shall be nominated or elected a Director of the Company after having attained the age of 72 years unless the Board or the NESG Committee first determines that this age restriction shall not apply to a particular individual. This exception to the age limit enhances our ability to maintain a well-rounded Board with the appropriate skills, and to not unduly limit the service of highly qualified individuals. In accordance with the Corporate Governance Guidelines, any determination that the age restriction shall not be applicable to any person should be rare and shall be made only after consideration of whether such person brings a specific expertise to the Board; has valuable industry-specific knowledge and experience; holds unique relationships with third parties, such as regulators; has capacity to devote time to special projects; has developed significant institutional knowledge; or possesses some other attributes or qualifications deemed essential by the Board or the NESG Committee. Any determination that the age restriction does not apply shall not be made for two or more consecutive years unless a compelling rationale exists.

Independence of Directors

To be considered independent under Nasdaq Stock Market Marketplace Rules, the Board must determine that the Director does not have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. These Nasdaq rules also provide bright-line tests that preclude a determination of independence.

Our Board and the NESG Committee have reviewed and evaluated transactions and relationships with Board members to determine the independence of each. Stephen D. Steinour, Huntington’s Chairman, President, and CEO is not considered independent under Nasdaq’s rules because he is employed by the Company. Gary Torgow is also not considered independent because he received compensation (unrelated to his service as a Director) in excess of $120,000. This arrangement is discussed in the Compensation of Directors section.

The Board does not believe that any of the other Directors have relationships with us that would interfere with the exercise of independent judgment in carrying out their responsibilities as Director. As such, the Board and the NESG Committee have determined that the following current Directors are “independent directors” as the term is defined in the Nasdaq rules:

Lizabeth Ardisana	Gina D. France	Richard W. Neu
Alanna Y. Cotton	J. Michael Hochschwender	Kenneth J. Phelan
Ann B. (Tanny) Crane	Richard H. King	David L. Porteous
Robert S. Cubbin	Katherine M. A. (Allie) Kline	Roger J. Sit
Steven Elliott	Barbara McQuade	Jeffrey L. Tate

2022 Proxy Statement	49

Corporate Governance

Additionally, Director Chris Inglis, who stepped down from the Board in 2021 following his appointment as the National Cyber Director, was determined to be independent as part of the Board’s independence determinations in 2021.

Pursuant to their respective charters, each member of the Audit, HR and Compensation, NESG, and Risk Oversight Committees are required to be independent under such Nasdaq definition. Members of the Audit Committee and the HR and Compensation Committee must also meet the additional independence and eligibility standards applicable to such committees.

In making the independence determinations for each of the Directors, the Board took into consideration the transactions disclosed in this Proxy Statement under Review, Approval, or Ratification of Transactions with Related Persons. In addition, the Board considered that the Directors and their family members are customers of our affiliated financial and lending institutions. Many of the Directors have one or more transactions, relationships, or arrangements where Huntington’s affiliated financial and lending institutions, in the ordinary course of business, act as depository of funds, lender, trustee, or provide similar services. Directors may also be affiliated with entities that are customers of our affiliated financial and lending institutions and that enter into transactions with such Huntington affiliates in the ordinary course of business. The Board also considered charitable donations to organizations in which Directors have an interest and determined them to be immaterial except as noted below.

The independent Directors regularly meet in executive session in conjunction with standing Board meetings. They are also able to meet in executive session on other occasions throughout the year.

Review, Approval, or Ratification of Transactions with Related Persons

The NESG Committee oversees our Related Party Transactions Review Policy, referred to in this section as the “Policy.” This written Policy covers “related party transactions,” including any financial transaction, arrangement, or relationship or any series of similar transactions, arrangements or relationships, either currently proposed or existing since the beginning of the last fiscal year in which we were or will be a participant, involving an amount exceeding $120,000 and in which a Director, nominee for Director, executive officer, or any of their immediate family members has or will have a direct or indirect material interest. The Policy requires our senior management and Directors to notify the General Counsel of any existing or potential related party transactions. Our General Counsel reviews each reported transaction, arrangement, or relationship that constitutes a related party transaction with the NESG Committee. The NESG Committee determines whether related party transactions are fair and reasonable for Huntington. The NESG Committee also determines whether any related party transaction in which a Director has an interest impairs their independence. Approved related party transactions are subject to ongoing review on at least an annual basis. Loans to Directors and executive officers and their related interests made and approved pursuant to the terms of Federal Reserve’s Regulation O are deemed to be approved under this Policy. Any of these loans that become subject to specific disclosure in our annual proxy statement are reviewed by the NESG Committee at that time. The NESG Committee would also consider and review any material transactions with a shareholder having beneficial ownership of more than 5% of Huntington’s voting securities in accordance with the Policy.

Indebtedness of Directors and Management. Many of our Directors and executive officers and their immediate family members are customers of our affiliated financial and lending institutions in the ordinary course of business. In addition, our Directors and executive officers also may be affiliated with entities that are customers of our affiliated financial and lending institutions in the ordinary course of business. Loan transactions with Directors, executive officers, and their immediate family members and affiliates have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other customers otherwise not affiliated with us. Such loans also have not involved more than the normal risk of collectability or presented other unfavorable features.

50	Huntington Bancshares Incorporated

Corporate Governance

Certain Transactions. The following transactions were also considered by the Board when making independence determinations:

●	Paul McMahon, who is the son-in-law of Director David L. Porteous, has been employed by Huntington Bank since 2006 and currently serves as a Senior Vice President and Commercial Portfolio Manager - Market Manager in the Commercial Banking Department. Paul McMahon serves in a non-executive capacity two reporting levels below the Executive Managing Director, Middle Market. He is one of over 20,000 colleagues (based on the average full-time equivalent colleagues during the fourth quarter of 2021) and is compensated in accordance with the employment compensation practices and policies applicable to all employees with equivalent qualifications and responsibilities in similar positions. For 2021, Paul McMahon received base salary and incentive compensation totaling approximately $232,600, as well as benefits generally available to all colleagues.
●	Elliot Shafer, who is the son of Tom Shafer, has been employed by Huntington Bank since 2020 and currently serves as a Vice President and Commercial Relationship Manager III in the Commercial Banking Department. Elliot Shafer serves in a non-executive capacity three reporting levels below the Executive Managing Director, Middle Market. He is one of over 20,000 colleagues (based on the average full-time equivalent colleagues during the fourth quarter of 2021) and is compensated in accordance with the employment compensation practices and policies applicable to all employees with equivalent qualifications and responsibilities in similar positions. For 2021, Elliot Shafer received base salary and a sign-on bonus totaling approximately $170,000, as well as benefits generally available to all colleagues.
●	On June 9, 2021, Huntington Bank became successor by operation of law to the interest of TCF Bank as lessee in a lease agreement for the development and lease of a new building in Detroit initially entered into on May 31, 2019, by TCF Bank, successor to Chemical Bank, and GPC Adams LLC (“GPC Adams”) as successor to 28 Associates LLC. The building will house Huntington’s Commercial Bank headquarters.
GPC Adams is 50% owned by the five adult children of Huntington Bank’s Chair, Gary Torgow, through their ownership of a member of GPC Adams, Park Elizabeth Associates LLC. The members of Park Elizabeth Associates are Elie Torgow, Yoni Torgow, Rachel H. Torgow Krakauer, Moshe Torgow, and Jacob Torgow. Mr. Torgow recused himself from all board deliberations related to this agreement, and none of these adult children are directors, officers, or colleagues of Huntington or Huntington Bank. Further, Mr. Torgow has no direct ownership interest in any of the entities listed. The audit committee of TCF’s board (of which Mr. Torgow was not a member) also approved this lease agreement. Elie Torgow is also the manager of GPC Adams. The approximate aggregate value of the interest of Mr. Torgow’s children in the development and lease transaction is equal to approximately 50% of the amounts payable to GPC Adams thereunder. The lease agreement provides for a triple net lease by Huntington Bank (as successor to TCF Bank) of an office building at the initial rate of $35 per rentable square foot for office space, or approximately $6,977,950 annually, and $50 per rentable square foot for retail space, or approximately $190,050 annually, with two percent annual increases during the initial term. The lease has a term of 22.5 years and a rent commencement date of January 1, 2022. Huntington Bank (as successor to TCF Bank) has four renewal options of seven years for each renewal option. The leased property will be approximately 421,481 square feet of gross area comprised of (a) a 203,171 square-foot building containing approximately (i) 199,370 square feet of rentable office space and (ii) 3,801 rentable square feet of 1st floor retail space, and (b) a parking garage and related parking facilities. The four renewal terms will be at 95% fair market rental, with two percent annual increases, provided the base rent during each renewal term shall not be less than the immediately preceding lease year before commencement of each renewal term. GPC Adams, which owns the property, will remediate and improve the property and build the office building. Huntington Bank will lease the parking spaces within the premises at an estimated monthly cost of $300 per spot, or $1,119,600 annually, provided that up to 60 parking spaces may be subleased back by GPC Adams for the same amount.
●	As part of the TCF Merger, Huntington contributed $50 million to establish a new Huntington Donor Advised Fund at the Community Foundation for Southeast Michigan (the “Foundation”), dedicated to supporting primarily any markets in which Huntington operates. TCF’s Executive Chairman (Gary Torgow) and TCF’s CEO (David Provost) on the date of the merger agreement will, over a seven-year period from the closing date, recommend and allocate such funds in a manner generally consistent with Huntington’s charitable giving guidelines, and will periodically report to Huntington regarding the activities, contributions, and grants made by the Foundation.

2022 Proxy Statement	51

Corporate Governance

Family Relationships

There are no immediate family relationships between any of our Directors or executive officers and any other Directors or executive officers.

Board Committee Information

Our Board currently has seven standing committees: Audit, Community Development, Executive, HR and Compensation, NESG, Risk Oversight, and Technology. As needed or determined appropriate, the Board may establish an ad hoc committee.

As further discussed under the Independence of Directors section, the Board has determined that each member of the Audit, HR and Compensation, NESG, Risk Oversight, and Technology Committees is independent as the term is defined in the Nasdaq Stock Market Marketplace Rules.

All Board members have access to all committee reports and materials. In addition, all Board members are welcome to attend any meetings of the standing committees. Each standing committee has a separate written charter, which are posted on the Corporate Governance page of our website at www.huntington.com. Information about the Board’s standing committees, including the committee chairs and members and a brief overview of each committee’s responsibilities, is set forth below.

Current Committee Assignments (including all current Directors)

Committee Members	Audit Committee	Community Development Committee	Executive Committee	HR and Compensation Committee	NESG Committee	Risk Oversight Committee	Technology Committee
Lizabeth Ardisana
Alanna Y. Cotton
Ann B. (Tanny) Crane
Robert S. Cubbin
Steven G. Elliott						*
Gina D. France
J. Michael Hochschwender
Richard H. King
Katherine M.A. (Allie) Kline
Barbara L. McQuade
Richard W. Neu
Kenneth J. Phelan						*
David L. Porteous
Roger J. Sit
Stephen D. Steinour
Jeffrey L. Tate
Gary Torgow
Number of Meetings Held During 2021	16	4	3	5	5	15	4

Audit Committee Financial Expert	Risk Management Expert under the Federal Reserve’s Regulation YY.	Member	Chair

*	As part of Director succession planning, Kenneth Phelan was appointed Co-Chair of the Risk Oversight Committee beginning January 1, 2022. He will become the sole Chair of the Committee following Steven Elliott’s retirement at the 2022 Annual Meeting.

52	Huntington Bancshares Incorporated

Corporate Governance

Audit Committee

Current Members:

Richard W. Neu (Chair)
Ann B. (Tanny) Crane
Robert S. Cubbin
Gina D. France
Jeffrey L. Tate

Meetings Held in 2021: 11

(plus 5 held jointly with the Risk Oversight Committee)

The Audit Committee’s duties and responsibilities are to:

●  oversee the integrity of the consolidated financial statements, including policies, procedures, and practices regarding the preparation of financial statements, the financial reporting process, disclosures, and internal control over financial reporting;

●  oversee the appointment, compensation, and retention of the independent registered public accounting firm;

●  oversee the internal audit division and the independent registered public accounting firm’s qualifications, performance, and independence; and

●  oversee compliance with our Financial Code of Ethics for CEO and Senior Financial Officers; compliance with corporate securities trading policies; compliance with legal and regulatory requirements applicable to the Company’s financial statements; and financial risk exposures.

While the Audit Committee has the duties and responsibilities described above and as set forth in its charter, our management is responsible for the internal controls and the financial reporting process, and the independent registered public accounting firm is responsible for performing an independent audit of our financial statements and our internal controls over financial reporting in accordance with generally accepted auditing standards and issuing a report thereon.

The Audit Committee periodically meets in joint session with the Risk Oversight Committee to cover matters relevant to both, such as the construct and appropriateness of the allowance for credit losses, which is reviewed quarterly.

All the Committee members are financially literate, and the Board has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” as the term is defined in the rules of the SEC. This designation does, however, impose any greater duties, obligations, or liabilities on them that are greater than the duties, obligations, and liabilities imposed on the other members of the Audit Committee. The Board has determined that each member of the Audit Committee qualifies as an “independent director” as the term is defined in the Nasdaq Stock Market Marketplace Rules.

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Corporate Governance

Community Development Committee Current Members: Ann B. (Tanny) Crane (Chair) Lizabeth Ardisana Alanna Y. Cotton Gary Torgow Meetings Held in 2021: 4

The purpose of the Community Development Committee is to promote Huntington’s mission of local involvement and leadership in the communities Huntington serves and where its colleagues work. The Committee considers matters relating to community development and involvement, DEI philanthropy, government affairs, and fair and responsible lending.

The Committee’s duties and responsibilities are to:

●  provide primary oversight of the Company’s commitments to the Community Reinvestment Act (CRA), including review of the CRA program, internal and external examination reports, and related internal reports provided by management;

●  provide primary oversight of the Company’s commitment to DEI, including review of the Company’s colleague-related programs such as the affinity networks and other broad-based colleague development programs that may impact the Company’s reputation for social responsibility, as well as review of programs to drive economic inclusion in our supply chains;

●  provide primary oversight of the Company’s performance against the Community Plan, provide Board member representation on the National Community Advisory Council, and review of other relationships with external constituencies concerning community activities, including investors, regulators, elected officials, non-profits, and community leaders; and

●  review the Company’s compliance with fair lending and Unfair, Deceptive, or Abusive Acts and Practices (UDAAP) standards, including monitoring procedures and programs.

Executive Committee Current Members: David L. Porteous (Chair) Ann B. (Tanny) Crane Steven G. Elliott Richard W. Neu Stephen D. Steinour Meetings Held in 2021: 3	The Executive Committee’s purpose is to provide an efficient means of considering matters that arise between regularly scheduled meetings of the full Board. Matters that might be considered by the Executive Committee are such that either require prompt attention or are deemed appropriate by the Executive Committee to consider on behalf of the full Board. Meetings of this Committee may be called by the CEO (who is a member of the Committee) or the Committee chairperson. The Executive Committee shall have and may exercise all the powers and authority of the Board as may be permitted by law, the Executive Committee’s charter, and the charter and Bylaws of the Company. All actions of and powers conferred by the Executive Committee are deemed to be done and conferred under the authority of the Board.

54	Huntington Bancshares Incorporated

Corporate Governance

HR and Compensation Committee Current Members: Robert S. Cubbin (Chair) Steven G. Elliott Gina D. France J. Michael Hochschwender Kenneth J. Phelan Meetings Held in 2021: 5

The HR and Compensation Committee oversees the Company’s human resources function and fulfills the duties and responsibilities of the Board as it relates to executive and Director compensation matters.

The Committee’s duties and responsibilities are to:

●  assist the Board in overseeing the development, implementation, and effectiveness of the Company’s strategies and policies regarding human resources matters, including retention, management succession and talent management, pay equity practices, and (in coordination with the Community Development Committee) diversity and inclusion practices;

●  oversee the compensation of executive officers and Directors;

●  review and approve (i) the Company’s executive compensation philosophy to “Pay for Performance” that creates long-term shareholder value; and (ii) compensation plans and programs in light of the Company’s strategic goals and objectives, competitive practices, and best practices; and

●  review and evaluate the Company’s compensation policies and practices and the relationship among risk, risk management, and compensation.

The Board has determined that each member of the HR and Compensation Committee qualifies as an “independent director” as the term is defined in the Nasdaq Stock Market Marketplace Rules.

2022 Proxy Statement	55

Corporate Governance

NESG Committee Current Members: David L. Porteous (Chair) Katherine M. A. (Allie) Kline Richard W. Neu Roger J. Sit Meetings Held in 2021: 5

The purpose of the NESG Committee is to assist the Board in overseeing its composition, effective functioning of the Board, and the Company’s ESG practices.

The NESG Committee’s primary responsibilities are to:

●  oversee the composition of the Board to assure that the appropriate knowledge, skills, and experience are represented;

●  oversee corporate governance to ensure effective functioning of the Board, including the maintenance of Corporate Governance Guidelines and governance practices;

●  oversee the Company’s commitment to ESG issues and oversee the Company’s ESG practices and activities;

●  discuss with the Board standards to be applied in making determinations as to the independence of Directors;

●  review the effectiveness of the Board, including considering the size and desired skills of the Board and the performance of individual Directors, as well as the collective performance of the Board;

●  review related party transactions;

●  review of loans to related parties that become subject to specific disclosure in our proxy statement; and

●  oversee the Company’s efforts to effectively communicate with shareholders, including shareholder outreach, matters relating to the Company’s proxy filing, and other governance issues and efforts throughout the year.

The Board has determined that each member of the NESG Committee qualifies as an “independent director” as the term is defined in the Nasdaq Stock Market Marketplace Rules.

56	Huntington Bancshares Incorporated

Corporate Governance

Risk Oversight Committee

Current Members:

Steven G. Elliott (Co-Chair)
Kenneth J. Phelan (Co-Chair)
Lizabeth Ardisana
Barbara L. McQuade
David L. Porteous

Meetings Held in 2021: 10

(plus 5 held jointly with the Audit Committee)

The purpose of the Risk Oversight Committee is to assist the Board in overseeing the Company’s risk management function and its risk management organization.

The Risk Oversight Committee’s duties and responsibilities are to:

●  assist the Board in overseeing Huntington’s enterprise-wide risk management function consistent with its strategy and risk appetite, including oversight of its policies, and risk control infrastructure for compliance risk, credit risk, liquidity risk, market risk, operational risk, reputation risk, and strategic risk;

●  assist the Board in overseeing Huntington’s risk management organization, including the chief risk executive and risk management budget;

●  oversee the administration and effectiveness of management’s responsibilities related to the Company’s credit portfolio; and

●  oversee the Company’s Risk Governance and Risk Appetite Framework and associated risk pillars, risk management policies and activities.

The Risk Oversight Committee periodically meets in joint session with the Audit Committee to cover matters relevant to both, such as the construct and appropriateness of the allowance for credit losses, which is reviewed quarterly.

The Risk Oversight Committee also periodically meets jointly with the Technology Committee and Audit Committee to discuss matters relevant to both, such as information security and cybersecurity.

Additional detail about the role and responsibilities of this Committee is set forth under The Board’s Role in Risk Oversight section.

The Board has determined that Kenneth J. Phelan is a risk management expert, as defined in the Federal Reserve’s Regulation YY.

The Board has determined that each member of the Risk Oversight Committee qualifies as an “independent director” as the term is defined in the Nasdaq Stock Market Marketplace Rules.

2022 Proxy Statement	57

Corporate Governance

Technology Committee Current Members: J. Michael Hochschwender (Chair) Alanna Y. Cotton Richard H. King Katherine M. A. (Allie) Kline Meetings Held in 2021: 4

The purpose of the Technology Committee is to assist the Board in fulfilling its oversight responsibilities with respect to all technology, information security and cybersecurity, and third-party risk management strategies and plans

The Technology Committee’s duties and responsibilities are to:

●  oversee management’s performance of technology plans, functions, and significant investments;

●  provide oversight of management’s plans and activities relevant to technology innovation;

●  oversee the Company’s information security and cybersecurity program and plans;

●  oversee the Company’s third-party risk management program; and

●  review and provide oversight of the Company’s technology resiliency planning and preparedness.

The Board has determined that each member of the Technology Committee qualifies as an “independent director” as the term is defined in the Nasdaq Stock Market Marketplace Rules.

In addition to the above standing committees, the Board also established an Integration Oversight Committee to oversee management’s integration of the business and operations of TCF. This Committee met 10 times during 2021, and its members included Steven G. Elliott (Chair), Kenneth J. Phelan, and Rick Neu. The Lead Director also attended all but one of this Committee’s meetings. The Integration Oversight Committee was dissolved in January 2022.

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Corporate Governance

Board Practices, Policies, and Processes

Attendance at Board/Committee and Annual Meetings

We believe regular attendance at meetings and active and engaged participation is of utmost importance; therefore, we expect our Directors to attend the annual shareholders’ meetings, all regularly scheduled Board meetings, and all regularly scheduled committee meetings of which they are a member. Due to the ongoing impact of the COVID-19 pandemic, most of the Board and committee meetings were held virtually during 2021. Huntington’s Directors and management have adapted well to the virtual meeting environment and continue to hold robust discussions despite being offsite.

Number of Meetings Held
Board	16
Audit Committee	11
Community Development Committee	4
Executive Committee	3
HR and Compensation Committee	5
NESG Committee	5
Risk Oversight Committee	10
Technology Committee	4
Joint Meeting of Audit Committee and Risk Oversight Committee	5
Integration Oversight Committee*	10
Total Board and Committee Meetings Held in 2021	73
*	Not a standing committee.

Huntington’s Directors are highly engaged, as evidenced by high participation in Board and committee meetings. All then-serving Huntington Directors attended the 2021 Annual Meeting of Shareholders, which was virtual. Because the TCF Merger had not yet been completed at the time of our 2021 Annual Meeting, the legacy TCF Directors did not attend.

During 2021, the average Director participation in full Board and committee meetings on which they served was 98.5%. No director attended less than 75% of the Board and committee meetings on which they served.	All then-serving Huntington Directors attended the 2021 Annual Meeting of Shareholders.

Director Onboarding and Continuing Education

Huntington provides robust onboarding for new Directors and comprehensive ongoing education and training for all Board members on key matters to foster Board effectiveness. In addition, all Board members are encouraged to participate in relevant external Director education opportunities, including forums facilitating engagement with other public company directors. The Board recognizes (i) the importance of continuous education and engagement, long-term value creation, and strengthening shareholder confidence and (ii) that institutional

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Corporate Governance

investors and regulators expect directors at public companies to continually enhance their skills and remain abreast of Company and industry matters.

Director onboarding involves a combination of written materials, presentations, and meetings with members of the Board and management. Among the topics typically covered during onboarding are Company history, strategy, revenue streams, risks, safety and soundness, and corporate governance. To assist new Directors in learning more about Huntington’s business, the onboarding process includes meetings with business segments and control and support groups. Various other activities are typically offered to new Directors, including tours of Huntington facilities and attending analyst meetings and semi-annual Huntington Live events. All of this is designed to allow new Directors to better step into their oversight roles and begin making meaningful contributions to the Board more quickly.

In-house educational sessions facilitated by management are provided to all Directors throughout the year with a focus on topics specific to the Company and the financial services industry. Continuing Director education may be provided before, during, or after Board and committee meetings and as standalone information sessions outside of meetings. Subjects covered may include:

●	ESG developments and leading practices;
●	Shareholder base, engagement, and activism;
●	Capital planning;
●	Bank Secrecy Act (BSA)/Anti-Money Laundering (AML) issues;
●	Fair lending responsibilities;
●	Avoidance of Unfair, Deceptive, or Abusive Acts or Practices (UDAAP);
●	Information security and cyber risks, including tabletop exercises; and
●	Legal, regulatory, and supervisory requirements and trends applicable to Huntington.

As appropriate, additional topics related to complex products, services, or lines of business that have the potential to significantly impact the Company and other topics as identified by the Board or executive management may also be covered. External experts and facilitators are also sometimes invited to attend meetings to discuss leading practices or issues germane to Huntington, the financial services industry, or public companies in general. Outside experts bring an array of experience and perspectives and foster dialogue among Board members on relevant topics. When there are in-person Board and committee meetings, the outside experts may also be invited to attend a Board dinner where they may engage informally with the Directors.

To assist them with staying abreast of the latest developments, Huntington periodically provides Directors with external education opportunities covering a range of issues facing the Board. These external education opportunities are offered at various times of the year by professional organizations, educational institutions, and regulators at various facilities and locations and cover a range of important issues facing directors of financial institutions and/or public companies generally. Insights gained from external continuing education programs are shared with the full Board.

Codes of Ethics

Huntington’s Code of Business Conduct and Ethics, which is overseen by the NESG Committee, applies to all our colleagues and, where applicable, to our Directors and to colleagues and Directors of our affiliates. Our colleagues serving as CEO, CFO, Corporate Controller, and Principal Accounting Officer are also bound by a Financial Code of Ethics for CEO and Senior Financial Officers. The Corporate Governance Guidelines, the Code of Business Conduct and Ethics, and the Financial Code of Ethics for CEO and Senior Financial Officers are posted on the Corporate Governance page of Huntington’s website at www.huntington.com. Any amendments or waivers with respect to the Financial Code of Ethics for CEO and Senior Financial Officers would also be disclosed on our website.

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Corporate Governance

We have also adopted a Service Provider Code of Conduct that sets forth our expectations with respect to service providers. Areas covered by the Service Provider Code of Conduct include ethical business practices, labor and human rights, health and safety, diversity, environmental responsibility, and privacy and confidentiality.

Stock Ownership Guidelines

The HR and Compensation Committee has established a minimum ownership level guideline for Directors based on five times the base annual cash retainer fee. Based on the retainer fee and the fair market value of our common stock on the date the guidelines were established, the guideline for Directors was set at 40,603 shares. Directors have five years to meet the minimum guidelines. Each Director who has served at least five years meets the guidelines.

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Our Executive Officers

Each of our executive officers is listed below, along with a statement of their business experience during at least the last five years. Executive officers are elected annually by the Board.

STEPHEN D. STEINOUR, age 63, has served as the Chairman, President, and CEO of Huntington and as President and CEO of Huntington Bank since January 14, 2009. Additional detail about Mr. Steinour’s business experience is set forth under Proposal 1 – Election of Directors.

DONALD DENNIS, age 57, has served as Chief DEI Officer and Learning and Development Director since October 2020 and as Executive Vice President since January 2021. Mr. Dennis leads, develops, and implements DEI strategies, programs, policies, and metrics that successfully engage, develop, retain, and attract a diverse workforce. Prior to this role, he served as the Learning & Development Director. Before joining Huntington in 2018, he served in various roles at Nationwide Financial Services since 2009, including as AVP, Learning & Performance Excellence; Learning Solutions Director; and Enterprise Applications Director. He also held several technology management roles at Chase and BISYS Fund Services.

PAUL G. HELLER, age 58, joined the Company as Chief Technology and Operations Officer and Senior Executive Vice President in October 2012. Mr. Heller also has responsibility for digital, phone bank, data organization, program office, and integration teams. Mr. Heller also oversaw home lending (including mortgage lending, consumer lending, and mortgage and consumer servicing) from January 2014 to May 2017. Previously, Mr. Heller was a Managing Director and Corporate Internet Group Executive for JPMorgan Chase from December 1999 to October 2012.

HELGA S. HOUSTON, age 60, has served as our CRO since January 2012 and as Senior Executive Vice President in Corporate Risk from September 2011 through December 2011. Ms. Houston was with Bank of America from 1986 through 2008 serving in a variety of business and risk capacities, most recently as Risk Executive for Global Consumer and Small Business Banking. Ms. Houston was also a partner in an independent consulting firm.

MICHAEL S. JONES, age 53, has served as Senior Executive Vice President and Chair, Minnesota and Colorado since joining Huntington as part of the TCF Merger in June 2021. He previously served as President and Chief Operating Officer of TCF Bank from October 2020 until the time of the TCF Merger. Prior to that, he had held numerous executive roles within TCF and its predecessors since 2008.

SCOTT D. KLEINMAN, age 52, has served as Senior Executive Vice President and Co- President of Commercial Banking since the TCF Merger. He is responsible for Specialty Banking, Corporate Banking, Capital Markets, Treasury Management, and Asset Finance, as well as credit, risk, and digital. Before his current role, he served as Director of Commercial Banking since April 2020. Prior to that, he served as Executive Managing Director of Huntington Capital Markets and has held a variety of senior leadership roles in Huntington’s Capital Markets and institutional banking business. He joined Huntington in 1991.

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Our Executive Officers

JANA J. LITSEY, age 60, has served as Senior Executive Vice President and General Counsel of Huntington, and as Senior Executive Vice President, General Counsel, and Cashier of Huntington Bank since joining Huntington in October 2017. Ms. Litsey’s responsibilities have expanded with the assumption of leadership responsibility for Public Affairs, Corporate Sourcing, Corporate Insurance, and ESG. Prior to joining Huntington, Ms. Litsey served in multiple leadership roles at Bank of America for over 20 years. Most recently, she served as the legal executive responsible for the defense of Bank of America’s domestic and international litigation, regulatory inquiries, enforcement actions, and internal investigations.

SANDRA E. PIERCE, age 63, has served as Senior Executive Vice President, Private Client Group and Regional Banking Director, and Chair of Michigan, since August 2016. Previously, Ms. Pierce served as Vice Chairman of FirstMerit and Chairman of FirstMerit, Michigan from February 2013 to August 2016.

RICHARD POHLE, age 59, has served as Executive Vice President and Chief Credit Officer since June 2019. He has held various credit leadership roles since joining Huntington in 2011, including Senior Commercial Approval Officer. Prior to joining Huntington, he spent 26 years at KeyBank serving in various leadership roles.

STEVEN RHODES, age 56, has served as interim Consumer & Business Banking Director and Executive Vice President since April 2021. In addition to the interim position, he continues to serve as the Business Banking Director for Huntington Bank, a role he has held since March 2020. He has held various roles since joining Huntington in 2010, including Branch Banking Director, Retail Sales, Service and Operations Director, and Treasury Management Director.

THOMAS C. SHAFER, age 63, has served as Co-President of Commercial Banking and Senior Executive Vice President since joining Huntington as part of the TCF Merger in June 2021. He previously served as CEO of TCF Bank and vice chairman of the board of TCF from October 2020 until the time of the TCF Merger. Prior to this, Mr. Shafer served as Chief Operating Officer of TCF and President and Chief Operating Officer of TCF Bank beginning in August 2019. Before those roles, he served in multiple executive positions at TCF’s and TCF Bank’s predecessor organizations since 2011.

RAJEEV SYAL, age 56, has served as Senior Executive Vice President and CHRO since September 2015. Prior to joining Huntington, Mr. Syal served as Managing Director and Global Head of Human Resources for the Markit Group Ltd., a global financial information services firm, from 2008 to 2015. Previously, Mr. Syal held increasingly senior roles at Bank of America and TD Bank and brings to Huntington more than 35 years of global financial services experience.

JULIE C. TUTKOVICS, age 51, has served as Executive Vice President and Chief Marketing and Communications Officer since April 2017. Ms. Tutkovics joined Huntington in August 2016 upon Huntington’s acquisition of FirstMerit Corporation, where she served as Executive Vice President and Chief Marketing Officer, from November 2010 to August 2016.

ZACHARY J. WASSERMAN, age 47, joined Huntington as CFO and Senior Executive Vice President in November 2019. Previously, Mr. Wasserman served as Senior Vice President and CFO for Visa, Inc. North America and Global Visa Consulting and Analytics since March 2016. From March 2012 to March 2016, he was Senior Vice President and CFO for U.S. Consumer Services & Global Consumer Travel with American Express Company.

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ESG

ESG	Huntington and its colleagues pride themselves on being forward thinking, especially in the increasingly important area of ESG. As expectations grow and focuses change within the broad scope of ESG, we continue to enhance our practices so that we are supporting our communities, customers, colleagues, and other stakeholders while acting as good stewards of the environment. Further, we are continually finding better ways to provide shareholders with the transparent information they seek.

Overview of ESG

With oversight from the Board, Huntington and its colleagues are committed to implementing strong ESG practices by living out our Purpose of making people’s lives better, helping businesses thrive, and strengthening the communities we serve.

As a public company, our economic impact begins with our commitment to delivering sustainable, long-term shareholder value through top-tier performance, while maintaining an aggregate moderate-to-low risk appetite and well-capitalized position. As a regional bank, our economic impact includes helping individuals and families reach their goals of financial stability and homeownership; providing businesses, especially small and mid-sized businesses, with the resources to grow; serving and uplifting the underbanked; and working in partnership to create prosperous and resilient communities.

We are focused on the ESG issues most impactful to our business and important to our stakeholders.

Because we believe “purpose drives performance,” our enterprise ESG commitment is closely integrated with our core performance objectives. Led by executive management, we have adopted a performance management framework that incorporates governance, strategy, and operations grounded in the considerations most material to our stakeholders. This framework ensures that we formalize and standardize our approach to integrating ESG considerations into our Board and executive management decision-making, business strategy, and business platforms. Additionally, we are guided by our ESG stakeholde assessment, which has helped us focus our reporting on the topics of most importance to our stakeholders and business.

ESG Reporting

This Proxy Statement provides only a high-level overview of our ESG initiatives. We expect that our 2021 ESG Report will be issued in the second half of this year. Our 2020 ESG Report and 2021 Annual Report are, and the 2021 ESG Report is expected to be, available on the Investor Relations pages of Huntington’s website at www.huntington.com. None of these reports are a part of, or incorporated by reference into, this Proxy Statement.

The goals discussed in our ESG disclosures and the related disclosures in this Proxy Statement are aspirational, and no guarantees or promises are made that any or all goals will be met. Any goals are considered forward-looking statements. Statistics and metrics included in these disclosures are estimates and may be based on assumptions.

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ESG Oversight

Our commitment to ESG is integrated with our core performance objectives, and our ESG performance management framework ensures our most material ESG considerations are integrated into all relevant Board committee agendas and flagged for meaningful discussion, awareness, and governance actions. The ELT is accountable for executing the ESG strategy approved by the Board, including for setting and delivering on short-and long-term performance goals, which are made public in our annual ESG report. The following represents how ESG is overseen and integrated throughout the Company:

ESG Working Group. Huntington’s ESG Working Group is primarily responsible for driving the overarching ESG strategy for the Company and making strategy recommendations to the Board; reporting ESG strategy, goals, and progress to the Board (typically on a quarterly basis); and publishing our various ESG disclosures, including the annual ESG Report. The ESG Working Group is comprised of a core, cross-functional group with representatives from our Environmental Strategy & Sustainability, Investor Relations, Legal, Corporate Communications, and Corporate Governance functions. To keep abreast of matters throughout the year, this group typically meets on a weekly basis.

ESG Strategy Team. The ESG Strategy Team is responsible for advancing the ESG strategy and facilitating implementation of the strategy at the segment- and business unit-level; ensuring consistent understanding of ESG strategy throughout the Company; and assisting with ESG goal setting, reporting, and monitoring. The Team also works to identify ESG-related innovation and advancement opportunities aligned with strategic planning for the enterprise. This larger group includes executive leaders across business segments and support units and meets regularly throughout the year.

Climate Risk Management Working Group. Our Climate Risk Management Working Group has the more narrowed focus of creating and monitoring Huntington’s Climate Risk Framework, performing climate risk scenario testing, and establishing our financed emissions methodology. This group is led by our Climate Risk Director.

ESG Stakeholder Assessment

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ESG

To ensure that we focus our ESG strategic commitment on opportunities that are most important to our key stakeholders, Huntington completed an ESG Stakeholder assessment in 2017. Working with a third-party consultant, we started our process by considering key sustainability/ESG reporting frameworks, ratings, and rankings (including GRI and SASB) and developed a broad list of topics. We then narrowed our focus to issues that are most relevant to Huntington and in the regional banking sector generally. The prioritization process included leaders representing nearly every function within the Company. We also convened small group focus sessions organized around each of our key stakeholders.

We deliberately took an integrated approach to conducting our assessment by directly considering our risk management priorities, overall corporate strategy, and Purpose. Our efforts focused on evaluating topics based on both their importance to key stakeholders and to Huntington and our ability to impact those topics. While we recognize that each issue in our assessment is important, the final results focus us on a relative prioritization of the most important issues. The assessment clearly defines the topics that are important, more important, and most important to Huntington’s stakeholders and our business priorities. The full list of topics—categorized using these priority levels—can be found in our most recent ESG Report.

ESG Focus Areas

At Huntington, we focus on the ESG issues that are most important to our business and our stakeholders. Our framework categorizes ESG into four broad categories most significant to our stakeholders:

Economic. We approach ESG with a Purpose-focused strategy that leverages our economic impact. At Huntington, our business model and approach to generating sustainable returns are anchored by the concept of shared value. The concept of shared value extends to facilitating the creation of economically inclusive communities with products, services, and investments that meet varying local needs. This Economic pillar overlaps with the other ESG pillars below.

Environmental. Climate change is a serious issue that deserves a proactive response. We embrace high standards for ourselves on energy conversation and environmental sustainability, often going beyond minimum requirements set by regulations or the marketplace. Our approach to environmental sustainability is guided by our Environmental Policy Statement, which outlines our pledge to protect the environment, address climate change, and manage our climate-related risks.

Social. Our social responsibility starts with our colleagues. Huntington’s business is built on relationships, and our colleagues differentiate us. Our colleagues are our most important asset and the key to fulfilling our Purpose to make people’s lives better, help businesses thrive, and strengthen the communities we serve.

Governance. We are committed to the long-term success of Huntington, as well as those we serve, through strong corporate governance and ethical business practices, which are essential. Effective risk management is critical to profitability, stability, and long-term growth. The concept that “everyone owns risk” is deeply embedded in our culture.

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Economic Highlights – Commitment to Our Community

Huntington supports the creation of thriving, economically inclusive communities. We have the scale and reach of a super-regional bank, and the local commitment and accountability to work closely with the families and neighborhoods we serve. This includes developing and fostering relationships across our footprint to understand and address the most pressing needs in our communities.

*	Largest by number of 7(a) loans for SBA fiscal years 2019-2021; Source U.S. Small Business Administration.

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ESG

Environmental Highlights – Commitment to Our Environment

Energy conservation and environmental sustainability efforts are a priority for Huntington. Our commitment to creating an environmentally sustainable future is an extension of our corporate values that drive our everyday actions. We have been an active participant in CDP, a global initiative that allows us to track and submit data annually toward managing our carbon footprint and certain other aspects of our environmental impact. Our CDP score was an “A-” in 2021. The score illustrates our increased focus on ESG and key climate- and environmental-related efforts and initiatives.

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Social Highlights – Commitment to Our Colleagues

Our colleagues are our most important asset and the key to helping our stakeholders thrive. Our business is built on relationships, and our colleagues differentiate us. Our culture unites all colleagues through a shared understanding that helps us work collaboratively to achieve our goals.

Some of the other benefits available to our colleagues to help them thrive include:

●	401(k) Plan with employer contributions;
●	Legal Plan, providing access to a network of attorneys for expected and unexpected life matters;
●	Child/elder emergency back-up care, on-going child and family care, and special needs support through Bright Horizons;
●	Huntington Cares Emergency Fund for financial hardship; and
●	Telemedicine and 24/7 Nurseline for health needs.

Our Ongoing Response to the COVID-19 Pandemic

The impact of the COVID-19 pandemic is continued to be felt by our colleagues, customers, and communities. To support the needs of our colleagues and communities during the ongoing effects of the pandemic, we continue to make use of several changes that were initially implemented in 2020. For example, utilizing our Workplace Flex program, we are currently operating under a hybrid workplace environment that provides flexibility for roles that can be performed remotely and with additional safety measures for colleagues continuing to undertake on-site duties. We are remaining flexible so as to help protect the safety of our colleagues and to provide them with the necessary tools to carry out their roles efficiently.

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ESG

Governance Highlights – Commitment to Strong Governance and Risk Management Practices

Through its adoption of best-in-class governance practices, our Board is leading with a positive and transparent “tone at the top.”

Fair Play Banking and Other Sustainable Business Practices

Our ESG Program recognizes that sustainable business practices are crucial to our long-term success and shareholder value creation. One of the most critical ways we differentiate ourselves is by looking out for our customers through our Fair Play Banking philosophy, which we have had in place for more than a decade. The focus of this philosophy is to provide customers with transparent service that provides them with greater access to and control of their financial lives. We believe it is crucial to listen to and learn from our customers and bankers and use that feedback to inform the product development process. Our Fair Play Banking philosophy is broadly broken down into four areas: Product Development and Marketing; Sales and Service; Customer Advocacy, Experience, and Satisfaction; and Compliance. Shareholders are encouraged to read more about these in our most recent ESG Report.

Our suite of Fair Play Banking products and features currently include:

●	Standby Cash, giving customers immediate access to cash with a line of credit based primarily on their checking deposit history rather than credit score;
●	Early Pay, which automatically gives customers with qualifying direct deposits access to their paychecks and other benefits up to two days early, at no additional cost;
●	$50 Safety Zone and 24-Hour Grace to protect consumers and businesses against overdraft fees;
●	Money Scout, which helps customers look out for money they can set aside to build their savings; and
●	Asterisk Free Checking, providing checking accounts with no minimum balance requirements.

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ESG

In addition to our Fair Play Banking philosophy, we have implemented many other sustainable business practices that drive shareholder value through economic cycles and upon which we continue to build. These practices provide us with key advantages that differentiate us in our markets.

Long-Term Value Creation
●	Our Purpose-driven culture that looks out for people;
●	Our talented, diverse colleague base that embodies our Purpose and Values;
●	Our “Welcome” brand promise that promotes inclusiveness in all that we do;
●	Strong relationships with our customers and our ability to provide them with exceptional experiences;
●	Our distinguished products and services;
●	Our commitment to community involvement and leadership; and
●	Our strong financial position, which allows us to continue to invest in our future.

Our ESG foundation and commitments are thoroughly integrated into our performance objectives and core business strategies. By facilitating sustainable, long-term value creation, we are looking out for our shareholders, colleagues, customers, and communities.

Environmental Strategy

Our approach to environmental sustainability is guided by our Environmental Policy Statement, which outlines our pledge to protect the environment, address climate change, and manage our climate-related risks. In early 2021, we enhanced this policy statement to include our commitments to environmental equity, sustainable procurement, and transparency and accountability. Our environmental stewardship efforts align with and support well-recognized and respected frameworks and guidance, such as the U.N. Sustainable Development Goals, World Economic Forum agenda, and the principles of the Paris Agreement, including its goal of limiting global warming to well below 2°C above pre-industrial levels. We monitor and frame our approach with guidance from the U.S. Climate Finance Working Group, which has set principles intended to provide a framework for financing the transition to a low-carbon economy. We demonstrate our commitment and transparency through our disclosures to CDP and our reporting to the TCFD framework.

In 2021, a key component of our environmental strategy has been to shift from solely focusing on tactical actions to reduce our operational emissions (Scope 1 and Scope 2) to understanding and analyzing the magnitude of our value chain emissions (Scope 3) in our overall carbon footprint profile and identifying strategic opportunities to reduce them. We developed an exploratory net-zero carbon roadmap to chart a thoughtful and strategic approach towards achieving a net-zero future. Over the next year, we intend to evaluate the carbon footprint of the assets we acquired in the TCF Merger and set a new emissions baseline. We have also taken initial steps to determine how our portfolios may be impacting the climate and are focused on the sub-portfolios with concentrations of carbon-intensive sectors, the trajectory of these exposures, and the results of preliminary initiatives to reduce carbon intensive sector exposures. This analysis will become more comprehensive over time, as will the Company’s goals and objectives. We have obtained high-quality, third-party financed emissions data and are reviewing how to best incorporate this data into an analysis of our bank lending portfolio. There is an ongoing effort to position Huntington to accurately calculate and disclose financed emissions in the near term.

Huntington has taken steps to formalize our climate risk management practices and ensure that they are integrated into our existing, robust risk management program. Our Climate Risk Management Framework is intended to align with our Enterprise Risk Management structure. This structure includes ongoing assessment of our seven Enterprise Risk Pillars. While climate-related risk issues have been an ongoing consideration for Huntington, our integrated Climate Risk Management Framework provides a structured approach to consistently identify, assess, manage, and report climate-related risks and their impact across the enterprise. We believe the current and future impacts of adverse environmental events on our stakeholders require full institutional engagement to timely identify, assess, and manage climate-related risks.

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Stakeholders should review our current and forthcoming ESG Reports for more information on our various environmental-based goals; progress towards those goals; and environmental performance, including energy efficiency, renewable energy, and GHG emissions.

Human Capital Management and Talent Development and DEI Initiatives

We are committed to creating an inclusive, diverse environment by embracing different skills, backgrounds, and perspectives, both in our communities and at work. We believe Purpose-driven leadership facilitates progress in achieving a diverse, inclusive workforce. Our diverse and inclusive leadership structure is designed to ensure the alignment of diversity and inclusion initiatives with our business goals, our corporate values, and the future of Huntington. Huntington’s

DEI Strategy and Operating Plan, which is underpinned by our leadership and data-driven accountability, encompasses our strategic focus areas of Workforce Diversity, Workplace Inclusion, Supplier Diversity, and Community Engagement. As shown by the graphic to the right, this is an ongoing process, with each focus area enabling the others. These focus areas are further described below.

Workforce Diversity and Workplace Inclusion. We embrace diversity as a responsibility shared among all colleagues, bringing our core value of inclusion to life by modeling inclusive behaviors, showing respect, and appreciating differences. Huntington’s Social Equity Colleague Plan covers three pillars that span the colleague experience: Culture and Inclusion, Development/Career Advancement, and Talent Experience. Our DEI Policy Statement codifies our commitment to be intentional in how we engage, develop, evaluate, retain, and attract talent to foster a more inclusive environment that effectively leverages diversity.

Engagement. At Huntington, we believe that we have highly engaged colleagues committed to looking out for each other and our customers with a balanced focus on “what we do” and “how we do it.” Colleagues are encouraged to participate in our nine Business Resource Groups and eight Inclusion Councils to connect with colleagues with similar interests. We also provide colleagues with access to an internal social media platform where they can share thoughts and ideas.

Development. We have created specialized learning and development programs to help our colleagues grow and develop. These development programs include an online library, which allows colleagues to take ownership of their development via direct access to role-based content that can be self-initiated.

Evaluation. We believe that fostering diversity and inclusion begins at the top of the organization. Just as we have created a diverse and inclusive Board, we hold management accountable for creating a diverse and inclusive workplace. To reinforce the importance of strong people leadership behaviors in building a diverse and inclusive workplace, we introduced the People Leader Quotient (PLQ) in 2020. Our PLQ leverages a combination of quantitative and qualitative measures and is intended to reinforce the actions and behaviors expected of leadership to make Huntington stronger through the development of a diverse and inclusive workplace.

Retention. Our compensation structure includes benefit plans and programs focused on multiple facets of well-being, including physical, mental, and financial wellness. Huntington’s benefit plans and programs include incentive opportunities such as preventive screenings, family time off, caregiver leave, a scholarship program, 401(k) with employer contributions, a $19 per hour minimum pay rate, and multiple tiers within our medical plan to scale colleague premiums based on level of pay. We also strive to ensure that we retain the diverse talent we attract by evaluating our leaders on the basis of how well they model diversity and inclusion in promoting colleagues.

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Attraction. We are dedicated to attracting the right talent with an emphasis on experience and behaviors that align with our Purpose and our Values. The diversity of our colleagues is a key component of our success and provides the organization the opportunity to have a workforce that is representative of the communities we serve. We understand that to support our diverse culture, we must also have inclusion, which remains a corporate strategic objective for Huntington. We proactively seek out a diverse candidate pool during the recruitment process across all levels, and evaluate our leaders based on how they model diversity and inclusion in their hiring practices.

Supplier Diversity. Huntington’s commitment to diversity extends to our supplier partnerships. Our internal Diversity and Inclusion Strategic Council serves as the governing body focused on identifying barriers for impactful supplier diversity execution. This collaborative approach is designed to increase business capacity and opportunities for diverse companies within each business segment. In 2021, over 21% of our total supplier addressable spend was with diverse suppliers. As further evidence of our efforts, Huntington’s Chief Procurement Officer was appointed to the National Minority Supplier Development Council’s Board of Directors in 2021.

Community Engagement. Our Business Resource Groups and Inclusion Councils serve as hubs for cross-functional collaboration, camaraderie, community service, and shared learning. Each of our nine Business Resource Groups is aligned with a shared background or interest and serves to elevate the diverse voices of our colleagues. Our eight Inclusion Councils raise awareness of our DEI efforts within its region, and regularly partners with local Business Resource Groups to amplify support for various events and programs.

Information Security and Cybersecurity

Huntington views information security and cybersecurity as a component of overall corporate security, which also includes fraud prevention and physical security. By arranging all these areas under our Chief Security Officer, we can take an integrated approach to corporate security. Our objective for managing information security and cybersecurity risk is to avoid or minimize the impacts of both internal and external threat events or other efforts to penetrate or otherwise compromise the confidentiality, integrity, or availability of our systems.

We work to achieve this objective by hardening networks and systems against attack, and by diligently managing visibility and monitoring controls within our data and communications environment to recognize events and respond appropriately. To this end we employ a set of in-depth defense strategies, which include efforts to make us less attractive as a target and less vulnerable to threats. We also invest in threat analytics for rapid detection and response. Defenses include ongoing system testing, vulnerability scans, data collection, and colleague training. Huntington employs several teams of colleagues who are focused on protecting and enhancing our systems. Huntington’s Information Security Program supports corporate compliance with applicable federal and state regulations, the FFIEC Examination Guidance, and industry-accepted security standards such as the National Institute of Standards and Technology (NIST) Cybersecurity Framework. Huntington’s Information Security Program is directed by the Chief Information Security Officer.

To keep the Board apprised of the continually shifting landscape, the Chief Security Officer typically provides quarterly updates to the Technology Committee on information security and cybersecurity matters. The Technology Committee and Risk Oversight Committee share Board oversight of the efforts made to maximize information security and cybersecurity. Potential concerns related to information security and cybersecurity may also be escalated to the Technology Committee, as appropriate. As a complement to the overall Information Security Risk Management Program, we use several training methods including mandatory courses occurring at least annually and timely written communications and updates occurring throughout the year. Internal policies and procedures have been implemented to encourage the reporting of potential phishing attacks or other security risks. We also use third-party services to test the effectiveness of our information security and cybersecurity risk management framework.

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Compensation of Executive Officers

Proposal 2

Advisory Approval of Executive Compensation

Our executive compensation program places heavy emphasis on performance-based compensation, particularly in the form of long-term incentives. We continually strengthen our compensation practices based on our philosophy, market best practices, and feedback received from shareholders.

We believe that our compensation policies and procedures strongly align the interests of executives and shareholders. We encourage our executives to focus on long-term performance through long-term incentives and stock ownership requirements. We further believe that our culture focuses executives on sound risk management and appropriately rewards executives for performance. The resolution set forth below gives shareholders the opportunity to vote on the compensation of our executives.

Upon the recommendation of the Board, we ask shareholders to consider adoption of the following resolution:

“RESOLVED, that the compensation paid to the named executive officers of Huntington Bancshares Incorporated as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including in the Summary Compensation Table, the Compensation Discussion and Analysis, the additional compensation tables, and the accompanying narrative disclosure, is hereby approved on an advisory, non-binding basis.”

Because this is an advisory vote, it will not bind the Board; however, the HR and Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements. Shareholders are provided with an annual opportunity to vote on executive compensation. Accordingly, the next advisory vote to approve our executive compensation program will occur at the 2023 Annual Meeting.

The Board recommends a vote FOR the adoption of the resolution regarding executive compensation, as set forth above.

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Compensation Discussion & Analysis

Executive Overview

Our compensation philosophy is to pay for performance that creates long-term shareholder value. The HR and Compensation Committee’s 2021 compensation program for executive officers emphasized performance-based compensation designed to drive profitable growth and returns within our aggregate moderate-to-low, through-the-cycle risk appetite while doing the right thing for our colleagues, customers, communities, and shareholders.

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Compensation of Executive Officers

Named Executive Officers

This CD&A describes Huntington’s executive compensation program for 2021 for our CEO and the additional executive officers named in the Summary Compensation Table (the NEOs) which include:

Stephen D. Steinour Chairman, President, and CEO	Zachary J. Wasserman Chief Financial Officer	Thomas C. Shafer Commercial Banking Co-President (former CEO of TCF Bank)	Michael S. Jones Chair, Minnesota and Colorado (former President and Chief Operating Officer of TCF Bank)	Paul G. Heller Chief Technology and Operations Officer

Our Approach to Compensation

Our Purpose, Our Vision, Our Strategy:

•	Our Purpose is to make people’s lives better, help businesses thrive, and strengthen the communities we serve.
•	Our Vision is to become the leading People-First, Digitally Powered Bank.
•	Our Strategy is to create sustainable competitive advantage with focused investments in customer experience, product differentiation, and key growth initiatives.
•	We manage the Company to create shareholder value over the long term through consistent, disciplined performance.

A significant portion of compensation is stock-based and long-term in focus. A critical foundation of our executive compensation philosophy is the requirement to own Huntington common stock, which aligns management’s interests with those of shareholders. We believe that this is an area where our CEO should lead by example, by having set a stock ownership requirement at a market-leading 10X annual base salary.

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2021 Compensation Elements

In 2021, the HR and Compensation Committee maintained the essential design of our 2020 executive compensation program. The targeted direct compensation mix below illustrates the emphasis on variable, at-risk incentive-based compensation. Fixed compensation consists of base salaries. Variable, incentive-based compensation includes our annual incentive payouts, the target value of PSUs and the grant date fair value of stock options and RSUs.

Target Compensation Mix(1)
CEO	Other NEOs (Average)	Description
Base Salaries		Fixed component representing 14% of aggregate total target compensation for our CEO and 23% for our other NEOs
Annual Incentive Plan (Management Incentive Plan)

Annual incentive plan with overall performance at 163.3% of target. As further described below, the HR and Compensation Committee exercised negative discretion when certifying funding to reduce funding to 146.2% of target. Achievement was based on:

•  EPS

•  Operating leverage(2)

•  PTPP growth(2)

Long-Term Incentive Plan

Awards of long-term incentive grants comprised of:

•  PSUs (55% for CEO, 50% for other NEOs)

•  Relative and Absolute ROTCE(2) + new revenue adjuster for new three-year 2021 – 2023 cycle

•  RSUs (20% for CEO, 25% for other NEOs)

•  Stock Options (25%)

(1)	Other NEO compensation excludes Messrs. Shafer and Jones, who only received partial-year salary beginning with their employment on June 9, 2021 and did not receive Huntington 2021 LTIP awards. Including Messrs. Shafer and Jones with MIP as a percentage of their base annualized salary, the non-CEO NEO compensation percentages would be: Base Salary (32%), Annual Incentive Plan (34%) and LTIP (34%).
(2)	Non-GAAP, see Appendix A to this proxy statement for more information.

Huntington’s performance on each of the three MIP metrics – EPS, Operating Leverage, and Pre-Tax Pre-Provision growth – was above target. As adjusted, MIP performance against the metrics chosen by the HR and Compensation Committee was 163.3% of target. The HR and Compensation Committee maintains the ability to use discretion based on its evaluation of performance and external factors that may impact results. HR and Compensation Committee discretion has historically been applied both positively and negatively. Management recommended that the HR and Compensation Committee apply negative discretion given it had applied positive discretion in the last two years. For 2021, the HR and Compensation Committee applied negative discretion to reduce the final MIP funding from 163.3% of target to 146.2%.

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Strong Financial and Operational Performance

Strategic Business Objective	Compensation Component or Metric	2021 Actual Results
Aligning pay with performance	EPS Performance measure for annual incentive	$0.90
Managing expense growth	Adjusted Operating leverage Performance measure for annual incentive	–34.4%(1)
Focusing on quality revenue	Adjusted PTPP Growth Performance measure for annual incentive	–22.1%(1)
Achieving long-term profitable growth and returns	Adjusted ROTCE Performance measure for performance share units	19.1%(1)

(1)	Non-GAAP, see Appendix A to this proxy statement for more information.

Long-Term Focus

With long-term incentives comprising the most significant portion of total NEO compensation, a majority of the aggregate value of which consists of performance-based awards, combined with our robust stock ownership, Huntington’s compensation program for executives is long-term focused and aligns the interests of our executives with those of our shareholders.

Risk Management Culture

The HR and Compensation Committee’s oversight responsibility includes the relationship among risk takers, risk management, and compensation. We regularly monitor our incentive arrangements for colleagues at all levels, and strive to enhance incentive risk management in light of developing best practices and regulatory guidance. For additional detail, see Risk Assessment of Incentive Compensation below.

Integrity is at the heart of our organizational identity, and we require that all of our colleagues follow both the letter and intent of our Code of Business Conduct and Ethics. Colleagues at all levels in the organization are also subject to our robust Recoupment Policy, which serves as a tool to recover vested or unvested incentive

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compensation in applicable situations. In general, situations that trigger a review under this policy involve misconduct or behaviors or actions outside the bounds of the Company’s overall risk appetite and governance structure. The HR and Compensation Committee is responsible for making any compensation recoupment determination with respect to executive officers. See below under Recoupment of Incentive Compensation for additional details.

The Importance of Stock Ownership

Huntington is committed to a culture of stock ownership, which aligns management’s interests with those of shareholders. The requirement to own Huntington common stock is a critical foundation of our executive compensation philosophy. Mr. Steinour’s commitment to this principle, and to the Company, is evidenced by his significant personal investment in Huntington. Since joining Huntington in January 2009, Mr. Steinour has purchased over 1.65 million shares of Huntington common stock in open market transactions. As of January 31, 2022, Mr. Steinour directly or indirectly beneficially owned shares of Huntington common stock equal to over 90X his base salary, significantly exceeding our industry-leading 10X salary ownership requirement for the CEO. Each other ELT member at the senior executive vice president level, including each of our NEOs, has an ownership guideline of 3X their salary. Our directors and colleagues collectively represent a top 10 shareholder. See additional detail under Stock Ownership Requirements.

Highlights of 2021 Performance and Impact on Executive Compensation

2021 — Putting our Purpose Into Action

•	We completed the largest merger in our history in record time, welcomed our new colleagues from TCF, and improved our service and product offerings, including adding Standby Cash and Early Pay as an extension of our Fair Play Banking philosophy.
•	We grew our assets, revenue, loans, and deposits, while adding and deepening customer relationships and increasing our scale.
•	We kicked off our five-year, $40 billion Community Plan in 2021 to help boost economic opportunity for people, small businesses, and communities throughout our footprint.
•	We increased to $100 million our commitment to the Lift Local Business program, a microlending program that we launched in 2020 focused on serving minority, women, and veteran-owned businesses.
•	We made long-term investments in our colleagues, customers, and communities that we believe will facilitate us becoming the leading People-First, Digitally Powered Bank and, thanks to our highly-engaged colleagues and focus on our customers, we successfully executed on our 2021 strategic plan and positioned us for even greater success in 2022 and beyond.
•	We continued to invest in our colleagues by expanding our commitment to colleagues’ Business Resource Groups, further investing in the physical and mental health of our colleagues, and announcing a new minimum wage of $19 per hour for all colleagues effective January 1, 2022.
•	Our Community Plan and Social Equity Colleague Plan actions furthered our efforts to engage, develop and retain colleagues, and attract diverse talent representative of the communities and markets we serve.

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See the Proxy Summary section for additional information about our strategy.

2021 Highlights –

•  Total assets increased $51 billion or 41.5% from $123 billion at December 31, 2020 to $174 billion at December 31, 2021.

•  Total revenue increased 24% to $6.0 billion.

•  Period-end total net loan and lease balances increased $30.3 billion, or 37%, year-over-year.

•  Net income attributable to Huntington Bancshares Incorporated increased 59% to $1.3 billion.

•  Diluted earnings per common share (EPS) for the year of $0.90.

•  Year-end dividend yield of 4.02% based on last paid dividend rate.

Pay for Performance Alignment

Consideration of “Say-on-Pay”/Shareholder Outreach

We are pleased that over 93% of votes cast at our annual meeting in 2021 were in favor of our “say-on-pay” advisory vote, and that support has averaged over 95% at annual meetings held since 2013.

Historical Say-on-Pay Vote

Based on the 2020 “say-on-pay” votes and investor feedback received in 2020, the HR and Compensation Committee utilized the same compensation metrics in 2021. We continue to monitor emerging trends and best practices and seek ways to improve our compensation programs as part of our ongoing mission to continually

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strengthen our compensation practices based on our philosophy, market best practices and feedback received from shareholders.

During 2021, we continued our biannual shareholder outreach, extending invitations to investors collectively owning nearly 60% of our outstanding common stock, resulting in meetings on a variety of topics with shareholders owning in the aggregate approximately 29% of our institutionally-owned common stock as of December 31, 2021.

Executive Compensation Program Features

Our Business and Our Compensation Philosophy

Philosophy and Decision-Making Process

We provide a balanced total compensation package for executive officers that includes both fixed and variable performance-based elements. Our compensation philosophy is to pay for performance by making a majority of our executives’ pay variable and based on performance that we believe will create long-term shareholder value, and to balance risk and reward with a mix of base pay, short-term incentives and long-term incentives, with greater emphasis on long-term incentives. The use of both short-term and long-term incentives ensures that the ultimate compensation delivered reflects achievement of our annual business goals, as well as delivering long-term shareholder value. Our performance and evaluation process considers corporate, business segment, and individual performance, including performance on DEI metrics, as well as performance relative to industry peers.

Our target pay levels are designed to be competitive with market practice in order to attract, retain, and engage new talent to our workforce in a competitive labor market. Because a majority of our pay is variable and based on performance, our actual pay positioning will vary appropriately to reflect actual performance. We also maintain robust stock ownership guidelines for executives in order to further ensure alignment of our compensation program with the long-term interests of our shareholders.

While overall compensation policies generally apply to all executives, we recognize the need to differentiate compensation by individual, performance, experience, and expected contributions. Base salaries and incentive targets are the primary means for differentiating compensation opportunities to reflect executive role and scope of responsibility.

Guiding Principles
Focus on long-term shareholder alignment	A significant portion of compensation is stock-based and long-term in focus We maintain robust stock ownership requirements for our CEO and other executives
Balanced and holistic approach	Our program includes fixed and performance-based elements, short-term and long-term performance incentives, and considers corporate, business segment, individual, and relative performance
Align pay and performance	Total compensation is expected to vary each year and may evolve over the long-term to reflect our performance and key objectives
Maintain an aggregate moderate-to-low, through-the-cycle risk appetite	We monitor our programs, controls, and governance practices for consistency with our aggregate moderate-to-low, through-the-cycle risk appetite See Risk Assessment of Incentive Compensation
Assure appropriate positioning in the market	Our target pay levels are designed to be competitive with market practice
Reflect internal equity	We differentiate compensation by individual, reflecting their role, experience, performance, and expected contributions

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Reinforcing our Values

In addition to rewarding executive officers for achievement of financial goals, the HR and Compensation Committee applies its discretion to reinforce behaviors and values that contribute to the Company’s long-term success. Our values and our purpose work together to guide how we develop our business strategy and achieve our goals. Our colleagues are our most important asset and the key to fulfilling our purpose to make people’s lives better, help businesses thrive, and strengthen the communities we serve. Performance reviews for all colleagues focus equally (50-50) on WHAT a colleague does (goals) and HOW a colleague does it (behaviors supporting our Values). For executives, including our NEOs, this includes utilizing the PLQ to evaluate their performance on DEI metrics. This balanced focus is intended to encourage expected behaviors consistent with our values in support of our purpose. See Human Capital Management and Talent Development and DEI Initiatives within the ESG section.

Key Compensation & Governance Practices

The bedrock of our executive compensation program is a philosophy of maintaining responsible governance and practices that align the interests of our executives with those of our shareholders. This guiding principle provides us with the framework from which we built our compensation program, and which continues to inform its continuous improvement. Below are some examples of how we ensure that our compensation program achieves our corporate goals and aligns with our compensation philosophy:

What We Do	What We Don’t Do

•  Significant stock ownership policy applicable to executive officers and next level executives receiving equity awards to reinforce alignment between shareholders and senior management

•  Significant emphasis on performance-based compensation, with the majority dependent upon long-term performance

•  Balanced portfolio of metrics that drive annual and long-term goals in a risk appropriate manner

•  All incentive compensation, including vested and paid compensation, is subject to a robust Recoupment Policy that allows us to recover vested or unvested incentive compensation in the event inappropriate risk taking or other activities take place

•  PSUs comprise 55% of total annual LTI grant value for CEO and 50% for other NEOs

•  Annual equity-based awards made on a pre-established date to avoid any appearance of coordination with the release of material non-public information

•  Independent compensation consultant provides expert guidance and support to the HR and Compensation Committee

•  Biannual shareholder engagement to exchange viewpoints with our investors

•  Annual assessment of compensation programs to compare them to those of our peers and market best practices

•  No repricing of stock options without shareholder approval

•  No perquisite or excise tax gross-ups upon change in control

•  No single-trigger vesting of equity awards upon change in control

•  No hedging or pledging of Huntington securities by executives

•  No dividend or dividend equivalents paid on equity grants prior to vesting

•  No incentive plans encourage excessive risk taking

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Risk Assessment of Incentive Compensation

The HR and Compensation Committee oversees the Company’s compensation policies and practices and the relationship among risk, risk management and compensation. The HR and Compensation Committee’s oversight is supported by the Incentive Compensation Oversight Committee (the “Oversight Committee”), an executive level management committee. The Oversight Committee consists of senior management from Human Resources, Finance, Legal, Credit Administration, and Risk Management and is co-chaired by the CHRO and the CRO. The Oversight Committee reports directly to the HR and Compensation Committee.

Under the direction of the Oversight Committee, Huntington performs an annual risk assessment of each incentive plan. The review includes economic analysis and evaluation of plan design features, risk balancing mechanisms, governance policies and practices, and adherence to incentive compensation guiding principles developed by the Oversight Committee. A key tool for managing incentive compensation risk is an annual enterprise-level significant risk events review process overseen by the CRO. This year-end significant risk events review may result in incentive payment reductions where warranted.

Huntington uses a variety of plan design features to balance risk and reward. Governance policies and practices also play an important role in managing incentive plan risk. We regularly monitor our incentive compensation arrangements for colleagues at all levels and strive to enhance our risk review in light of developing best practices and regulatory guidance. The HR and Compensation Committee receives in-depth reviews of select business unit incentive plans they choose or that are recommended by management for review.

Key broad-based incentive plan design features & controls include:	Other features and controls used in various plans include:
• Recoupment provisions • Management discretion to reduce or eliminate awards • Annual risk-based review of plans and awards	• Multiple performance criteria • Risk-related performance criteria • Payment caps

Balancing Risk and Reward for Executive Officers

For executive officers, our compensation philosophy balances risk and reward with a mix of base pay, short-term incentives and long-term incentives, with greater emphasis on long-term incentives. We maintain robust stock ownership guidelines for executives. Our Recoupment Policy covers all colleagues, and the Board retains discretion to reduce or eliminate incentive awards for executive officers.

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Compensation of Executive Officers

Components of 2021 Compensation

The HR and Compensation Committee’s 2021 compensation program for executive officers emphasized performance-based compensation designed to drive profitable growth and returns within our aggregate moderate-to-low, through-the-cycle risk appetite while doing the right thing for our colleagues, customers, communities, and shareholders. The three primary components of executive compensation are base salary, annual incentive awards and equity-based long-term incentive awards. Benefits comprise a smaller component of overall pay. The purpose and features of each component are summarized below.

CEO Targeted Direct Compensation	Other NEO Targeted Direct Compensation (Average)[1]	Purpose and Key Features
Base Salary

Set within a competitive range of market practice to attract and retain top talent

Varies depending upon the executive’s role, performance, experience, and contribution

Foundation from which incentives and other benefits are determined

Annual Incentive (Management Incentive Plan)

Motivates and rewards for achieving or exceeding annual strategic financial and operational goals that ultimately support sustained long-term profitable growth and value creation

Reflects Company performance on key measures, adjusted for business unit and individual performance, including risk management

Target opportunity expressed as a percentage of base salary reflective of the NEO’s role

Tied directly to performance in year for which reported Awards are paid in cash.

Long-Term Incentive (Equity Grants)

Motivates and rewards for delivering long-term sustained performance aligned with shareholder interests

Grants are comprised of performance share units (PSUs), time-based restricted stock units (RSUs), and stock options

Awards are based on multiple factors, including competitive market data, business segment performance, individual performance, and historical equity grants

Benefits		Same broad-based benefit programs generally available to all colleagues A limited number of additional benefits within typical market practice are offered to attract and retain executive talent

(1)	Other NEO compensation percentages exclude Messrs. Shafer and Jones, who only received partial-year salary beginning with their employment on June 9, 2021 and did not receive Huntington 2021 LTIP awards. Including Messrs. Jones and Shafer with MIP as a percentage of base annualized salary, the Other NEO compensation percentages would be: Base Salary (32%), Annual Incentive (34%) and Long-Term Incentive Plan (34%).

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Compensation Outcomes for 2021

Timing of Compensation Decisions

Shortly after year-end, the HR and Compensation Committee reviews the Company’s prior year performance and approves payment of annual incentive awards tied directly to the prior year’s performance. These awards are based on metrics that were chosen by the HR and Compensation Committee in the preceding year. The HR and Compensation Committee also approves annual equity-based long-term incentives based on performance and on other factors discussed below and makes decisions with respect to base salary adjustments.

With respect to the incentive compensation amounts reported for 2021 in the Summary Compensation Table:

•	Annual incentives based on 2021 performance are reported under the “Non-Equity Incentive Plan” column.
•	Annual long-term incentives granted during the year are reported as equity awards under the columns “Stock Awards” and “Option Awards”.

Decisions with respect to base salary adjustments, annual incentive awards under the Management Incentive Plan (MIP), and annual equity grants are discussed below.

Base Salary

Following the HR and Compensation Committee’s annual review of current salaries, previous salary increases, and competitive market data, none of the NEOs received a base salary increase in 2021.

Annual Incentive Award

Each year our Board goes through a rigorous planning and budgeting exercise for the coming fiscal year. One of the outcomes of that exercise is planned financial targets, which are then used by the HR and Compensation Committee to set targets for executive compensation. Huntington’s annual incentive awards under the MIP reflect Company performance over the course of one year on key short-term measures. Each executive has an annual target incentive opportunity under the MIP expressed as a percentage of their annualized base salary. The specific threshold, target, and maximum opportunity for each executive is reflective of the executive’s role and competitive market practice. For 2021, the CEO’s target incentive was equal to 175% of his unadjusted base salary. For the other participating NEOs, the 2021 MIP target was equal to 80% - 115% of annualized base salary. These targets were determined to be market competitive based on Huntington’s asset size and consistent with 2020 targets.

Metrics and Performance. The HR and Compensation Committee considers the appropriate corporate performance metrics for each year based on short-term corporate goals and priorities. To measure 2021 performance, the HR and Compensation Committee, consistent with 2020, again selected the metrics of EPS, operating leverage, and pre-tax pre-provision earnings growth (PTPP Growth). These three performance metrics were chosen from among the list of available criteria under the MIP, and represented key short-term strategic areas of focus intended to support profitable growth and returns. The choice of metrics also reflected a balanced approach to measuring success.

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Annual Incentive Metric	Why We Chose This Metric
EPS	Strong alignment with shareholder value creation
PTPP Growth(1)	A core operating performance indicator and adds a growth component
Operating leverage(1)	Ensures that our incentives are aligned with our commitment to shareholders to grow revenue faster than expenses

(1)	Non-GAAP, see Appendix A to this proxy statement for more information.

For the 2021 plan year our EPS, Operating Leverage, and PTPP Growth targets were each set in January with reference to the annual financial budget, with EPS target initially set at a level slightly lower than the previous year’s plan target but higher than actual performance for 2020. The Operating Leverage target and the PTPP Growth target for 2021 were each set at a level lower than the previous year’s target and actual performance. The lower 2021 targets for Operating Leverage and PTPP Growth reflected challenges such as the continued low-rate lending environment, projected decreases in consumer mortgage activity, and increased investment in technology. Targets were set with reference to internal forecasts at levels deemed to be challenging, but achievable by the HR and Compensation Committee.

For each metric, the HR and Compensation Committee determined a threshold, target and maximum level of achievement based on the Company’s operating plan for 2021, with each performance measure independent of achievement of the other criteria. We interpolate between the threshold, target, and maximum goals to ensure sound incentive compensation arrangements and appropriate pay for performance alignment. MIP funding may range from 25% of target to 200% of target.

Adjustments for Extraordinary Events. In determining whether a performance goal has been met, the HR and Compensation Committee may include or exclude “Extraordinary Events” as defined in the MIP, or any other objective events or occurrences, in either establishing the performance goal based on the qualifying performance criteria or in determining whether the performance goal has been achieved; provided, however, that the HR and Compensation Committee retains the discretion to adjust awards upward or downward based on the HR and Compensation Committee’s evaluation of such events or other factors.

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2021 Performance Awards Results

The Company’s 2021 performance was reviewed in accordance with the MIP and certified by the HR and Compensation Committee in January 2022. Initial performance targets were set at the beginning of the year and did not take into account the impact of the TCF Merger. Prior to the TCF Merger, MIP performance was forecasted at approximately 140% of target. As the forecast was updated to reflect the combined Company, the MIP performance targets were reestablished, and approved by the Committee, maintaining the same pay for performance relationships as previously approved. Consistent with prior years, 2021 performance results were adjusted for “Extraordinary Events,” as defined in the MIP, including the impact of deferred TCF conversion/ acquisition costs, unbudgeted preferred stock dividends, branch and facility consolidation unrelated to the TCF Merger, and MSR hedging as shown below:

Activity Adjusted for	Adjustment to Financial Performance	Rationale for Adjustment
Net MSR Hedging Gains	-$1.6 million	The HR and Compensation Committee has consistently adjusted for MSR hedging (both positively and negatively) over the last five years because this hedging reduces volatility and risk to the organization and the failure to make the adjustment could incentivize greater risk-taking.
Merger-Related Expenses	-$45.9 million	Because certain budgeted merger-related expenses that were expected to be incurred in 2021 will instead be incurred in 2022, the HR and Compensation Committee decreased 2021 results accordingly because these expenses will instead be factored into the 2022 budget. The HR and Compensation Committee believed it was appropriate not to provide financial incentives to delay planned expenditures.
Branch and Facility Consolidation	+$8.6 million	Consistent with prior years, the HR and Compensation Committee adjusted results by eliminating the costs associated with cost-saving branch and facility consolidation unrelated to the TCF Merger.
Newly-Issued Preferred Stock Dividends	+$20.4 million	Huntington issued new preferred stock in 2021 to take advantage of market conditions. The HR and Compensation Committee adjusted the results by the amount of new preferred dividends paid (net of the income received on the proceeds of the offering in 2021) to make the opportunistic issuance neutral to the Company’s 2021 performance.
Net Adjustment	-$18.5 million

Huntington’s performance on each of the three MIP metrics – EPS, Operating Leverage, and Pre-Tax Pre-Provision growth – was above target. As adjusted, MIP performance against the metrics chosen by the Committee was 163.3% of target.

The HR and Compensation Committee maintains the ability to use discretion based on its evaluation of performance and external factors that may impact results. HR and Compensation Committee discretion has historically been applied both positively and negatively. Management recommended that the HR and Compensation Committee apply negative discretion given it had applied positive discretion in the last two years. For 2021, the HR and Compensation Committee applied negative discretion to reduce the final MIP funding from 163.3% of target to 146.2%.

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Compensation of Executive Officers

The table below provides the schedule of metrics and goals that the HR and Compensation Committee approved for 2021, along with the Company’s performance against the goals, as determined by the Committee, and the final approved funding of the plan:

		2021 Performance			Calculated Performance Factor
Metric	Weight	Threshold	Target	Maximum
Adjusted EPS(1)					200%
Adjusted PTPP Earnings Growth(1)					157%
Adjusted Operating Leverage(1)					133%
% of Target	100.0%				163.3%
Final Approved Funding					146.2%

(1)	Non-GAAP, see Appendix A to this proxy statement for more information.

Long-Term Incentive Compensation

Determining LTI Grant Value. The HR and Compensation Committee engaged its independent compensation consultant to assist in developing long-term incentive award ranges based on competitive market practice to serve as guidelines for annual grants. These awards were determined based on a multi-faceted approach that includes Company and individual performance and contributions, retention value of current equity ownership, historical long-term incentive compensation awards and the market-based framework the independent consultant developed. In addition to these factors, when determining award ranges for individual executive officers, the HR and Compensation Committee considers the impact on potential total compensation.

Value Range for Potential Equity Grants

	Percentage of Base Salary
Position	Threshold	Target	Maximum
CEO	212.5%	425.0%	850.0%
CFO; Chief Technology & Operations Officer	107.5%	215.0%	430.0%

Determination of individual LTI Grants. The HR and Compensation Committee independently evaluated the CEO’s performance for the purpose of determining a 2021 long-term incentive award and assessed the competitive pay positioning that would result from the awards to be consistent with our pay-for-performance philosophy.

In determining award values for the other NEOs, the HR and Compensation Committee considered the CEO’s performance assessments for each NEO, as well as additional input from the CEO, and the market guidelines provided by the consultant. Consistent with the Company’s philosophy, the CEO’s evaluation was based on a holistic approach that included individual performance and contributions, retention value of current equity ownership, historical long-term incentive compensation awards, and the market-based framework the independent consultant developed. The HR and Compensation Committee approved awards in 2021 for the NEOs (other than the CEO and Messrs. Shafer and Jones) as recommended by the CEO. Messrs. Shafer and Jones, who joined the Company on June 9, 2021 upon the consummation of the acquisition of TCF, were granted equity awards by TCF prior to joining the Company, and therefore did not receive equity awards from Huntington in 2021.

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LTI Grant Vehicles. For the 2021 annual LTI grants, management proposed, and the HR and Compensation Committee approved, the strategy set forth below.

2021 Long-Term Incentive Program Highlights

Vehicle	% of Total LTI Value		Key Design Features
	CEO	Other NEOs
Performance Share Units (PSUs)

•  Performance Measurement Period: 3 years

•  Performance Measures:

•  Relative Return on Tangible Common Equity (ROTCE)

•  Absolute ROTCE Performance Threshold

•  Up to 20% modifier for new revenue

•  Share Payout Range: : 0-150% of target, potentially up to 180% based on new revenue modifier

Restricted Stock Units (RSUs)			• Vesting: 50% after year 3 and 50% after year 4
Stock Options			• Vesting: 4-year annual pro-rata • Option Term: 10 years

PSUs — Performance Metrics. With assistance from the independent consultant, the HR and Compensation Committee selected ROTCE, the same metric used in 2020, as the metric for the 2021 PSU grant, measured on both a relative and an absolute basis.

Why We Chose ROTCE as the PSU Metric

•  The Company believes ROTCE is a key factor to long-term profitable growth and returns.

•  There is a strong correlation of higher ROTCE to higher valuations for the common stock of publicly traded bank holding companies.

•  The PSU awards are denominated in stock, which provides an inherent tie to share price performance and overall shareholder returns.

The relative ROTCE target is set at the 55th percentile to ensure that target payout is not made unless Huntington’s performance is superior to that of the peer group median. The peer group for relative performance comparisons consists of the 2021 benchmarking peers as discussed under Market Referencing below. In addition, a minimum three-year average absolute ROTCE of 6% must be achieved to receive a payout. Payout is subject to an increase of up to 20% for revenue earned incremental to the budget from new sources intended to create shareholder value but not envisioned in the then-current strategic initiatives when the PSU was granted. Sources of new, unplanned revenue include new lines of business, new product innovation, and newly developed strategic partnerships. New, unplanned revenue will be measured cumulatively over the three-year PSU cycle.

As reflected in the table below, the HR and Compensation Committee determined a threshold, target, and maximum level of relative achievement for the three-year performance cycle, along with an absolute performance threshold. In calculating performance to determine whether a performance goal has been achieved, the HR and Compensation Committee will adjust for “Extraordinary Events,” as defined in the 2018 Long-Term Incentive Plan.

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PSU Metric	Threshold	Target	Maximum
Relative ROTCE	30th Percentile	55th Percentile	70th Percentile
Absolute ROTCE — Performance Threshold	6.00%	—	—

ROTCE results are measured annually, adjusted for significant items by utilizing S&P Core ROTCE data for all companies, and averaged using year-end reported amounts. The range of potential payouts, 0% to 150% of the target number of share units (not inclusive of the new revenue modifier), was consistent with the design of PSUs awarded in 2020, and determined to be within competitive market practice, and reasonable from an annual share run rate and dilution perspective. With the potential adjustment for new revenue, the maximum awards could reach 180% of target (150% x 120% = 180%).

Benefits

Executive officers participate in the same broad-based benefit programs generally available to all colleagues. A limited number of additional benefits are offered to executive officers and certain other officers, and are designed to represent a modest portion of total compensation. Following is a list of additional benefits and compensation elements offered to executive officers during 2021.

Deferred Compensation: Our Executive Deferred Compensation Plan, a non-qualified plan, provides a vehicle for participants to defer receipt of cash or stock until a later date. For 2021, Mr. Shafer and Mr. Jones participated in the TCF Financial Corporation Deferred Compensation Plan, a nonqualified plan which we assumed upon consummation of the TCF Merger, during 2021. These plans are discussed in more detail following the Nonqualified Deferred Compensation 2021 table below.

Perquisites: Huntington utilizes a very limited number of perquisites representing a small component of compensation. For the CEO, we provide security monitoring of his personal residence, and use of our cars and drivers and a corporate aircraft for security, personal safety, and efficiency. In limited circumstances, personal usage of corporate aircraft by other executive officers may be permitted subject to approval by the CEO. Personal use of the corporate aircraft is in accordance with Huntington’s Aircraft Usage Policy, and the value of personal use of corporate aircraft is included in the income of the user pursuant to IRS rules and regulations. We also provide relocation benefits to senior level colleagues to facilitate transition when moving their residence to a new work location.

Employment Agreement: Only one executive officer, our CEO, has an employment agreement with us, which is described under “Mr. Steinour’s Employment Agreement” below.

Severance Arrangements: Huntington has change-in-control agreements, referred to as Executive Agreements, with each of our NEOs except for Mr. Jones. The objectives of the Executive Agreements are to provide severance protections for the NEOs in the event of a qualifying termination of employment in connection with a change-in-control of Huntington and to encourage their continued employment in the event of any actual or threatened change-in-control of Huntington. The Executive Agreements are further described under “Payments upon Termination of Employment or Change in Control” below.

Retention Letters: Messrs. Shafer and Jones each have a Retention Letter entered into in connection with the TCF Merger. These Retention Letters are described under “Mr. Shafer’s and Mr. Jones’ Retention Letters” below.

(Frozen) Supplemental Pension: Mr. Steinour is a participant in the frozen pension plan and a frozen supplemental defined benefit plan (both were frozen on December 31, 2013). These plans are further discussed under the Pension Benefits 2021 table below.

(Frozen) Supplemental Savings: Messrs. Steinour and Heller were eligible for, and participated in a supplemental defined contribution plan that was frozen on December 31, 2019. This plan is further discussed following the Nonqualified Deferred Compensation 2021 table below.

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2021 Compensation Decisions for each Named Executive Officer

In addition to rewarding executives for achievement of financial goals, the HR and Compensation Committee applies its discretion to reinforce behaviors and values that contribute to the Company’s long-term success. When evaluating base salary increases, adjusting MIP awards for business segment and individual performance, and determining the amount of long-term incentive compensation awards, the CEO and HR and Compensation Committee considered the performance of each executive under the following common factors:

Further, the HR and Compensation Committee differentiated compensation for the NEOs other than the CEO by taking into consideration the CEO’s evaluation of each executive’s performance, role, and relative contribution to overall Company performance. Although there were no predetermined quantifiable goals against which business unit and individual performance were evaluated independently for purposes of determining compensation, highlights of the specific 2021 individual and business unit performance considered by the HR and Compensation Committee for each NEO are set forth below.

Common Performance Factors:

• Financial and operating results

• People, culture, and DEI

• Risk management and key metrics

• Strategic planning and execution

• Continuous improvement

• Customers, community, and stakeholder relations

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Compensation of Executive Officers

Stephen D. Steinour	2021 Compensation Decisions
Chairman, President and Chief Executive Officer	Base Salary Increase	N/A
	MIP
	Target Opportunity	$1,925,000
	MIP Award	$2,800,000
	LTI
	Target Opportunity	$4,675,000
	LTI Award	$5,250,000

In determining appropriate compensation for Mr. Steinour, the HR and Compensation Committee considered the following significant 2021 accomplishments:

Strong financial performance in a challenging environment

•   Grew 2021 revenue to $6.0 billion from $4.8 billion in 2020, an increase of 24%.

•   Increased total assets to $174 billion as of December 31, 2021 compared to $123 billion as of December 31, 2020.

•   Increased December 31, 2021 period-end deposits 45% to $143.3 billion compared to December 31, 2020.

•   Increased period-end total net loans and leases 37% year-over-year.

•   Declared $826 million of cash dividends on common shares.

Strong Leadership

•   Executed on strategic plan for building the leading People-First, Digitally Powered Bank, with focused investment in customer experience, product differentiation, and key growth initiatives.

•   Led integration of TCF Financial Corporation into Huntington to create a top 10 U.S. regional bank.

•   Adopted a Social Equity Colleague Plan to focus on culture and inclusion, development and career enhancement, and talent experience.

•   Provided leadership and support for the creation of Huntington’s new $40 billion Community Plan focused on promoting racial and social equity through home and consumer lending, developing small businesses and communities through lending and investing.

•   Set the tone at the top to create a workplace that is welcoming, inclusive, and respectful to all as shown by the diversity of newly-hired and promoted colleagues, the diversity of our Executive Leadership Team (of whom 50% are diverse in terms of gender, race, or ethnicity) and by Huntington receiving numerous awards recognizing its commitment to creating a diverse and inclusive working environment. See the inside of the back cover for a list of 2021 awards and recognitions.

•   Signed the CEO Action for Diversity & Inclusion, the largest CEO-driven business commitment to advance diversity and inclusion in the workplace by cultivating a trusting environment where all ideas are welcome and employees feel comfortable and empowered to discuss diversity and inclusion initiatives. Over 2,000 CEOs and Presidents have pledged to support a more inclusive workplace for employees, communities, and society at large.

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Zachary J.	2021 Compensation Decisions
Wasserman Chief Financial Officer	Base Salary Increase	N/A
	MIP
	Target Opportunity	$718,750
	MIP Award	$1,150,000
	LTI
	Target Opportunity	$1,343,750
	LTI Award	$1,600,000

In determining appropriate compensation for Mr. Wasserman, the HR and Compensation Committee considered the following significant 2021 accomplishments:

Strong financial performance in a challenging environment

•   Grew 2021 revenue to $6.0 billion from $4.8 billion in 2020, an increase of 24%.

•   Increased total assets to $174 billion as of December 31, 2021 compared to $123 billion as of December 31, 2020.

•   Increased period-end deposits 45% year-over-year.

•   Increased period-end total net loans and leases 37% year-over-year.

•   Declared $826 million of cash dividends on common shares and repurchased $650 million of common stock.

Strong Leadership

•   Co-led the successful integration of the TCF acquisition, framing the roadmap for value creation through efficiency and new growth opportunities, driving organizational and product alignment, and executing on numerous financial management elements of the transaction.

•   Instrumental in development of our strategic plan and ongoing initiative management to build the nation’s leading People-First, Digitally-Powered Bank, with focused investment in digital capabilities, customer experience, product differentiation, and key growth priorities.

•   Provided significant leadership to Huntington’s innovation initiatives, partnerships, and internal new venture development to enhance our products and distribution capabilities and define business approaches to emerging growth areas.

•   Led significant investor engagement during 2021, including attendance at six investor conferences, leveraging both virtual and in-person engagements and holding highly productive meetings with over 250 institutional investors.

•   Set strong tone at the top promoting Huntington’s DEI initiatives, including serving as executive sponsor for the LGBTA Business Resource Group.

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Compensation of Executive Officers

Thomas C. Shafer	2021 Compensation Decisions
Commercial Banking Co-President (former CEO of TCF Bank)	Base Salary Increase	N/A
	MIP
	Target Opportunity	$724,500
	MIP Award	$1,000,000
	Retention Award	$7,350,000
	LTI
	Target Opportunity	$–
	LTI Award	$–

Mr. Shafer did not receive a Huntington LTI award in 2021 because he joined Huntington upon the consummation of the TCF Merger, and Mr. Shafer had already received an equity award from TCF in 2021. Prior to the TCF Merger, Mr. Shafer was party to an Amended and Restated Employment Agreement with TCF Financial Corporation (the “Shafer Agreement”) that would have entitled Mr. Shafer to certain payments under the circumstances described therein. In full satisfaction of the obligations to Mr. Shafer under the Shafer Agreement, Huntington entered into a Retention Letter with Mr. Shafer that provided for a retention award in the amount of $7,350,000. The Retention Letter is further described under “Mr. Shafer’s and Mr. Jones’ Retention Letters” below.

In determining appropriate compensation for Mr. Shafer, the HR and Compensation Committee considered the following significant 2021 accomplishments

•   Instrumental in driving the integration of TCF’s commercial banking organization into Huntington Commercial Banking.

•   Provided strong leadership in retaining TCF talent while attracting new talent to Huntington to leverage Huntington’s size and scale in new markets.

•   Set strong tone at the top promoting Huntington’s DEI initiatives, including serving as executive Sponsor for the Emerging Professionals Business Resources Group.

•   Played a leading role in updating the Huntington strategic plan to incorporate TCF product lines and markets and capitalize on increased scale.

•   Co-led Commercial Banking to record organic production following the TCF acquisition.

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Michael S. Jones	2021 Compensation Decisions
Chair, Minnesota and Colorado (former President and Chief Operating Officer of TCF Bank)	Base Salary Increase	N/A
	MIP
	Target Opportunity	$480,000
	MIP Award	$750,000
	Retention Award	$2,817,795
	LTI
	Target Opportunity	$–
	LTI Award	$–

Mr. Jones did not receive a Huntington LTI award in 2021 because he joined Huntington upon the consummation of the TCF Merger, and Mr. Jones had already received an equity award from TCF in 2021. Prior to the TCF Merger, Mr. Jones was party to an Amended and Restated Employment Agreement with TCF Financial Corporation (the “Jones Agreement”) that would have entitled Mr. Jones to certain payments under the circumstances described therein. In full satisfaction of the obligations to Mr. Jones under the Jones Agreement, Huntington entered into a Retention Letter with Mr. Jones that provided for a retention award in the amount of $2,817,795. The Retention Letter is further described under “Mr. Shafer’s and Mr. Jones’ Retention Letters” below.

In determining appropriate compensation for Mr. Jones, the HR and Compensation Committee considered the following significant 2021 accomplishments:

•   Led the integration of TCF colleagues in Minnesota and Colorado, including introducing them to the Huntington Purpose, Vision, and Strategy.

•   Provided strong leadership in the customer integration in the Minnesota and Colorado markets, including introducing the full breadth of Huntington products and solutions.

•   Expanded Minnesota and Colorado Wealth Management, Business Banking, and Commercial Banking segments through hiring and training with a focus on diverse candidates.

•   Set strong tone at the top promoting Huntington’s DEI initiatives, including serving as executive sponsor of our Green Team Business Resource Group.

•   Led the establishment of a transformation office to improve end-to-end customer and colleague processes in order to accelerate Huntington growth.

•   Worked with community leaders regarding the Huntington Community Development Plan related to the Minnesota and Colorado markets.

•   Actively engaged in bringing First Independence Bank to the Twin Cities as the first Black-owned bank serving the Minnesota market.

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Compensation of Executive Officers

Paul G. Heller	2021 Compensation Decisions
Chief Technology and Operations Officer	Base Salary Increase	N/A
	MIP
	Target Opportunity	$718,750
	MIP Award	$1,250,000
	LTI
	Target Opportunity	$1,343,750
	LTI Award	$2,000,000

In determining appropriate compensation for Mr. Heller, the HR and Compensation Committee considered the following significant 2021 accomplishments:

•   Provided strong leadership to achieve the successful systems conversion for the acquisition of TCF Bank technology platforms.

•   Further enhanced information security with new security technologies and capabilities.

•   Launched new products aligned with our Fair Play philosophy including Standby Cash, Early Pay, and Return Item Grace.

•   Implemented significant digital enhancements, including providing leadership for the Commercial Digital Transformation, enabling real-time payments for Commercial Banking customers, improving origination, customer relationship deepening, and banker engagement capabilities.

•   Led Huntington’s technology development and support, resulting in Huntington being ranked highest among regional banks in J.D. Power’s 2021 U.S. banking Mobile App satisfaction for the third year in a row and tying for second in J.D. Power top call center in peer group.

•   Set strong tone at the top promoting Huntington’s DEI initiatives, including neurodiverse talent programs, our ELEVATE diverse hiring program, and supplier diversity.

•   Chaired Huntington’s Pelotonia engagement, achieving $2.95 million in donations for the grass roots effort to raise cancer research funds.

•   Active community leadership with board participation at COSI, Catholic Social Services, and Smart Cities.

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Recently Completed PSU Performance Cycles

2018 - 2020 Cycle. In April 2021, the HR and Compensation Committee determined the final award values for the PSU awards granted in 2018, which had a three-year performance cycle that ended on December 31, 2020. These awards were settled in shares of Huntington stock. The metric for this cycle was three-year relative ROTCE targeted at the 55th percentile performance for the selected peer group, subject to a minimum absolute ROTCE of 6%, adjusted for significant items by utilizing S&P Core ROTCE data for all companies. During the period January 1, 2018 through December 31, 2020, relative ROTCE was above maximum performance, with absolute adjusted ROTCE at 16.03%.

2018 – 2020 Cycle (January 1, 2018 through December 31, 2020)

Metric	Target	Result
Relative ROTCE	55th percentile performance for the selected peer group	81.2 percentile
Absolute ROTCE – Performance Threshold	6%	16.03%
	Final Award	150% of target

2019 - 2021 Cycle. December 31, 2021 marked the end of the three-year performance cycle for PSU awards granted in 2019. The HR and Compensation Committee expects to certify the results and determine the final values for these PSU awards in April 2022. The metric for this cycle was relative ROTCE targeted at the 55th percentile performance for the selected peer group with a minimum average absolute ROTCE of 6% required for payout, all adjusted for significant items by utilizing S&P Core ROTCE data for all companies.

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Compensation of Executive Officers

Executive Compensation Decision-Making Process

Who is Involved in Compensation Design and Decisions

Role of HR and Compensation Committee	Role of Management	Role of Compensation Consultant

●  The HR and Compensation Committee provides independent oversight of our executive compensation.

●  The HR and Compensation Committee develops and approves our executive compensation with input from our management and the independent compensation consultant.

●  From time to time, the HR and Compensation Committee consults with other committees of the Board and may obtain the approval of the full Board with respect to certain executive and director compensation matters.

●  Our management provides information and may make recommendations to the HR and Compensation Committee with respect to the amount and form of executive compensation.

●  Our CEO, CFO, and CHRO make recommendations to the HR and Compensation Committee when it sets specific financial measures and goals for determining incentive compensation.

●  Our CEO and CHRO provide input and make recommendations to the HR and Compensation Committee regarding the performance and compensation of the CEO’s direct reports, which include the NEOs.

●  The CEO and CHRO consult in advance with the chairs of the respective Board committees regarding recommendations for key control positions.

●  The CEO does not make recommendations to the HR and Compensation Committee regarding his own compensation, other than requests in certain years that the HR and Compensation Committee defer consideration of a base salary or target incentive increase for him.

●  The HR and Compensation Committee has engaged an independent compensation consultant, Pearl Meyer, to provide advice with respect to the amount and form of executive and director compensation.

●  Services provided by the compensation consultant during 2021 included:

●  review of our selected peer group,

●  benchmarking compensation and performance,

●  establishing total compensation guidelines, including targets for short and long-term incentive plans, and modeling payouts under various performance scenarios,

●  review of, and recommendations for changes to, the director compensation program, and

●  research and presentation of market trends and practices related to incentive plan design and other executive compensation-related programs.

Independent Compensation Consultant

The HR and Compensation Committee engaged Pearl Meyer, an independent compensation consulting firm, to provide advisory services related to executive and Director compensation. The individual consultant managing the relationship with Huntington (the compensation consultant) reports directly to the HR and Compensation Committee and is evaluated by the HR and Compensation Committee on an annual basis.

The compensation consultant is available as needed for expert guidance and support, provides updates on emerging trends and best practices, and regularly attends meetings of the HR and Compensation Committee. Services provided by the compensation consultant during 2021 included reviewing our selected peer group, benchmarking compensation and performance, and establishing total compensation guidelines, including targets for short and long-term incentive plans, and modeling payouts under various performance scenarios. During 2021

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Compensation of Executive Officers

the compensation consultant did not provide any services other than advice and recommendations related to executive and director compensation.

The HR and Compensation Committee has received representations from the compensation consultant with respect to independence, including with respect to: the fees received by the compensation consulting firm from Huntington as a percentage of total revenue of the consulting firm; the policies or procedures maintained by the compensation consulting firm designed to prevent a conflict of interest; any business or personal relationship between the compensation consultant and any HR and Compensation Committee member; any business or personal relationship between the compensation consultant and our executive officers; and any Huntington stock owned by the compensation consultant. Based on review of these representations and the services provided by the compensation consultant, the HR and Compensation Committee has determined that the compensation consultant is independent and that the consultant’s work has not created any conflicts of interest.

Procedures for Determining Executive Compensation

Although the HR and Compensation Committee makes independent determinations on all matters related to compensation of executive officers, certain members of management are requested to attend committee meetings and provide input to the HR and Compensation Committee. Input may be sought from the CEO, Human Resources, Legal, Finance, and Risk Management colleagues and others as needed to ensure the HR and Compensation Committee has the information and perspective it needs to carry out its duties. In particular, the HR and Compensation Committee will seek input from the CEO on matters relating to strategic objectives, Company performance goals, and input on his assessment of the other executive officers. The CHRO and representatives of Human Resources work with the Chair of the HR and Compensation Committee to ensure they have the background, information, and data needed to facilitate meetings. The HR and Compensation Committee also receives updates from the CFO and other members of executive management throughout the year as appropriate.

The HR and Compensation Committee also meets with representatives of the Audit Committee and Risk Oversight Committee as appropriate in making determinations. The Chair of the Audit Committee is consulted when the HR and Compensation Committee certifies Company performance against the established incentive plan performance goals.

The HR and Compensation Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the HR and Compensation Committee, or, if provided for in the terms of a particular compensation plan, to a management committee in accordance with the terms of such plan. The HR and Compensation Committee delegates some responsibilities to management to assist in development of design considerations, with permission to work with the HR and Compensation Committee’s compensation consultant to develop proposals for the HR and Compensation Committee’s consideration. The HR and Compensation Committee may not, however, delegate the determination of compensation for executive officers to management. From time to time, the HR and Compensation Committee may obtain the approval of the Board with respect to certain executive and Director compensation matters.

The HR and Compensation Committee takes risk into account when determining compensation and supports an executive compensation philosophy that balances risk and reward with a mix of base pay, short-term incentives, and long-term incentives, with greater emphasis on long-term incentives. The HR and Compensation Committee’s role in the oversight of incentive compensation risk is discussed under The Board’s Role in Risk Oversight above.

Market Referencing

The HR and Compensation Committee regularly reviews peer and industry information concerning levels of compensation and performance as a competitive frame of reference. The HR and Compensation Committee uses this information and analysis as a benchmarking reference for setting pay opportunities and making pay decisions, such as changes to base salaries, annual incentive awards, and long-term incentive grants. A key source of information is a peer group of regional banks similar to Huntington in terms of size and business model.

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Compensation of Executive Officers

The peer banks are reviewed each year using an objective process recommended by the independent compensation consultant and approved by the HR and Compensation Committee. The process begins with the selection of U.S. based publicly traded commercial banks considering asset size as of the prior year-end. A number of banks with relevant asset size are eliminated due to significant differences in business model, including international presence or focus, or a focus on different services.

At the recommendation of the independent compensation consultant, the HR and Compensation Committee selected banks with asset sizes between 0.25x and 4.0x of the Company’s current asset size (approximately $40 billion to $675 billion), excluding banks that are non-commercial, distressed, or have significant business differences. For 2021, this resulted in the HR and Compensation Committee removing People’s United Financial, Inc. and adding U.S. Bancorp to the peer group. CIT Group Inc. was also excluded due to its pending acquisition by First Citizens BancShares. The resulting group consisted of eleven bank holding companies; six larger and five smaller, positioning Huntington slightly below the median for asset size. The HR and Compensation Committee chose the eleven peers to represent the most appropriate market comparators for Huntington in terms of industry and size. The independent compensation consultant also provided the HR and Compensation Committee with industry analysis reflective of Huntington’s size and business profile as appropriate to supplement the peer group data. This included utilizing size-adjusted comparisons representing data from companies that fell closest to our asset size.

Set forth below are the peers utilized for 2021 and the changes made from the 2020 peer group.

The HR and Compensation Committee also relied on the independent compensation consultant to provide a broader industry perspective of emerging trends and best practices. Among the peer and industry data considered in 2021 were three-year total shareholder return relative to peers, three-year relative performance in incentive measures and realizable pay over the prior three years relative to peers. With the assistance of the independent compensation consultant, the HR and Compensation Committee performs a pay and performance analysis on an annual basis to review the appropriateness of the Company’s executive compensation program.

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Compensation of Executive Officers

2021 Total Shareholder Return of Huntington and Peers

Other Policies & Practices

Stock Ownership Requirements

To reinforce the importance of stock ownership to the Company’s compensation philosophy, the HR and Compensation Committee has imposed ownership requirements since 2006. Executive officers subject to the policy are required to meet and maintain a dollar value of ownership based on a multiple of salary. The officer’s current base salary is multiplied by their assigned multiple and compared to current holdings, valued based on a 30-day average closing stock price. Executive officers generally have five years to meet their ownership levels and thereafter must continue to meet the requirements on an on-going basis. The HR and Compensation Committee may permit a discretionary hardship exemption from the ownership requirements, on a case-by-case basis. As of January 31, 2022, each NEO who has served at least five years meets the guidelines. In addition to the NEOs listed below, stock ownership requirements extend to approximately 75 additional executives.

NEO Ownership Compared to Guidelines

Executive	Multiple	Ownership Guideline	Market Value of Shares Owned(1)
Steinour	10X	$11,000,000	$101,284,897
Wasserman	3X	1,875,000	1,737,438
Shafer	3X	1,890,000	7,737,870
Jones	3X	1,800,000	5,997,020
Heller	3X	1,875,000	5,762,195
(1)	Value of shares owned as reported in this column is based on the closing price of a share of Huntington common stock on January 31, 2022 ($15.06). Shares that count toward the share ownership requirement include unvested time-based RSUs and shares held in Huntington benefit plans, but do not include unexercised stock options or unvested PSUs.

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Compensation of Executive Officers

Hedging & Pledging Prohibition

The HR and Compensation Committee has a policy prohibiting hedging and pledging activity in equity securities of Huntington. The policy applies to Huntington’s directors, executive officers, other members of Huntington’s executive leadership team, and other officers subject to Section 16 of the Securities Exchange Act. The hedging and pledging prohibitions apply with respect to any interests in Huntington securities owned by the covered persons, directly or indirectly, whether granted by Huntington as compensation or otherwise acquired and held. Prohibited hedging activity includes using financial instruments (including, but not limited to, prepaid variable forward contracts, equity swaps, collars, options, and exchange funds) or otherwise engaging in transactions that are designed to, or have the effect of, hedging or offsetting any decrease in the market value of Huntington securities. Huntington equity securities may not be pledged as collateral for a loan or held in a margin account.

Annual Long-Term Incentive Award Grant Practices

The 2018 Long-Term Incentive Plan permits the HR and Compensation Committee to designate a grant date effective following the date of its action. The HR and Compensation Committee has adopted a practice of granting equity awards on a pre-established date to avoid any appearance of coordination with the release of material non-public information. From 2012 to 2020 we granted our annual long-term incentive awards effective May 1 each year. Commencing in 2021, we began granting our annual long-term incentive awards in March in order to improve the incentive-setting process and better align with peers. The exercise price for each stock option award is equal to the fair market value of a share of common stock on the grant date. Under the Company’s stock plan, fair market value is generally defined as the closing price on the applicable date. We prohibit the repricing of stock options.

Recoupment of Incentive Compensation

We have multiple overlapping ways to hold our colleagues, including our NEOs, accountable and recover compensation. These include (i) terms of our 2018 Long-Term Incentive Plan, (ii) terms of our Annual Incentive Plan, (iii) our Recoupment Policy, (iv) the Sarbanes-Oxley Act, and (v) the Dodd-Frank Act. The following types of incentive compensation are subject to recoupment:

●	any bonus or other cash incentive payment, including commissions, previously paid or payable, and
●	any equity compensation, vested or unvested (including without limitation, performance shares and performance share units, restricted stock and restricted stock units and stock options), and net proceeds of any exercised or vested equity awards.

Tool	Compensation Covered	Conduct Covered	Consequence
Long-Term Incentive Compensation	All equity awards made under the 2018 Long-Term Incentive Plan, except following a change in control.	A serious breach of conduct or solicitation of customers or potential customers with whom the participant had contact during the participant’s employment with us.	Termination of any outstanding vested or unvested award in whole or in part, or repayment of any benefit received if such conduct or activity occurs within three years following the exercise or payment of an award, and awards may be forfeited upon termination of employment for cause.

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Annual Incentive Compensation	Awards made under the Annual Incentive Plan.	Restatement of financial statements because of a material financial reporting violation, or taking of unnecessary or excessive risk, manipulation of earnings, or engaging in any misconduct described in the Recoupment Policy.	Repayment of any amount previously paid in excess of what would have been paid under the restated financial statements or such other amount in accordance with the Dodd-Frank Act, and potential termination of the participant’s participation in the plan in accordance with the Recoupment Policy.
Recoupment Policy (Misconduct or Performance)	Any bonus or other cash incentive payment, including commissions, previously paid or payable and any equity compensation, vested or unvested, and net proceeds of any exercised or vested equity awards.

Misconduct, including fraud, intentional misconduct, gross negligence, or manipulation of earnings; and

Performance, including taking of excessive risk outside the bounds of the Company’s risk governance structure.

Potential reimbursement or forfeiture of incentive compensation.
Recoupment Policy (Restatement of Financials)	Any bonus or other cash incentive payment, including commissions, previously paid or payable and any equity compensation, vested or unvested, and net proceeds of any exercised or vested equity awards.	Restatement caused by gross negligence, intentional misconduct, or fraud.	Potential repayment of all or a portion or of any incentive compensation paid based on results that were restated if it would have been less had the financial statements been correct.
Sarbanes- Oxley Act	Incentive compensation paid to the CEO and CFO only within the 12-month period following the release of financial information that subsequently was restated.	Misconduct resulting in required restatement of any financial reporting required under securities laws.	Reimbursement of bonus, incentive-based or equity-based compensation received within the 12-month period following the public release of financial information that was restated.
Dodd-Frank Act	Incentive compensation during the three-year period preceding the date on which the restatement is required from any current or former executive officers or any other individual specified in the Dodd-Frank Act.	Restatement of any Company financial statements because of a material financial reporting violation.	Recovery of the amount in excess of the incentive compensation payable under the Company’s restated financial statements.

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Compensation of Executive Officers

Recoupment Disclosure

During 2021, we did not take any action to recover any incentive compensation from any of our NEOs or other executives.

Tax & Accounting Considerations

Section 162(m) of the Internal Revenue Code limits the tax deductibility of compensation for certain executive officers that is more than $1 million. The HR and Compensation Committee continues to have the flexibility to pay non-deductible compensation if it believes it is in the best interests of the Company. Huntington also takes into consideration Internal Revenue Code Section 409A with respect to nonqualified deferred compensation programs, and ASC 718, “Compensation - Stock Compensation” in administering its equity compensation program.

Report of the HR and Compensation Committee

The HR and Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on this review and discussion, the HR and Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in Huntington’s proxy statement for its 2022 annual meeting of shareholders.

Submitted by the HR and Compensation Committee

Robert S. Cubbin, Chair	Steven G. Elliott	Gina D. France	J. Michael Hochschwender	Kenneth J. Phelan

Compensation Committee Interlocks and Insider Participation

We have no compensation committee interlocks. In addition, no member of the HR and Compensation Committee has served as one of our officers or colleagues.

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Executive Compensation Tables

Summary Compensation 2021

The following table sets forth the compensation paid by us and by our subsidiaries for each of the last three fiscal years ended December 31, 2021, to our principal executive officer, principal financial officer, and the three other most highly compensated executive officers serving at the end of 2021.

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)(8)	Total ($)
Stephen D. Steinour Chairman, President and CEO	2021	1,098,106	—	3,937,478	1,312,498	2,800,000	—	471,096	9,619,178
	2020	1,037,500	—	3,374,995	1,125,000	1,830,000	203,536	436,651	8,007,682
	2019	1,100,000	—	3,374,985	1,125,000	1,425,000	196,578	267,122	7,488,685
Zachary J. Wasserman Chief Financial Officer Senior Executive Vice President	2021	625,000	50,000	1,199,986	400,000	1,150,000	—	15,417	3,440,403
	2020	625,000	1,500,000	937,489	312,499	725,000	—	69,587	4,169,575
	2019	72,115	—	1,649,999	—	775,000	—	125,976	1,848,090
Thomas C. Shafer	2021	353,736(9)	7,350,000	—	—	1,000,000	—	4,031	8,707,767
Co-President, Commercial Banking Senior Executive Vice President
Michael S. Jones Chair, Minnesota and Colorado, Senior Executive Vice President	2021	330,542(9)	2,817,795	—	—	750,000	—	13,045	3,911,382

Paul G. Heller Chief Technology & Operations Officer, Senior Executive Vice President	2021	625,000	—	1,499,991	499,997	1,250,000	—	8,545	3,883,533
	2020	625,000	—	1,124,992	374,999	750,000	—	10,445	2,885,436
	2019	625,000	—	1,012,481	337,499	650,000	—	40,837	2,665,817

(1)	Mr. Steinour also serves as President and CEO of Huntington Bank, and served as Chairman of Huntington Bank until the TCF Merger. Mr. Wasserman joined Huntington as CFO on November 4, 2019. Messrs. Shafer and Jones joined Huntington on June 9, 2021, in connection with the TCF Merger.
(2)	In connection with Mr. Wasserman joining Huntington in 2019, Mr. Wasserman received a signing bonus of $1,500,000 payable in January 2020, and a three-year cash payment of $50,000 per year commencing in May 2021 to compensate him for certain cash and equity payments and benefits which he forfeited due to accepting employment with Huntington. In connection with the TCF Merger, Mr. Shafer received a cash retention bonus in the amount of $7,350,000 pursuant to his Retention Letter, $3,540,417 of which was paid out directly and $3,809,583 of which was credited to the EDCP. Mr. Jones received a cash retention bonus in the amount of $2,817,795 pursuant to his Retention Letter, $1,577,969 of which was paid out directly and $1,239,826 of which was credited to the EDCP.

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(3)	The amounts in this column are the grant date fair values of awards of RSUs and PSUs determined for accounting purposes in accordance with FASB ASC Topic 718. The PSUs are valued at target. The assumptions made in the valuation are discussed in Note 16 “Share-Based Compensation” of the Notes to Consolidated Financial Statements for our financial statements for the year ended December 31, 2021. The grant date fair value of the 2021 awards is set forth below.

	Time-Vesting RSUs	Performance-Based PSUs (Target)	Total Stock Awards
Stephen D. Steinour	$1,049,992	$2,887,486	$3,937,478
Zachary J. Wasserman	399,990	799,996	1,199,986
Thomas C. Shafer	—	—	—
Michael S. Jones	—	—	—
Paul G. Heller	499,992	999,999	1,499,991

The grant date fair value of the PSUs awarded in 2021, assuming the highest level of performance, is set forth below.

Dollar Value of PSUs at Maximum Performance
Stephen D. Steinour	$5,197,474
Zachary J. Wasserman	1,439,993
Thomas C. Shafer	—
Michael S. Jones	—
Paul G. Heller	1,799,998

Amounts reported for Messrs. Shafer and Jones do not include the value of equity awards granted by TCF prior to the TCF Merger in June 2021 that were converted into Huntington RSUs in connection with the TCF Merger; such grants were in the following amounts: Mr. Shafer - $3,000,010 and Mr. Jones - $831,240, valued at a grant date fair value.

(4)	The amounts in this column are the grant date fair values of awards of stock options determined for accounting purposes in accordance with FASB ASC Topic 718. The assumptions made in the valuation are discussed in Note 16 “Share-Based Compensation” of the Notes to Consolidated Financial Statements for the year ended December 31, 2021. The following table presents the assumptions used in the option pricing model for the 2021 option awards granted on March 26, 2021.

Risk-Free Interest Rate	1.25%
Expected Volatility	36.91%
Expected Term	6.5 Years
Expected Dividend Yield	3.73%

(5)	The amounts in this column are annual cash incentive awards earned under the MIP for 2021.
(6)	The amount in this column for the 2021 fiscal year represents the change in the actuarial present value of accumulated benefit from December 31, 2020 to December 31, 2021, under two defined benefit pension plans: the Retirement Plan and the Supplemental Retirement Income Plan, referred to as the SRIP. These plans were closed to new hires after December 31, 2009 and were frozen as of December 31, 2013. Benefits are based on levels of compensation and years of credited service as of December 31, 2013. The valuation method used to determine the present values, and all material assumptions applied, are discussed in Note 17 “Benefit Plans” of the Notes to Consolidated Financial Statements for the fiscal year ended December 31, 2021. The change in present value for Mr. Steinour under each plan is detailed below. None of the other NEOs are eligible to participate in these plans, as they began their employment after participation was closed to new hires. Additional detail about these plans is set forth in the discussion following the table of Pension Benefits 2021 below. There were no above-market or preferential earnings on non-qualified deferred compensation.

	Change in Present Value Retirement Plan ($)	Change in Present Value SRIP ($)	Total Change in Present Value ($)
Stephen D. Steinour	12,504	(32,001)	(19,497)

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(7)	All other compensation as reported in this column includes: our contributions to the Huntington 401(k) Plan (a defined contribution plan) and the TCF Deferred Compensation Plan; benefits paid to Mr. Jones under the TCF Supplemental Plan; perquisites and personal benefits valued at incremental cost to us; and premiums for group term life insurance. These amounts are detailed below.

	Amounts Contributed to 401(k) Plan ($)	Amounts Contributed by Huntington to TCF Deferred Compensation Plan ($)	Benefits paid by Huntington Pursuant to TCF Supplemental Plan ($)	Perquisites and Personal Benefits ($)	Group Term Life Insurance ($)	Total All Other Compensation ($)
Stephen D. Steinour	8,000	—	—	462,551	545	471,096
Zachary J. Wasserman	8,000	—	—	6,872	545	15,417
Thomas C. Shafer	—	3,583	—	—	448	4,031
Michael S. Jones	—	813	11,784	—	448	13,045
Paul G. Heller	8,000	—	—	—	545	8,545
(8)	In the ordinary course of business, Huntington maintains a number of automobiles and has access to a corporate aircraft as needed to provide efficient and secure business transportation for senior management. When it is not otherwise needed for business travel, a corporate aircraft may be available to the CEO for personal usage for reasons of security, personal safety, and efficiency. The COVID-19 pandemic heightened personal health and safety concerns contributing to an increased use of the corporate plane by our CEO for personal safety reasons. The amount reported for use of the corporate plane reflects the aggregate incremental cost to Huntington for Mr. Steinour’s personal use of the plane during 2021. The incremental amount was $451,276 based on an hourly rate consisting of variable charges for crew, landing and parking, fuel and oil, radio maintenance and repairs, supplies, and outside services. For efficiency and security, Mr. Steinour is also permitted personal use of automobiles, driven by Huntington security personnel, including for commuting, which permits him to work while traveling. The incremental cost of this usage to Huntington for 2021 was based on a rate per mile for fuel and maintenance and overtime costs for the drivers, totaling $10,727. Other perquisites and personal benefits for Mr. Steinour consisted of security monitoring of his personal residence, totaling $548. Perquisites and personal benefits for Mr. Wasserman consisted of $6,872 of residual relocation expenses.
(9)	Amounts shown for Messrs. Shafer and Jones include wages paid by Huntington from the start of their employment with Huntington on June 9, 2021. Total wages paid by Huntington and TCF for 2021 were $781,236 to Mr. Shafer and $629,792 to Mr. Jones.

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Compensation of Executive Officers

Grants of Plan-Based Awards 2021

The table below sets forth potential opportunities for annual cash incentive awards under the Management Incentive Plan and awards of RSUs, PSUs and stock options for 2021.

		Date of Board or	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Committee Action	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)(3)	Options (#)(4)	Awards ($/Sh)(5)	Awards ($)(6)
Stephen D. Steinour
Annual Incentive			481,250	1,925,000	3,850,000
PSUs	3/26/2021	3/22/2021				89,785	179,570	323,226				2,887,486
Options	3/26/2021	3/22/2021								331,439	16.08	1,312,498
RSUs	3/26/2021	3/22/2021							65,298			1,049,992
Zachary J. Wasserman
Annual Incentive			179,688	718,750	1,437,500
PSUs	3/26/2021	3/22/2021				24,876	49,751	89,552				799,996
Options	3/26/2021	3/22/2021								101,010	16.08	400,000
RSUs	3/26/2021	3/22/2021							24,875			399,990
Thomas C. Shafer
Annual Incentive			181,125	724,500	1,449,000
Michael S. Jones
Annual Incentive			120,000	480,000	960,000
Paul G. Heller
Annual Incentive			179,688	718,750	1,437,500
PSUs	3/26/2021	3/22/2021				31,095	62,189	111,940				999,999
Options	3/26/2021	3/22/2021								126,262	16.08	499,997
RSUs	3/26/2021	3/22/2021							31,094			499,992

(1)	Each of the NEOs participated in the 2021 MIP. Messrs. Shafer and Jones had their payouts set upon the commencement of their employment following the TCF Merger. The award opportunities presented in the table represent the potential payout range based on percentages of salary and threshold, target, and maximum levels of corporate performance. Awards are subject to adjustment for individual and business unit performance and the discretion of the HR and Compensation Committee. Actual awards earned for 2021 are reported in the Summary Compensation Table under the column headed “Non-Equity Incentive Compensation.” The annual incentive plan is further explained in “Executive Compensation Program Features – Compensation Outcomes for 2021 – Annual Incentive Award” in the CD&A of this Proxy Statement.
(2)	Each of the NEOs, except Messrs. Shafer and Jones, received a PSU award in 2021. These columns reflect the potential number of PSUs to be vested upon satisfaction of the applicable performance conditions as of December 31, 2023, at threshold, target, and maximum performance. The vesting is subject to the NEO’s continued service through the vesting date. See “Executive Compensation Program Features – Compensation Outcomes for 2021 – Long-Term Incentive Compensation” in the CD&A of this Proxy Statement for a description of the terms of these awards. Any vested units will convert to shares of our common stock on a one-for-one basis. PSUs that do not vest will be forfeited.
(3)	The HR and Compensation Committee awarded RSUs to each of the NEOs, except Messrs. Shafer and Jones, who each received an equity award from TCF in 2021 prior to the TCF Merger. These RSU awards vest over a period of four years, with 50% of the award vesting on each of the three-year and four-year anniversary of the date of grant. Any vested units will convert to shares of our common stock on a one-for-one basis. RSUs that do not vest will be forfeited.
(4)	The HR and Compensation Committee awarded stock options to each of the NEOs, except Messrs. Shafer and Jones. These stock options vest in four equal annual increments on each of the first four anniversaries of the date of grant.
(5)	Each stock option reported has a per share exercise price equal to the closing price of a share of Huntington common stock on the grant date, as reported on the Nasdaq Stock Market.
(6)	The amounts in this column are the grant date fair values, for accounting purposes, of the awards of PSUs (at target), RSUs, and stock options determined in accordance with FASB ASC Topic 718.

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Compensation of Executive Officers

Outstanding Equity Awards at Fiscal Year-End 2021

The following table sets forth details about the unexercised stock options and unvested awards of RSUs and PSUs, and RSAs for Mr. Jones, held by the NEOs as of December 31, 2021.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options(#) Exercisable(1)	Number of Securities Underlying Unexercised Options(#) Unexercisable(1)	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(13)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have not Yet Vested(#)(14)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have not Vested ($)(14)
Stephen D. Steinour	5/1/2015	277,237		10.89	5/1/2025
	5/1/2016	335,253		10.06	5/1/2026
	5/1/2017	266,903		13.09	5/1/2027
	5/1/2018	363,372	121,124	14.81	5/1/2028	39,775(3)	613,328
	2/28/2019					9,936(3)	153,216
	5/1/2019	294,502	294,503	13.77	5/1/2029	74,072(3)	1,142,188	305,548	4,711,546
	5/1/2020	190,033	570,102	8.57	5/1/2030	113,134(3)	1,744,529	560,016	8,635,454
	3/26/2021		331,439	16.08	3/26/2031	66,601(3)	1,026,984	183,153	2,824,213
Zachary J. Wasserman	11/4/2019					49,098(3)	757,089
	5/1/2020	26,393	158,361	8.57	5/1/2030	39,282(3)	605,735	141,417	2,180,647
	3/26/2021		101,010	16.08	3/26/2031	25,371(3)	391,225	50,744	782,466
Thomas C. Shafer	2/21/2017	21,331	5,336	17.89	2/21/2027	1,936(4)(5)	29,851
	8/9/2017	13,749	3,436	15.64	8/9/2027	1,051(4)(6)	16,199
	2/27/2018					9,830(4)(7)	151,583
	2/25/2019					16,378(4)(8)	252,555
	5/6/2020					87,754(11)	1,353,167
	5/6/2020					37,982(9)	585,682
	2/24/2021					190,011(12)	2,929,970
Michael S. Jones	2/8/2019					8,246(10)	127,153
	5/6/2020					66,770(11)	1,029,593
	5/6/2020					28,902(9)	445,669
	2/24/2021					52,648(12)	811,832
Paul G. Heller	5/1/2016	9,940		10.06	5/1/2026
	5/1/2017	74,733		13.09	5/1/2027
	5/1/2018	101,743	33,915	14.81	5/1/2028	13,921(3)	214,659
	2/28/2019					4,637(3)	71,495
	5/1/2019	88,350	88,351	13.77	5/1/2029	27,776(3)	428,310	83,330	1,284,955
	5/1/2020		190,034	8.57	5/1/2030	47,139(3)	726,886	169,701	2,616,788
	3/26/2021		126,262	16.08	3/26/2031	31,714(3)	489,035	63,430	978,087

(1)	Awards of stock options become exercisable in four equal annual increments from the date of grant, except for Mr. Shafer’s stock option awards, which were issued by TCF and assumed by us as part of the TCF Merger, and become exercisable in five equal annual increments from the date of grant.
(2)	Represents the closing market price of our common stock on the date of the stock option award, except for options granted to Mr. Shafer that represents the closing market price of the TCF common stock on the date of the stock option award, modified as to the price and number of shares of Huntington common stock pursuant to the exchange ratio in the TCF Merger.
(3)	The awards of RSUs granted on May 1 or March 26 vest over a period of four years, with 50% of the award vesting in year three and 50% of the award vesting in year four. Each other award of RSUs reflected in this column awarded to Messrs. Steinour, Wasserman, and Heller (including February 28, 2019 RSUs, granted in partial payment of annual incentive earned under the MIP and Mr. Wasserman’s grant on November 4, 2019 granted in connection with his joining Huntington), vest in three equal increments over a period of three years commencing on the first anniversary of the date of grant. Awards reflect the impact of dividends accrued on the award shares, which are not paid unless and until the awards vest, as applicable.

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(4)	Includes accrued dividend equivalent units from grant date, which are not paid unless and until the awards vest.
(5)	Vested on February 21, 2022.
(6)	Vests on August 9, 2022.
(7)	Vest(ed) in equal 20% increments on February 27, 2019, 2020, 2021, 2022, and 2023.
(8)	Vest(ed) in equal 20% increments on February 25, 2020, 2021, 2022, 2023, and 2024.
(9)	Accrues cash dividends and vest(ed) in equal 25% increments on May 6, 2021, 2022, 2023, and 2024.
(10)	Vested on January 1, 2022.
(11)	Vests on April 30, 2023.
(12)	Accrues cash dividends and vest(ed) in equal 25% increments on March 1, 2022, 2023, 2024, and 2025.
(13)	The market value of the awards of RSUs that have not yet vested was determined by multiplying the closing price of a share of Huntington common stock on December 31, 2021 ($15.42) by the number of units.
(14)	The PSUs reported in these columns will vest subject to achievement of the applicable performance goals as of the end of a three-year performance period. Each PSU is equal to one share of common stock. The number of PSUs and the market value reported were determined on the basis of achieving 150% of target performance goals for the awards granted in 2019, 180% of target performance goals for the awards granted in 2020, and the target performance goals for the awards granted in 2021. The market value of the PSUs was determined by multiplying the closing price of a share of Huntington common stock on December 31, 2021 ($15.42) by the number of units. Performance for the PSUs granted on May 1, 2019 will be determined and certified by the HR and Compensation Committee in April 2022, and reflect the impact of dividend reinvestment.

Option Exercises and Stock Vested 2021

The table below sets forth the number of shares that were acquired upon the exercise of options and the vesting of RSUs in 2021. Also included are shares acquired from the vesting of PSU awards for the cycle that ended December 31, 2020. These shares were released on May 1, 2021. Not reflected are shares to be received for the three-year PSU performance cycle that ended on December 31, 2021, performance for which will be determined by the HR and Compensation Committee in April 2022.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Stephen D. Steinour	311,097	2,140,244	458,218	7,020,263
Zachary J. Wasserman	26,394	198,747	37,767	594,832
Thomas C. Shafer	—	—	176,307	2,498,550
Michael S. Jones	—	—	77,108	1,085,685
Paul G. Heller	211,568	1,216,132	126,151	1,932,806

(1)	The value realized upon exercise of options reflects the difference between the market value of the shares on the exercise date and the exercise price of the options. The value realized upon vesting of stock awards (RSUs and PSUs) was determined by multiplying the number of shares by the market value on the vesting date. Mr. Steinour deferred 360,903 shares acquired upon vesting pursuant to the terms of the EDCP described below.

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Compensation of Executive Officers

Nonqualified Deferred Compensation 2021

The NEOs were eligible to defer compensation during 2021 under the Executive Deferred Compensation Plan, a nonqualified plan referred to as the EDCP. Messrs. Shafer and Jones were also able to defer compensation through the TCF Financial Corporation Deferred Compensation Plan (the “DC Plan”), a voluntary nonqualified supplemental retirement program for a select group of management personnel. In addition, Mr. Jones had 2021 earnings on balances held in the TCF 401(k) Supplemental Plan (the “TCF Supplemental Plan”), a nonqualified plan that was frozen on December 31, 2019, which we assumed in connection with the TCF Merger. An additional plan providing for deferral of compensation on a non-qualified basis was frozen as of December 31, 2019: the Supplemental 401(k) Plan (formerly the Supplemental Stock Purchase and Tax Savings Plan and Trust) referred to as the Huntington Supplemental Plan. For each NEO, information about participation in the EDCP, the Huntington Supplemental Plan, the DC Plan, and the TCF Supplemental Plan is contained in the table below.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings (Loss) in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(3)
Stephen D. Steinour
EDCP	5,529,033	—	6,859,505	—	37,035,712
Huntington Supplemental Plan	—	—	278,939	—	1,303,168
Zachary J. Wasserman
EDCP	31,250	—	9,877	—	77,882
Huntington Supplemental Plan	—	—	—	—	—
Thomas C. Shafer
EDCP	—	3,657,200	125,745	—	3,782,944
DC Plan	71,663	3,583	41	—	1,227,391
TCF Supplemental Plan	—	—	—	—	—
Michael S. Jones
EDCP	—	1,188,485	17,942	—	1,206,427
DC Plan	16,250	813	11,775	—	89,456
TCF Supplemental Plan	—	—	121,437	—	605,711
Paul G. Heller
EDCP	450,000	—	160,027	—	1,206,842
Huntington Supplemental Plan	—	—	25,814	—	138,438

(1)	The amounts shown in this column are included in the “Salary” column in the Summary Compensation Table for Messrs. Wasserman, Shafer and Jones.
(2)	The amounts shown in this column are reported as compensation in the Summary Compensation Table.
(3)	The year-end balances in this column reflect the impact of employer matching contributions made under the Huntington Supplemental Plan and reported as compensation for the named executive officers for 2019 in the Summary Compensation Table under “All Other Compensation” as follows: $32,800 for Mr. Steinour and $13,800 for Mr. Heller.

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The Executive Deferred Compensation Plan

The EDCP provides senior officers designated by the HR and Compensation Committee the opportunity to defer up to 90% of base salary, annual incentive compensation and certain equity awards. An election to defer can only be made on an annual basis and is generally irrevocable. Contributions to this plan generally consist of compensation deferred by the participants. Cash amounts deferred will accrue interest, earnings, and losses based on the performance of the investment option selected by the participant and tracked by a bookkeeping account. Equity awards will accrue earnings and losses based on the performance of Huntington stock unless diversified, which may be done after vesting. Investment options in the EDCP are similar to those available under the 401(k) Plan.

At the time of each deferral election, a participant elects the method and timing of account distribution to be effective upon a separation of service. In addition, a participant may elect an in-service distribution. Accounts distributed upon a separation of service may be distributed in a single lump sum payment or in installments. A participant may request a hardship withdrawal prior to a separation of service. At the time of distribution, amounts for which Huntington common stock is the investment selected will be distributed in kind, while all other selected investments are distributed in cash.

The Huntington Supplemental Plan

The purpose of the Huntington Supplemental Plan, which was frozen as of December 31, 2019, was to provide a supplemental savings program for eligible colleagues (as determined by the HR and Compensation Committee) who may otherwise be limited by Internal Revenue Code limits to the Huntington 401(k) Plan, a tax qualified 401(k) plan referred to as the 401(k) Plan. Eligible individuals could elect to participate in the Huntington Supplemental Plan and designate the percentage of base pay to be contributed to the Huntington Supplemental Plan — between 1% and 75% of base pay — prior to the beginning of each Plan year. All contributions to the Huntington Supplemental Plan were made on a pretax basis. We then matched contributions up to 100% on the first 4% of base compensation over the 401(k) Plan eligible compensation. Under the Huntington Supplemental Plan, employee contributions could be invested in any of the available investment alternatives similar to the 401(k) Plan. Our matching contributions were invested in Huntington common stock but could be diversified at any time. A participant cannot receive a distribution of any part of their Huntington Supplemental Plan account until their employment terminates. Once employment terminates, shares of common stock in a participant’s account are to be distributed to the participant in-kind. Distributions from the Huntington Supplemental Plan are subject to federal and state income tax withholding.

The DC Plan

Messrs. Shafer and Jones were eligible to participate in the DC Plan, which we assumed as part of the TCF Merger. Participants were able to elect to defer up to 85% of their base salary and annual incentive to the DC Plan. The election to defer compensation under the DC Plan is irrevocable for each plan year as of the beginning of the plan year. Participants direct the investment of employee contributions within an established array of money market, equity and fixed income mutual funds. The aggregate earnings on these investments by Messrs. Jones and Shafer are included in the Nonqualified Deferred Compensation 2021 table, and are attributable to the specific investments selected by each participant. Participants may change the designation of their investments at such times as mutually agreed by the parties.

Participants elect, in advance of the deferral of their compensation, when the funds will be distributed. The aggregate balances of the participants are distributed, as designated by each participant, during January of the calendar year following the calendar year in which any of the following occur: the participant’s termination of employment; a change in control; the participant’s death or disability; an unforeseeable emergency; or at a specified time, as determined by the participant. In addition, distributions may be made from the DC Plan in the event of an unforeseeable emergency. The DC Plan allows distributions to be made in a lump sum or up to 15 annual installments. Participants may change their current distribution election as long as the change is made at least 12 months prior to their first payment and is delayed by at least 5 years.

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Compensation of Executive Officers

The TCF Supplemental Plan

Messrs. Shafer and Jones were eligible to participate in the TCF Supplemental Plan which was frozen to new contributions December 31, 2019 and which we assumed as part of the TCF Merger. TCF maintained the TCF Supplemental Plan to allow Legacy legacy TCF participants to make pre-tax contributions from their salary and annual cash incentives and to receive an employer matching contribution at the same rate as under the TCF 401(k) Plan on their contributions up to 5% of pay. Employee contributions to the TCF Supplemental Plan were invested, at the employee’s election, in the same investment choices that were available in the TCF 401(k) Plan. Employer matching contributions to the TCF Supplemental Plan were invested 100% in our common stock.

Distributions from the Supplemental Plan occur in a lump sum in the event of death, or disability. Participants may also elect to receive a lump sum distribution either six months after termination, on a date certain or in the event of a change in control, or a series of no more than ten annual payments following termination. Deemed investments in our common stock selected by the legacy TCF NEOs generally cannot be changed during employment (except in certain change in control situations) and such investments are distributed in-kind upon termination of employment, either in a lump sum six months thereafter or in annual installments, as elected by the participant.

Pension Benefits 2021

The Huntington Bancshares Retirement Plan (the “Retirement Plan”) and the SRIP were frozen as of December 31, 2013. Only colleagues hired before January 1, 2010, are eligible to participate in these plans. Mr. Steinour is the only NEO participating in these plans. The table below presents information for Mr. Steinour under the Retirement Plan and the SRIP.

Name	Plan Name	Number of Years of Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Stephen D. Steinour
	Retirement Plan	5	194,459	—
	SRIP	5	1,288,726	—
(1)	Years of credited service reported in the table are the final years of credited service, frozen as of December 31, 2013.
(2)	This column reflects the actuarial present value of the executive officer’s accumulated benefit under the Retirement Plan and the SRIP as of December 31, 2021. The valuation method used to determine the benefit figures shown, and all material assumptions applied, are discussed in Note 17 “Benefit Plans” of the Notes to Consolidated Financial Statements for the fiscal year ended December 31, 2021.

The NEOs, other than Mr. Steinour, were hired after January 1, 2010 and are not eligible to participate in the Retirement Plan or the SRIP. Eligibility for participation in the SRIP is limited to colleagues eligible to participate in the Retirement Plan who (a) have been nominated by the HR and Compensation Committee; and (b) earn compensation in excess of the limitation imposed by Internal Revenue Code Section 401(a)(17) or whose benefit exceeds the limitation of Code Section 415(b).

Benefits under both the Retirement Plan and the SRIP are based on levels of compensation and years of credited service. Benefits under the SRIP, however, are not limited by Code Sections 401(a)(17) and 415(b). Code Section 401(a)(17) limits the annual amount of compensation that may be taken into account when calculating benefits under the Retirement Plan. For 2021, this limit was $290,000. Code Section 415(b) limits the annual benefit amount that a participant may receive under the Retirement Plan. For 2021, this amount was $230,000.

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Compensation of Executive Officers

The benefit formula under the Retirement Plan was previously revised for benefits earned beginning on January 1, 2010. While the change did not affect the benefit earned under the Retirement Plan through December 31, 2009, there was a reduction in future benefits. The benefit earned in the Retirement Plan prior to January 1, 2010 is based on compensation earned in the five consecutive highest years of service. For service on and after January 1, 2010 and through December 31, 2013, the benefit earned in the Retirement Plan is based on compensation earned each year. For executives who are eligible for retirement or early retirement, the benefit earned in the SRIP is based on compensation earned in the five consecutive highest years of service and the Retirement Plan formula in effect on December 31, 2009. For executives who are not eligible for retirement or early retirement, the accrued benefit under the SRIP is based on the Retirement Plan formula in effect on and after January 1, 2010. Compensation consists of base salary and 50% of overtime, bonuses, incentives, and commissions paid pursuant to plans with a measurement period of one year or less. Bonuses are taken into account in the year paid rather than earned. A participant who is at least 55 years of age with at least 10 years of service may retire and receive an early retirement benefit, reduced to reflect the fact that they will be receiving payments over a longer period of time. Mr. Steinour is eligible for early retirement under the Retirement Plan and the SRIP.

The years of credited service have been capped for participants to the actual years of service with us through December 31, 2013, the date the plans were frozen. The maximum years of credited service recognized by the Retirement Plan and the SRIP is 40.

Benefit figures shown are computed on the assumption that participants retire at age 65, the normal retirement age specified in the plans. The normal form of benefit under the Retirement Plan is a life annuity. The Retirement Plan offers additional forms of distribution that are actuarially equivalent to the life annuity. Benefits with a present value greater than the applicable dollar limit under Code Section 402(g) ($19,500 for 2021) are paid from the SRIP in the form of a life annuity. The SRIP also offers additional forms of distribution that are actuarially equivalent to the life annuity. Benefits with a present value equal to or less than the applicable dollar limit under Code Section 402(g) are paid in the form of a lump sum distribution.

Payments upon Termination of Employment or Change in Control

Messrs. Steinour, Wasserman, Shafer, and Heller each have a change in control agreement with us referred to as an Executive Agreement. The purposes of these agreements are to encourage retention of our key executives and to provide protection from termination related to a change in control of our Company. These agreements do not include a “golden parachute” excise tax gross-up provision or a right to terminate employment as a result of a change-in control. In addition, these agreements contain restrictions relating to the disclosure of confidential information and competing with Huntington (three-year non-competition for the CEO, and one-year non-competition for the other NEOs, post termination).

Huntington has an employment agreement with Mr. Steinour pursuant to which Mr. Steinour will continue to serve as Huntington’s president and CEO through December 31, 2022. The agreement was entered into as of December 1, 2012, for an initial term that ended on December 31, 2016, subject to three-year renewal periods upon expiration of the initial term and each renewal term, unless either party gives timely notice of nonrenewal. Mr. Steinour’s employment agreement provides for certain payments to him upon termination in certain situations other than a change in control.

Huntington also has retention agreements with Mr. Shafer, dated February 4, 2021, and Mr. Jones, dated February 2, 2021, entered into in connection with the TCF Merger (each a “Retention Letter”). These agreements provided for cash retention awards to incentivize Messrs. Shafer and Jones to remain employed with Huntington following the TCF Merger. Each of Messrs. Shafer and Jones received a portion of such severance amount in cash approximately sixty (60) days following the closing of the TCF Merger, and the remainder was credited to the EDCP and will be paid following the executive officer’s future “separation from service” (within the meaning of Section 409A of the Code), subject to the execution and non-revocation of a second release of claims. Payments upon termination of employment for Mr. Shafer are governed by his Executive Agreement. Any benefits upon termination of employment for Mr. Jones are governed by his Retention Letter.

In addition, each of the NEOs has outstanding RSU awards, and PSU awards, and RSAs in the case of Mr. Jones, which may be subject to accelerated vesting upon involuntary termination (not for cause), death, or disability.

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Compensation of Executive Officers

Executive Agreements

Under the Executive Agreements, change in control generally includes:

•	the acquisition by any person of beneficial ownership of 25% or more of our outstanding voting securities;
•	a change in the composition of the board of directors if a majority of the new directors were not appointed or nominated by the directors currently sitting on the board of directors or their subsequent nominees;
•	a merger involving our company where our shareholders immediately prior to the merger own less than 51% of the combined voting power of the surviving entity immediately after the merger;
•	the dissolution of our company; and
•	a disposition of assets, reorganization, or other corporate event involving our company which would have the same effect as any of the above-described events.

Under each Executive Agreement, we, or our successor, will provide severance benefits to the executive officer if their employment is terminated (other than on account of the officer’s death or disability or for cause):

•	by us, at any time within 24 months after a change in control;
•	by us, at any time prior to a change in control but after commencement of any discussions with a third party relating to a possible change in control involving such third party if the executive officer’s termination is in contemplation of such possible change in control and such change in control is actually consummated within 12 months after the date of such executive officer’s termination;
•	by the executive officer voluntarily with good reason at any time within 24 months after a change in control of our company; and
•	by the executive officer voluntarily with good reason at any time after commencement of change in control discussions if such change in control is actually consummated within 12 months after the date of such officer’s termination.

Good reason generally means the assignment to the executive officer of duties which are materially different from such duties prior to the change in control, a reduction in such officer’s salary or benefits, or a demand to relocate to an unacceptable location, made by us or our successor either after a change in control or after the commencement of change in control discussions if such change or reduction is made in contemplation of a change in control and such change in control is actually consummated within 12 months after such change or reduction. An executive officer’s determination of good reason will be conclusive and binding upon the parties if made in good faith.

In addition to any accrued salary and annual cash incentive payable as of termination, severance payments and benefits under the Executive Agreements consist of:

•	a lump-sum cash payment equal to three times annual base salary for the CEO and two and one-half times annual base salary for each of the other NEOs;
•	a lump-sum cash payment equal to three times for the CEO, and two and one-half times for the other NEOs, of the greater of the executive’s target annual incentive award for the calendar year during which the change in control occurs or the immediately preceding calendar year, provided the executive was a participant in the MIP during the calendar year, or the immediately preceding calendar year;
•	a pro-rata annual incentive award paid upon a change in control under the MIP based on either the actual level of year-to-date performance, or the target award as a percent of base salary for the plan year preceding the change in control, whichever is greater, in accordance with the terms of the MIP;
•	36 months of continued insurance benefits for the CEO, and 30 months for the other NEOs;
•	fees for outplacement services for the executive up to a maximum amount equal to 15% of the executive’s annual base salary plus reimbursement for job search travel expenses up to $5,000;
•	stock options, restricted stock, RSU, and PSU awards under our stock and incentive plans become vested according to the terms of the plans; and
•	other benefits to which the executive was otherwise entitled including perquisites, benefits, and service credit for benefits.

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Compensation of Executive Officers

The Executive Agreements also provide for 36 months of additional service credited for purposes of retirement benefits for the CEO and 30 months for the other NEOs. Because the Retirement Plan and the SRIP were frozen as of December 31, 2013, this provision will not operate to increase accrued benefits under these plans. Additional service and compensation earned after the freeze date are not included in the calculation of benefits under the Executive Agreements. The additional service period will count for purposes of determining vesting or entitlement to early retirement benefits under these plans. The CEO is the only NEO participating in the Retirement Plan and the SRIP.

The Executive Agreements have a best-net-benefit clause which replaced the excise tax gross-ups. If an executive triggers the excise tax, the individual will either be “cut-back” to an amount that is $1 less than such amount that would cause the excise tax, or the executive will have the opportunity to pay the excise tax themself, depending on the result that provides the better after-tax result.

For a period of five years after any termination of the executive officer’s employment, we will provide the executive officer with coverage under a standard directors’ and officers’ liability insurance policy at our expense, and will indemnify, hold harmless, and defend the officer to the fullest extent permitted under Maryland law against all expenses and liabilities reasonably incurred by the officer in connection with or arising out of any action, suit, or proceeding in which the officer may be involved by reason of having been a director or officer of our company or any subsidiary.

In the event an executive officer is required to enforce any of the rights granted under his Executive Agreement, we, or our successor, will pay the cost of counsel (legal and accounting). In addition, the executive officer is entitled to prejudgment interest on any amounts found to be due in connection with any action taken to enforce such officer’s rights under the Executive Agreement.

As a condition to receiving the payments and benefits under the Executive Agreements, the executive officer will be required to execute a release. Severance benefits payable in a lump sum will be paid not later than 45 business days following the date the executive’s employment terminates, subject to applicable laws and regulations.

The Executive Agreements are extended annually and are subject to an extension for 24 months upon a change in control. An Executive Agreement will terminate if the executive officer’s employment terminates under circumstances that do not trigger benefits under the agreement. We may elect not to renew an agreement upon 30 days prior written notice.

The estimated payments and benefits that would be paid in the event each NEO terminated employment on December 31, 2021 and became entitled to benefits under their Executive Agreement, and for Mr. Jones under his applicable equity award agreements, are set forth below. For purposes of quantifying these benefits, we assumed that a change in control occurred on December 31, 2021, and that the executive officer’s employment was terminated on that date without cause. The closing price of a share of our common stock on December 31, 2021, the last business day of the year, was $15.42.

Name	Cash Severance $(1)	Pro-Rata Bonus Value $(2)	Total Out- placement Value $(3)	Total Welfare Value $(4)	Additional Retirement Value $(5)	Performance Contingent Equity Value $(6)	Time-Based Equity Accel. Value $(7)	Scale Back Amount, if Applicable $(8)	Final Benefit $(9)
Steinour	9,075,000	2,800,000	170,000	57,676	—	18,430,584	9,145,259	—	39,678,519
Wasserman	3,359,375	1,150,000	98,750	65,364	—	3,589,086	2,838,822	—	11,101,397
Shafer	3,386,250	1,000,000	99,500	48,063	—	—	5,405,113	—	9,938,926
Jones	—	750,000	—	—	—	—	2,833,586	—	3,583,586
Heller	3,359,375	1,250,000	98,750	74,202	—	5,662,299	3,398,584	—	13,843,210
(1)	Multiple of base salary and target annual incentive, payable in a lump sum.
(2)	Reflects bonuses as payable under the terms of the MIP for a change-in-control.
(3)	Reflects 15% of base salary plus $5,000 for job search travel.
(4)	Reflects 36 and 30-months of benefits for the CEO and other NEOs, respectively.
(5)	Value of additional 36 months of credited service under the SRIP for the CEO. Mr. Steinour is the only NEO participating in that plan. He has ten years of vesting / eligibility service and has attained early retirement eligibility as of December 31, 2021. As a result, there is no additional benefit to him as a result of the change-in-control.

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Compensation of Executive Officers

(6)	For PSUs, full values of the 2019, 2020, and 2021 awards based on the estimated performance as of December 31, 2021; includes dividend equivalents.
(7)	In-the-money value of time-based unvested stock options and RSUs; includes cash dividends and dividend equivalents. For Messrs. Shafer and Jones, includes the TCF equity that would accelerate if involuntarily terminated within two years of the TCF Merger.
(8)	Messrs. Steinour, Shafer, and Jones would not be subject to excise taxes if terminated following a change-in-control of Huntington on December 31, 2021; Messrs. Wasserman and Heller would be in a better after-tax position when paying the excise tax liability themselves.
(9)	The total benefit to the executive under a change-in-control of the company and termination of employment.

Mr. Steinour’s Employment Agreement

Mr. Steinour’s employment agreement provides for certain payments upon a termination of his employment without “cause” or for “good reason” (each as defined in the agreement). The potential payments under these agreements are described and quantified below.

Upon termination without “cause” or for “good reason”, Mr. Steinour is entitled to payment of the following amounts:

•	accrued amounts consisting of unpaid base salary through termination, earned but unpaid annual incentive payments for the prior period, accrued and unused paid time off, and incurred but unreimbursed business expenses;
•	a pro-rata incentive payment in respect of the fiscal year of the company in which the date of termination occurs, with such amount to equal the amount determined by the HR and Compensation Committee based on the company’s actual performance for the fiscal year in which the date of termination occurs and otherwise on a basis no less favorable than annual incentive award determinations are made by the HR and Compensation Committee for the Company’s executive officers; and
•	a severance payment equal to two times the sum of (x) his annual base salary and (y) the higher of the target incentive payment for the year of termination or the incentive payment paid or payable with respect to the prior fiscal year; and

Mr. Steinour would also be entitled to payment and provision of any other amounts or benefits to which he was otherwise entitled.

If Mr. Steinour had his employment terminated by us without “cause” or if he terminated employment with us for “good reason” as of December 31, 2021, he would have been entitled to, in addition to accrued amounts and benefits, a pro rata annual incentive payment equal to $2,800,000 and a severance payment equal to $7,800,000.

If Mr. Steinour had terminated employment as of December 31, 2021, due to death or disability, he or his estate would have been entitled to a pro rata annual incentive payment for the year of termination as described above equal to $2,800,000 and accrued obligations and benefits.

If Mr. Steinour had terminated employment as of December 31, 2021 without “good reason” and due to his retirement, he would have been entitled to a pro rata annual incentive payment for the year of termination equal to $2,800,000.

Severance benefits and payments are subject to execution and non-revocation of a release of claims.

Mr. Shafer’s and Mr. Jones’ Retention Letters

We entered into Retention Letters with each of Messrs. Shafer and Jones to set forth the terms of their post-closing employment with Huntington and to incentivize Messrs. Shafer and Jones to remain employed with Huntington following the TCF Merger. Each of these Retention Letters became effective upon the effective time of the TCF Merger and supersedes any TCF employment or change-in-control agreement, other than certain restrictive covenants that expressly survive. Pursuant to each of the Retention Letters, each of Messrs. Shafer and Jones received payments which are included in the Summary Compensation Table equal to the amount of potential cash severance payments (subject to reduction as determined to be necessary to avoid the excise tax under Section 4999 of the Code) under the NEO’s preexisting TCF employment agreement or TCF change-in-control agreement. Each of Messrs. Shafer and Jones received a portion of such severance amount in cash

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Compensation of Executive Officers

approximately sixty (60) days following the TCF Merger, subject to the execution and non-revocation of a release of claims. The remainder was credited to the EDCP and will be distributed from the EDCP following the executive officer’s future “separation from service” (within the meaning of Section 409A of the Code), subject to the execution and non-revocation of a second release of claims. These payments are included in the Summary Compensation Table under “Bonus”.

As of December 31, 2021, in the event Mr. Jones (a) is terminated by us without Cause, (b) terminates his employment for Good Reason, (c) dies, (d) is terminated due to a disability, or (e) retires on one year’s advance notice, all equity-based awards will be treated as follows: all unvested stock options will immediately vest, the restrictions on all time-vesting restricted stock will lapse, and all time-based RSUs will immediately vest and be convertible into shares of our common stock, as shown under “RSUs and PSUs — Potential Accelerated Vesting.”

Any payments to which Mr. Shafer is entitled are described under “Executive Agreements.”

RSUs and PSUs — Potential Accelerated Vesting

Each of the NEOs has outstanding RSU awards, PSU awards, and/or restricted stock awards (“RSAs”) which are subject to full or partial accelerated vesting upon involuntary termination (not for cause), death, or disability. The table below sets forth the value of the shares and accumulated dividends that would have been payable under outstanding grants of RSUs, PSUs, and RSAs to the respective officers upon involuntary termination (not for cause), death, or disability as of December 31, 2021.

Name	Award Type(1)	For Cause(2)	Involuntary Termination (Not for Cause) ($)(3)	Death($)(4)	Disability($)(5)
Stephen D. Steinour	RSU	—	4,680,245	4,680,245	4,680,245
	PSU	—	10,762,719	10,762,719	10,762,719
Zachary J. Wasserman	RSU	—	452,346	1,754,049	867,881
	PSU	—	1,068,483	1,993,936	1,068,483
Thomas C. Shafer(6)	RSU	—	6,032,939	2,514,300	2,511,046
Michael S. Jones(6)	RSU/RSA	—	2,833,586	1,218,541	1,218,541
Paul G. Heller	RSU	—	809,411	1,930,384	815,125
	PSU	—	2,151,870	3,288,494	2,151,870
(1)	In the event accelerated vesting applies to a prorated award rather than the full award, the proration is based on the number of months from the grant date to the month of termination. The PSUs are prorated at target and adjusted to reflect the lesser of target or the most recent performance result reported to the HR and Compensation Committee. Dividends are reinvested and accumulated as additional award shares.
(2)	There is full forfeiture of any unvested awards in the event of termination for cause.
(3)	Involuntary termination (not for cause) results in accelerated vesting of a prorated number of shares for Messrs. Steinour, Wasserman, and Heller, unless the executive meets the “normal retirement” provisions which result in continued vesting post-termination. Involuntary termination (not for cause) for Messrs. Shafer and Jones results in acceleration in full for all awards.
(4)	Termination in the event of death results in acceleration in full for all awards for Messrs. Steinour, Wasserman, and Heller. Termination in the event of death for Messrs. Shafer and Jones results in the acceleration in full for RSUs granted in 2019, forfeiture of Mr. Jones’ RSAs, and prorated acceleration for all other awards.
(5)	Termination due to disability results in accelerated vesting of a prorated number of shares for Messrs. Steinour, Wasserman, and Heller, unless the executive meets the “normal retirement” provisions which result in continued vesting post-termination, except for RSU awards made to Mr. Heller on February 28, 2019 and to Mr. Wasserman on November 4, 2019 which would continue to vest pursuant to their terms notwithstanding the termination.
(6)	Amounts for Messrs. Shafer and Jones include $86,107 and $37,940 in cash dividends, respectively.

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Compensation of Executive Officers

Pay Ratio Disclosure

We are providing this disclosure pursuant to a rule adopted by the SEC implementing a mandate of the Dodd-Frank Act. The rule requires disclosure of the median annual total compensation of all colleagues, excluding the CEO, the annual total compensation of the CEO, and the ratio of these amounts. For purposes of this disclosure, annual total compensation for both the median employee and the CEO is determined in accordance with the definition of annual total compensation as disclosed in the Summary Compensation Table.

In accordance with the rule, we determined a new median employee for 2020, after using the same median employee for 2017, 2018 and 2019. The median employee for 2020 was determined from among the Company’s colleagues (excluding the CEO) using a consistently applied compensation measure. The consistently applied compensation measure was 2020 W-2 Box 1 data as reflected in the company’s payroll records for each colleague (full-time, part-time, seasonal, or temporary, and on long-term leave, but excluding the CEO) employed as of December 31, 2020. The median employee served in a bank branch position responsible for retaining and growing consumer and business customer relationships. As permitted by SEC rules, we did not include the approximately 4,641 colleagues as of December 31, 2021 who joined us as a result of the TCF Merger in determining the median employee.

The median employee’s annual total compensation for 2021 was determined for purposes of this disclosure. This ratio is a reasonable estimate calculated in a manner consistent with SEC Regulation S-K Item 402(u).

Median Employee Annual Total Compensation	$58,430
CEO Annual Total Compensation	$9,619,178
Ratio	165:1

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Audit Matters

Proposal 3 Ratification of the Appointment of Independent Registered Public Accounting Firm

Following assessment of the qualifications, performance, and independence of PwC, our current auditors, the Audit Committee has again selected PwC to serve as our independent registered public accounting firm for 2022. We are asking shareholders to ratify the appointment of PwC because we value our shareholders’ views on the Company’s independent registered public accounting firm selection and as a matter of good corporate governance.

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm. The Audit Committee regularly evaluates the qualifications, performance, and independence of the independent registered public accounting firm, and whether the firm should be rotated.

PwC has served as our independent registered public accounting firm since 2015. The Audit Committee and the Board believe that the continued retention of PwC to serve as our independent registered public accounting firm is in the best interests of the Company and its shareholders. The Audit Committee will reconsider the appointment of PwC if its selection is not ratified by the shareholders. The Audit Committee may also reconsider the appointment of PwC at any time even if the selection is ratified by shareholders.

Unless otherwise directed, the shares represented by a properly submitted proxy will be voted FOR ratification of the appointment of PwC.

   The Board recommends a vote FOR the ratification of the appointment of PwC.

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Audit Matters

Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees

The table below reflects the aggregate fees and out of pocket expenses billed by PwC for services rendered for us for 2020 and 2021.

	Year ended
Fees Billed by PwC	December 31, 2021	December 31, 2020
Audit Fees(1)	$9,614,388	$7,411,313
Audit-Related Fees(2)	673,000	446,000
Tax Fees(3)	2,061,779	1,230,604
All Other Fees(4)	4,461	621,393
Total	$12,353,628	$9,709,310
(1)	Audit fees are fees for professional services rendered for the integrated audits of our annual consolidated financial statements, including the audit of the effectiveness of our internal control over financial reporting, quarterly reviews of the condensed consolidated financial statements included in Form 10-Q filings, and services that are normally provided by PwC in connection with statutory/subsidiary financial statement audits, attestation reports required by statute or regulation, and comfort letters and consents related to SEC filings. Increases in audit fees for 2021 primarily related to the TCF Merger.
(2)	Audit-related fees generally include fees for assurance and related services that are traditionally performed by the independent registered public accounting firm. These services include attestation and agreed-upon procedures that address accounting, reporting, and control matters that are not required by statute or regulation; pension plan audits; and service organization control examinations and pre-implementation procedures over accounting standards yet to be adopted. These services are normally provided in connection with the recurring audit engagement.
(3)	The tax-related services were all in the nature of tax compliance, tax consulting, and tax planning. Of these amounts, for 2021, $1,711,779 represents fees for tax compliance services and $350,000 represents tax consulting and tax planning services; and for 2020, $1,060,952 represents fees for tax compliance services and $169,652 represents tax consulting and tax planning services.
(4)	All other fees were generally for non-tax advisory and consulting services including those rendered in connection with compliance and governance assessments.

Pre-Approval Policies and Procedures

The Audit Committee is responsible for the audit fee negotiations associated with the retention of the independent registered public accounting firm. The Audit Committee has a policy that it will pre-approve all audit and non-audit services provided by the independent registered public accounting firm and will not engage the independent registered public accounting firm to perform any specific non-audit services prohibited by law or regulation. The Audit Committee has given general pre-approval for specified audit, audit-related, and tax services. The term of any general pre-approval is 12 months from the date of pre-approval unless the Audit Committee specifically provides for a different term. The Audit Committee will annually review the services for which general pre-approval is given. The Audit Committee may revise the list of general pre-approved services from time to time, based upon subsequent determinations. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. Pre-approval fee levels for all services to be provided by the independent registered public accounting firm are established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

The Audit Committee may delegate pre-approval authority to a member of its Committee; the Audit Committee has delegated pre-approval authority to its Chair. The decisions of the Chair or other member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

All the services covered by the fees disclosed above were pre-approved by the Audit Committee or its Chair. Further, the Audit Committee has considered and determined that the services described above are compatible with maintaining the independent registered public accounting firm’s independence.

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Audit Matters

Oversight of the Independent Auditor

The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm. This also includes an evaluation of whether rotating independent registered public accounting firms is warranted. Additionally, the Audit Committee reviews the experience and qualifications of the lead audit partner and other senior members of the audit team. In its most recent review of PwC, the Audit Committee considered several factors, including:

•	The qualifications of the audit team and the quality of work provided by PwC;
•	PwC’s independence and objectivity, including a consideration of the non-audit fees and services;
•	Appropriateness of PwC’s audit and non-audit fees;
•	Assessment of performance of the lead audit partner and audit team;
•	Tenure of the auditor; and
•	The impact of changing auditors.

After considering the above factors, the Audit Committee has determined that retention of PwC at this time is in the best interests of the Company and its shareholders.

PwC Attendance at the Annual Meeting

Representatives of PwC regularly attend meetings of the Audit Committee and will be present at the 2022 Annual Meeting. These representatives will have an opportunity at the annual meeting to make a statement if they so desire and will also be available to respond to appropriate shareholder questions.

Report of the Audit Committee

The primary responsibility of the Audit Committee, which is comprised entirely of independent Directors, is to oversee the integrity of Huntington’s consolidated financial statements. In carrying out its duties, the Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2021, with Huntington management and with Huntington’s independent registered public accounting firm, PwC. This discussion included the selection, application, and disclosure of critical accounting policies, as well as the independent registered public accounting firm’s views on fraud risks and how it demonstrates its independence and skepticism. The Audit Committee has also reviewed and discussed with PwC its judgment as to the quality, not just the acceptability, of Huntington’s accounting principles and such other matters required to be discussed under auditing standards generally accepted in the United States, including the applicable requirements of the PCAOB and the SEC.

The Audit Committee has received and reviewed the written disclosures and the letter from PwC required by the applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC its independence from Huntington. Based on this review and discussion, and a review of the services provided by PwC during 2021, the Audit Committee believes that the services provided by PwC in 2021 are compatible with, and do not impair, PwC’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on February 18, 2022.

Submitted by the Audit Committee

Richard W. Neu, Chair	Ann B. (Tanny) Crane	Robert S. Cubbin	Gina D. France	Jeffrey L. Tate

122    Huntington Bancshares Incorporated

Ownership of Voting Stock

Ownership of Voting Stock	This section provides shareholders with an understanding of the ownership of our Directors, nominees for Director, executive officers, and largest shareholders. We believe that shareholders’ interests are better served when our Directors, nominees for Director, and executive officers hold a meaningful number of shares of the Company. Holding such shares more closely aligns the interests of these individuals with those of our shareholders.

Security Ownership of Directors and Executive Officers

The table below sets forth the beneficial ownership of Huntington common stock by each of our Directors, nominees for Director, executive officers named in the Summary Compensation Table, and the Directors and all executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. Generally, the rules attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities, including shares that could be acquired within 60 days. Ownership reported is as of January 31, 2022. The table also sets forth additional share interests not reportable as beneficially owned.

	Beneficial Ownership
Name of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)(2)(3)(4)	Percent of Class	Additional Share Interests(5)(6)	Total Share Interests
Lizabeth Ardisana	37,078	*	53,730	90,808
Alanna Y. Cotton	—	*	29,065	29,065
Ann B. (Tanny) Crane	141,039	*	119,890	260,929
Robert S. Cubbin	86,475	*	62,750	149,225
Steven G. Elliott	23,847	*	135,972	159,819
Gina D. France	76,571	*	53,730	130,301
Paul G. Heller	535,649	*	—	535,649
J. Michael Hochschwender	136,648	*	53,730	190,378
Michael S. Jones	262,807	*	—	262,807
Richard H. King	69,406	*	3,866	73,272
Katherine M. A. (Allie) Kline	2,738	*	35,498	38,236
Barbara L. McQuade	58,216	*	3,866	62,082
Richard W. Neu	285,655	*	143,102	428,757
Kenneth J. Phelan	20,000	*	34,585	54,585
David L. Porteous	663,001	*	136,522	799,523
Thomas C. Shafer	263,192	*	—	263,192
Roger J. Sit	307,485	*	3,866	311,351
Stephen D. Steinour	5,773,166	*	2,407,808	8,180,974
Jeffrey L. Tate	65,753	*	3,866	69,619
Gary H. Torgow	877,939	*	—	877,939
Zachary J. Wasserman	53,287	*	—	53,287
Directors and All Executive Officers as a Group (30 in the group)	10,405,789	*	4,077,889	14,483,678

*	Indicates less than 1% of outstanding shares.
(1)	This column consists of shares for which the Directors and executives, directly or indirectly, have the power to vote or to dispose, or to direct the voting or disposition thereof, and also includes shares for which the person has the right to acquire beneficial ownership within 60 days from January 31, 2022. Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported. None of the shares reported are pledged as security.

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Ownership of Voting Stock

(2)	Figures for the executive officers include the number of shares of common stock that could have been acquired within 60 days of January 31, 2022, by the exercise of stock options and the vesting of time-based RSUs awarded under our employee and director equity plans as set forth below.

	RSUs	Options
Stephen D. Steinour	10,034	1,727,300
Zachary J. Wasserman	—	52,787
Thomas C. Shafer	59,937	35,080
Michael S. Jones	13,161	—
Paul G. Heller	4,682	274,766
Directors and Executive Officers as a Group (30 in the group)	126,978	3,353,165

(3)	Figures include 77,365 shares, 516 shares, 102,647 shares, 70,000 shares, 9,622 shares, 27,634 shares, 3,595,299 shares, and 4,020 shares, owned by the immediate family members or trusts of Mr. Cubbin, Mr. Hochschwender, Mr. Jones, Mr. Neu, Mr. Porteous, Mr. Sit, Mr. Steinour, and Mr. Torgow, respectively; 11,076 shares held jointly by Ms. Crane and her spouse; 313,345 shares owned jointly by Mr. Porteous and his spouse; and 152,572 shares held indirectly by Mr. Sit through Sit Investment Associates.
(4)	Figures include the following shares of common stock held as of January 31, 2022, in Huntington’s deferred compensation plans for Directors, including a legacy FirstMerit Corporation plan: 43,582 shares for Ms. Crane, 9,110 shares for Mr. Cubbin, 23,847 shares for Mr. Elliott, 31,829 shares for Ms. France, 67,606 shares for Mr. Hochschwender, 2,738 shares for Ms. Kline, 4,264 shares for Ms. McQuade, 170,655 shares for Mr. Neu, 129,834 shares for Mr. Porteous, 4,025 shares for Mr. Sit, and 4,264 shares for Mr. Tate. Figures also include the following shares of common stock held as of January 31, 2022, in certain of Huntington’s deferred compensation plans for colleagues, which include the 401(k) Plan, the Huntington Supplemental Plan, the TCF 401(K) Plan, and the TCF Supplemental Plan: 6,809 shares for Mr. Heller, 83,066 shares for Mr. Jones, 125,275 shares for Mr. Steinour, and 1,045,163 shares for all executive officers as a group.
(5)	Figures in this column for Mr. Steinour and all executive officers as a group are shares held in the Executive Deferred Compensation Plan, for which the executive officers have vested ownership interests but do not have the power to vote or dispose of the shares, or the right to acquire such shares within 60 days. Prior to the distribution of shares from this plan to the participants, voting for the shares allocated to the accounts of participants is directed by the Company.
(6)	Figures in this column for the Directors consist of the vested deferred stock units granted to the Directors. These deferred stock units will be settled in shares of common stock six months following separation from service or one year from the date of grant, whichever is later.

Delinquent Section 16(a) Reports

Based solely on a review of the forms filed during, or with respect to, fiscal year 2021 and written representations from each reporting person, we believe that our Directors, executive officers, and Controller filed all required reports on a timely basis except for the late filing of a Form 4 related to the netting of shares to pay taxes on a distribution of shares to Gary Torgow, and the late reporting of a gift made in 2019 by Steve Steinour, both of which were not reported timely due to inadvertent administrative error.

124    Huntington Bancshares Incorporated

Ownership of Voting Stock

Security Ownership of Certain Beneficial Owners

As of December 31, 2021, we knew of no person who was the beneficial owner of more than 5% of our outstanding shares of common stock, except as follows:

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Class
The Vanguard Group, Inc.(1) 100 Vanguard Boulevard Malvern, PA 19355	160,441,341	11.09%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	129,122,618	8.9%
State Street Corporation(3) State Street Financial Center One Lincoln Street Boston, MA 02111	79,826,930	5.52%

(1)	This information is based on an amendment to Schedule 13-G/A filed by The Vanguard Group, Inc. on February 10, 2022. The Vanguard Group, Inc. has shared voting power for 2,305,158 of the shares, sole dispositive power for 154,466,106 of the shares, and shared dispositive power for 5,975,235 of the shares. These shares were acquired and are held by The Vanguard Group, Inc. in the ordinary course of business.
(2)	This information is based on an amendment to Schedule 13-G/A filed by BlackRock, Inc. on February 1, 2022. BlackRock, Inc. has sole voting power for 113,291,978 of the shares and sole dispositive power for all of the shares. These shares were acquired and are held by BlackRock, Inc. in the ordinary course of business.
(3)	This information is based on a Schedule 13-G/A filed by State Street Corporation on February 11, 2022. State Street Corporation has shared voting power for 72,159,777 of the shares and shared dispositive power for 79,581,973 of the shares. These shares were acquired and are held by State Street Corporation in the ordinary course of business.

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General Information on Voting and the Annual Meeting

General Information on Voting and the Annual Meeting

This section provides shareholders with information on how to participate in and vote at the 2022 Annual Meeting, as well as on other topics.

We are providing this Proxy Statement in connection with the solicitation by the Board of Huntington Bancshares Incorporated, a Maryland corporation, of proxies to be voted at our 2022 Annual Meeting of Shareholders to be held on April 20, 2022, and at any adjournment. We are sending or making this Proxy Statement available to our shareholders on or about March 10, 2022.

General Information About the Meeting

Voting Procedures

Holders of common stock at the close of business on the Record Date, are entitled to vote at the annual meeting. As of that date, there were 1,444,826,637 shares of common stock outstanding and entitled to vote. Holders of our Series B Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, Series H Preferred Stock, and Series I Preferred Stock are not entitled to vote.

Each holder of common stock is entitled to cast one vote on each matter submitted at the annual meeting for each share of stock held of record at the close of business on the Record Date. The shares represented by a properly submitted proxy will be voted as directed provided we receive the proxy prior to or at the meeting. A properly executed proxy without specific voting instructions will be voted FOR Proposal 1 — Election of Directors, FOR Proposal 2 — Advisory Approval of Executive Compensation, and FOR Proposal 3 — Ratification of the Appointment of Independent Registered Public Accounting Firm. A properly submitted proxy will also confer discretionary authority to vote on any other matter that may properly come before the meeting or any adjournment or postponement of the meeting.

We are not currently aware of any matters that may properly be presented other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the meeting, the proxies will use their own judgment to determine how to vote your shares as permitted. If the meeting is adjourned, the proxies can vote your common stock at the adjournment as well, unless you have revoked your proxy instructions.

You may vote by executing and returning your proxy card in the envelope provided, or by voting electronically over the internet or by telephone. Please refer to the proxy card for information on voting electronically. If you plan to attend the virtual meeting, while we encourage you to vote in advance of the meeting, you may vote during the virtual meeting at https://meetnow.global/MA7HP6M.

We encourage shareholders to vote their shares over the internet or by telephone. Shareholders should also consider enrolling in electronic delivery of proxy materials. In addition to reducing our expenses, these actions help us reduce our paper usage and emissions from transportation.

126    Huntington Bancshares Incorporated

General Information on Voting and the Annual Meeting

If you are a colleague of Huntington or its affiliated entities and are receiving this Proxy Statement as a result of your participation in the Huntington 401(k) Plan or the TCF 401(k) Plan, you must provide voting instructions to the respective plan trustee. A proxy and instruction card have been provided so that you may instruct the trustees how to vote your shares held under these plans.

Revoking Your Proxy

If your common stock is held in street name, you must follow the instructions of your Broker to revoke your voting instructions. If you are a holder of record and wish to revoke your proxy instructions, you must advise our Secretary in writing before the proxies vote your common stock at the meeting; deliver later dated proxy instructions that are received prior to the meeting; or attend and vote your shares at the meeting.

Expenses of Solicitation

We will pay the expenses of this proxy solicitation, including the reasonable charges and expenses of Brokers for forwarding solicitation material to their customers who are beneficial owners. In addition to soliciting proxies by mail and via the internet, Huntington colleagues, without additional compensation, may also solicit proxies by telephone, email, facsimile, letter, or in person. We have retained Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, to assist in the solicitation of proxies for a fee of $10,000 plus reimbursement of expenses.

Vote Required and Broker Voting

A quorum is required to conduct business at the annual meeting. Shareholders entitled to cast a majority of all the votes entitled to be cast at the annual meeting, present in person or by proxy, will constitute a quorum. The following table provides the vote requirement for each of this year’s proposals:

Proposal	Voting Options	Effect of Abstentions and Broker Non-Votes	Vote Required for Approval
Proposal 1: Election of Directors	FOR, AGAINST, or ABSTAIN for each Director nominee	Abstentions and broker non-votes have no effect	The number of votes cast “FOR” each nominee’s election exceeds the total number of votes cast against such nominee’s election.*
Proposal 2: Advisory Approval of Executive Compensation	FOR, AGAINST, or ABSTAIN	Abstentions and broker non-votes have no effect	A majority of all votes cast must be “FOR” this proposal.
Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm	FOR, AGAINST, or ABSTAIN	Abstentions have no effect	A majority of all votes cast must be “FOR” this proposal.

*	Provided, however, that if, on either the date of the Company’s proxy statement for the meeting or on the date of the meeting, the number of nominees exceeds the number of Directors to be elected, the Directors shall be elected by a plurality of all the votes cast at the meeting. In the event of plurality voting, shareholders would be given the option to vote “FOR” or affirmatively withhold votes from nominees. In such case, the Director nominees receiving the highest number of affirmative “FOR” votes will be elected Directors and “withhold” votes will have no effect.

Under the laws of Maryland, our state of incorporation, abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum but are not counted as votes cast at the meeting. Broker non-votes occur when brokers, who hold their customers’ shares in street name, submit proxies for such shares on some matters, but not others. Generally, this would occur when Brokers have not received any instructions from their customers. In these cases, the Brokers, as the holders of record, are permitted to vote on “routine” matters, which typically include the ratification of the independent registered public accounting firm, but not on non-routine matters. Brokers are not permitted to vote on the election of Directors or on matters related to executive compensation without instructions from their customers. Broker non-votes and abstentions will have no effect on the election of any Director or the advisory approval of executive compensation because they are not counted as votes cast at the meeting.

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General Information on Voting and the Annual Meeting

Attending the Virtual Annual Meeting

You may access the annual meeting live via the internet at https://meetnow.global/MA7HP6M at the meeting date and time, where Huntington shareholders as of the Record Date will be able to listen to the meeting, submit questions, and vote online.

You are entitled to attend the annual meeting via the meeting website if you were a shareholder of record at the close of business on the Record Date; you held your shares beneficially in the name of a Broker as of the Record Date; or you hold a valid proxy for the annual meeting. If you were a shareholder of record at the close of business on the Record Date, you will be able to attend the annual meeting online, submit a question, and vote by visiting the annual meeting website and following the instructions on your proxy card, along with the procedures set forth below.

We expect that the vast majority of beneficial holders will be able to fully participate at our annual meeting, including the ability to submit questions and/or vote at the meeting, using the control number received with their voting instruction form or proxy card. Please note, however, that there is no guarantee this option will be available for every type of beneficial holder voting control number, and we encourage you to follow the procedures described below to ensure access to the meeting. The inability to provide this option to any or all beneficial holders shall in no way impact the validity of the Annual Meeting.

Beneficial holders who wish to submit questions and/or vote at the annual meeting are encouraged to visit the meeting website as soon as possible to determine whether the control number on their voting instruction form or proxy card will permit access. If your control number does not permit access or you prefer to register in advance of the annual meeting, you must obtain a signed legal proxy from your Broker giving you the right to vote the shares and submitting proof of such legal proxy along with your name and email address to legalproxy@computershare. com or Computershare, Huntington Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001, no later than April 15, 2022 at 5:00 p.m., Eastern Time. You will receive a confirmation of your registration by email with instructions for accessing the Huntington annual meeting website.

Guests will also be permitted to attend the virtual annual meeting but are not permitted to submit questions or vote. Technical assistance will be available for shareholders who experience an issue accessing the annual meeting. Contact information for technical support will appear on the annual meeting website prior to the start of the annual meeting.

Shareholders of Record

A holder of common stock may vote by proxy or at the annual meeting. If you hold your shares of common stock in your name as a holder of record, you may use one of the following methods to submit a proxy:

•	By telephone: by calling the toll-free number indicated on the accompanying proxy card and following the recorded instructions.
•	Through the internet: by visiting the website indicated on the accompanying proxy card and following the instructions.
•	By completing and returning the accompanying proxy card in the enclosed postage-paid envelope: the envelope requires no additional postage if mailed within the United States. If you intend to submit your proxy by mail, your completed proxy card must be received prior to the annual meeting.

We request that you vote as soon as possible so that we can be assured of a quorum.

Shares Held in Street Name

If your shares are held in street name through a Broker, you must instruct the Broker on how to vote your shares. Shareholders should refer to the voting instructions provided by their Broker to direct the voting of their shares in advance of the meeting. You may not vote your shares held in a brokerage or other account in street name by returning a proxy card directly to Huntington. Shareholders holding through a Broker who wish to vote at the annual meeting should also review the procedure previously set forth.

128    Huntington Bancshares Incorporated

General Information on Voting and the Annual Meeting

Submitting Questions for the Annual Meeting

Shareholders as of the Record Date may submit questions in advance of the meeting by visiting https://meetnow. global/MA7HP6M. Questions may also be submitted during the annual meeting via the annual meeting website. To ensure the annual meeting is conducted in a manner that is fair to all shareholders, we may exercise discretion in determining the number of questions each shareholder may submit, the order in which questions are answered, and the amount of time devoted to any one question.

We intend to answer questions pertinent to Company matters as time allows during the meeting. Questions that are substantially similar may be grouped and answered once to avoid repetition. Shareholder questions related to personal or customer related matters, that are not pertinent to annual meeting matters, or that contain derogatory references to individuals, use offensive language, or are otherwise out of order or not suitable for the conduct of the annual meeting will not be addressed during the meeting.

Proposals by Shareholders for the 2023 Annual Meeting

Shareholder wishing to submit a proposal, including nominations for directorship, or items of business as part of next year’s annual meeting should review the following table, which summarizes the process. The following table is qualified in its entirety by reference to SEC Rule 14a-8 and our Bylaws.

	Proposals Submitted for Inclusion in our 2023 Proxy Statement (i.e., SEC Rule 14a-8)	Nominees and Other Proposals Outside of SEC Rule 14a-8 to be Presented at the 2023 Annual Meeting (i.e., advance notice)
Type of Proposal	SEC rules permit shareholders to submit proposals to us for inclusion in our proxy statement by satisfying the requirements set forth in SEC Rule 14a-8.	Pursuant to the Company’s Bylaws, shareholders may present nominees or proposals directly at the annual meeting (and not for inclusion in the Company’s proxy statement) by satisfying the requirements set forth in our Bylaws.
When We Must Receive the Proposal*

Under SEC Rule 14a-8, the proposal typically must be received not less than 120 calendar days before the first anniversary of the date of the proxy statement released to shareholders for the prior year’s annual meeting.

This means, for the 2023 Annual Meeting, no later than the close of business on November 10, 2022.

Pursuant to the Company’s Bylaws, nominations and other proposals outside of SEC Rule 14a-8 typically must be received no earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the prior year’s annual meeting.

This means, for the 2023 Annual Meeting, such notice must be received between October 11, 2022, and November 10, 2022.

What to Include in the Proposal	In compliance with SEC Rule 14a-8; however, submission of a proposal does not guarantee inclusion within our proxy statement.	The information set forth in the Company’s Bylaws.
Where to Send the Proposal	Huntington Bancshares Incorporated Huntington Center, 41 South High Street Columbus, Ohio 43287 Attention: Secretary
*	Should the 2023 Annual Meeting be advanced or delayed more than 30 days from the first anniversary of the date of the 2022 Annual Meeting, then alternate deadlines apply.

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General Information on Voting and the Annual Meeting

Recommendations for Directorship

Shareholders and other parties may also recommend candidates for directorship to be considered by the NESG Committee at any time outside of our Bylaws. To do so, a written notice should be sent to the Secretary at Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287. The notice should indicate the name, age, and address of the person recommended, the person’s principal occupation or employment for the last five years, other public company boards on which the person serves, whether the person would qualify as independent as the term is defined under the Marketplace Rules of the Nasdaq Stock Market, and the class and number of shares of Huntington securities owned by the person. The NESG Committee may require additional information to determine the qualifications of the person recommended. The notice should also state the name and address of, and the class and number of shares of Huntington securities owned by, the person or persons making the recommendation. There have been no material changes to the shareholder recommendation process since we last disclosed this item.

Other Matters

Inspector of Election

We have engaged Computershare to count the shares represented by proxies and cast at the meeting online ballot and to act as Inspector of Election. A representative from Computershare will be present at the meeting.

Other Business

As of the date of this Proxy Statement, we know of no other business that may properly be brought before the meeting other than procedural matters relating to the proposals described in this Proxy Statement. Should any other matter requiring a vote of the shareholders arise, a properly submitted proxy confers upon the person or persons designated to vote the shares discretionary authority to vote the same with respect to any such other matter in the discretion of such persons.

Other Documents Available

Huntington’s 2021 Annual Report was furnished to shareholders concurrently with this Proxy Statement. Huntington’s Form 10-K for 2021 will be furnished, without charge, to Huntington shareholders upon written request to Investor Relations, Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287. In addition, Huntington’s Form 10-K for 2021 and certain other reports filed with the SEC can be found on the Investor Relations pages of Huntington’s website at www.huntington.com.

Householding

The SEC has adopted “householding” rules that permit companies and intermediaries, such as Brokers, to satisfy delivery requirements for proxy statements, notices of internet availability of proxy materials, and annual reports (collectively, “annual meeting materials”) with respect to two or more shareholders sharing the same address by delivering one copy of annual meeting materials to these shareholders. Unless we have received contrary instructions, we will deliver only one copy of the annual meeting materials to multiple security holders sharing an address.

If we sent only one set of these documents to your household and one or more of you would prefer to receive your own set, we will promptly deliver additional copies of the annual meeting materials upon request. You may contact our transfer agent, Computershare, to receive additional copies of the annual meeting materials. Also contact Computershare if you would like to request separate copies of future annual meeting materials or if you are receiving multiple copies of annual meeting materials and you would like to request delivery of just one copy.

130    Huntington Bancshares Incorporated

General Information on Voting and the Annual Meeting

You may contact Computershare by telephone at (877) 282-1168 or by mail at Computershare Investor Services, P.O. Box 505000, Louisville, KY 40233-5000. If you hold your shares in street name, please contact your Broker to request information about householding.

Forward-Looking Information

This Proxy Statement contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Huntington does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

See also the other reports filed with the SEC, including discussions under the “Forward-Looking Statements” and “Risk Factors” sections of Huntington’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC and available on its website at www.sec.gov.

Information Not Incorporated into This Proxy Statement

Information contained on or accessible through our website at www.huntington.com or huntington-ir.com, including but not limited to our various ESG reports, is not and shall not be deemed to be a part of this Proxy Statement by reference or otherwise incorporated into any other filings we make with the SEC, except to the extent we specifically incorporate such information by reference. Some of these statements and reports contain cautionary statements regarding forward-looking information that should be carefully considered. Our statements and reports about our objectives may include statistics or metrics that are estimates, make assumptions based on developing standards that may change, and provide aspirational goals that are not intended to be promises or guarantees. The statements and reports may also change at any time, and we undertake no obligation to update them, except as required by law.

Service Mark, Trademark, and Copyright Information

®, Huntington®, Huntington®, Huntington Welcome®, , 24-Hour Grace®, Asterisk-Free Checking®, Lift Local Business®, Money Scout®, Standby Cash®, and TCF® are federally registered service marks of Huntington Bancshares Incorporated. and $50 Safety ZoneSM are service marks of Huntington Bancshares Incorporated. Third-party product, service, and business names are trademarks and/or service marks of their respective owners.

© 2022 Huntington Bancshares Incorporated.

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Appendix A: Non-GAAP Reconciliation

Appendix A: Non-GAAP Reconciliation	This section includes reconciliation for the non-GAAP numbers provided within this Proxy Statement.

We provide information below to reconcile to GAAP those financial metrics used by the HR and Compensation Committee that are either non-GAAP financial metrics or reflect adjustments approved by the HR and Compensation Committee.

Adjusted EPS

($ in millions except per share amounts)	2021
Net Income applicable to common shares	$1,153
Diluted EPS per share	$0.896
Net MSR gains	(2)
Merger-related expense timing	(46)
Branch and facility consolidation costs	9
Impact of discretionary bonus reduction	(18)
Newly issued preferred dividends, net	20
tax impact of adjustments	12
Adjusted Net Income applicable to Common Shares	$1,128
Adjusted diluted EPS	$0.877

Adjusted Operating Leverage

($ in millions)	2021	2020	Y/Y Change
Net interest income	$4,102	$3,224
FTE adjustment	25	21
FTE net interest income	4,127	3,245
Noninterest income	1,889	1,591
Less: Securities gains (losses)	9	(1)
Less: Net gain (loss) MSR hedging	2	(1)
Adjusted noninterest income	1,878	1,593
Adjusted total revenue	$6,005	$4,838	$1,167	24.1%
Noninterest expense	$4,375	$2,795
Less: Merger-related expense timing	(46)
Less: Branch and facility consolidation	9
Less: Impact of discretionary bonus reduction	(18)
Adjusted Noninterest expense	$4,430	$2,795	$1,635	58.5%
Adjusted Operating Leverage				(34.4%)

132      Huntington Bancshares Incorporated

Appendix A: Non-GAAP Reconciliation

Adjusted Pretax Pre-Provision Earnings (PTPP)

The following table reconciles our pretax pre-provision earnings. We believe that this measure is useful to investors because it provides a greater understanding of earnings from ongoing operations and enhances comparability of results with prior periods.

$ in millions	2021	2020	YoY Change
FTE net interest income	$4,127	$3,245
Adjusted Noninterest income	1,878	1,593
Adjusted total revenue	6,005	4,838
Adjusted Noninterest expense	4,430	2,795
Less: Amortization expense	48	41
Adjusted Noninterest expense, less amortization	4382	2754
Pretax Pre-Provision Earnings, adjusted	$1,623	$2,084	(22.1%)

Adjusted ROTCE

($ in millions)	2021
Average common shareholders’ equity	$14,569
Less: intangible assets and goodwill	(4,108)
Add: Net of tax effect of intangible assets	48
Average tangible common shareholders’ equity (A)	$10,509
Net income	$1,153
Add: amortization of intangibles	48
Add: deferred tax	(10)
Adjusted net income	$1,191
Adjusted net income (annualized) (B)	$1,191
Return on average tangible shareholders’ equity (B / A)	11.3%
Add: TCF acquisition-related net expenses, after tax	566
Add: Exit of strategic distribution relationship, after-tax	8
Add: TCF acquisition CECL initial provision expense (“double count”), after-tax	239
Adjusted net income available to common (annualized) (C)	$2,004
Adjusted return on average tangible shareholders’ equity (C/A)	19.1%

2022 Proxy Statement     133

Glossary

Acronym/Term	Definition

401(k) Plan	Huntington 401(k) Plan
2018 Long-Term Incentive Plan	Amended and Restated 2018 Long-Term Incentive Plan
Board	Board of Directors of Huntington Bancshares Incorporated
Broker	Brokerage firms, banks, trustees, other nominees, or similar entities
CD&A	Compensation Disclosure and Analysis
CDP	Formerly known as the Climate Disclosure Project
CECL	Current Expected Credited Losses
CEO	Chief Executive Officer
CFO	Chief Financial Officer
CHRO	Chief Human Resources Officer
Company	Huntington Bancshares Incorporated
CRO	Chief Risk Officer
DC Plan	TCF Financial Corporation Deferred Compensation Plan
DEI	Diversity, Equity, and Inclusion
EDCP	Executive Deferred Compensation Plan
ELT	Executive Leadership Team
EPS	Diluted Earnings Per Share
ESG	Environmental, Social, and Governance
Exchange Act	Securities Exchange Act of 1934, as amended
Federal Reserve	The Board of Governors of the Federal Reserve System
FFIEC	Federal Financial Institutions Examination Council
GAAP	Generally Accepted Accounting Principles in the United States
GHG	Greenhouse Gas
GRI	Global Reporting Initiative
HR and Compensation Committee	Human Resources and Compensation Committee
Huntington	Huntington Bancshares Incorporated
Huntington Bank	The Huntington National Bank
Huntington Supplemental Plan	Huntington Supplemental 401(k) Plan (formerly the Huntington Supplemental Stock Purchase and Tax Savings Plan and Trust)
IRS	Internal Revenue Service
LTI	Long-Term Incentive
LTIP	Long-Term Incentive Plan
MIP	Management Incentive Plan
NESG Committee	Nominating and ESG Committee
NEO	Named Executive Officer
OCC	Office of the Comptroller of the Currency
PCAF	Partnership for Carbon Accounting Financials
PCAOB	Public Company Accounting Oversight Board
Pearl Meyer	Pearl Meyer & Partners LLC
PSU	Performance Stock Unit
PTPP	Pre-tax pre-provision
PwC	PricewaterhouseCoopers LLP
Record Date	February 16, 2022
ROTCE	Relative Return on Tangible Common Equity
RSA	Restricted Stock Award
RSU	Restricted Stock Unit
SASB	Sustainability Accounting Standards Board
SEC	Securities Exchange Commission
SRIP	Supplemental Retirement Income Plan
TCF or TCF Financial	TCF Financial Corporation
TCF Bank	TCF National Bank
TCF Merger	Merger of TCF Financial Corporation into Huntington Bancshares Incorporated and TCF National Bank into The Huntington National Bank
TCF Supplemental Plan	TCF 401K Supplemental Plan
TCFD	Task Force on Climate-related Financial Disclosures
TSR	Total shareholder return
VOC	Volatile organic compounds

134     Huntington Bancshares Incorporated

Awards and Recognitions

•	One of America’s Most Responsible Companies 2021 by Newsweek (3rd consecutive year).
•	One of America’s Best Large Employers 2022 by Forbes.
•	Achieved an A- in CDP’s climate change rating, placing us in the top quartile of CDP’s Financial Services Activity Group.
•	Great Place to Work Certified in 2021 (3rd consecutive year).
•	Received a 100% score on the Disability Equality Index 2021 (5th con-secutive year).
•	One of the Best Places to Work for LGBTQ Equality 2021 (8th consecutive year) by the Human Rights Campaign Foundation.
•	Received 100% score on the Human Rights Campaign Foundation Corporate Equality Index (8th consecutive year).
•	Rated a Top Regional Company by DiversityInc for 2021.
•	Named a Training APEX Award winner (formerly known as the Training Top 100) by Training Magazine (3rd consecutive year).
•	#1 Nationally for SBA 7(a) Loan Origination by Volume (4th consecutive year).*
•	#1 for SBA 7(a) Loan Origination by Volume within its footprint (13th consecutive year).*
•	Best Governance around a Corporate Transaction as part of the Corporate Secretary’s Corporate Governance Awards 2021.

*	Largest by number of 7(a) loans for SBA fiscal years 2019-2021; Source U.S. Small Business Administration.

Huntington Bancshares Incorporated

Huntington Center
41 South High Street, Columbus, Ohio 43287
800-480-2265
www.huntington.com

The Huntington National Bank, Member FDIC.  ®,
Huntington® and  Huntington® are federally registered
service marks of Huntington Bancshares Incorporated.
© 2022 Huntington Bancshares Incorporated.

The papers utilized in the production of this proxy statement are all certified for Forest Stewardship Council (FSC®) standards, which promote environmentally appropriate, socially beneficial, and economically viable management of the world’s forests. This proxy statement was printed by DG3 North America. DG3’s facility uses exclusively vegetable based inks, 100% renewable wind energy, and releases zero VOCs into the environment.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Your vote matters – here’s how to vote!
You may vote online or by phone instead of mailing this card.

Online Go to www.envisionreports.com/HBAN or scan the QR code – login details are located in the shaded bar below.

Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Annual Meeting Proxy Card
▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1.	Election of Directors:
	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Lizabeth Ardisana	☐	☐	☐	02 - Alanna Y. Cotton	☐	☐	☐	03 - Ann B. Crane	☐	☐	☐
04 - Robert S. Cubbin	☐	☐	☐	05 - Gina D. France	☐	☐	☐	06 - J. Michael Hochschwender	☐	☐	☐
07 - Richard H. King	☐	☐	☐	08 - Katherine M. A. Kline	☐	☐	☐	09 - Richard W. Neu	☐	☐	☐
10 - Kenneth J. Phelan	☐	☐	☐	11 - David L. Porteous	☐	☐	☐	12 - Roger J. Sit	☐	☐	☐
13 - Stephen D. Steinour	☐	☐	☐	14 - Jeffrey L. Tate	☐	☐	☐	15 - Gary Torgow	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	An advisory resolution to approve, on a non-binding basis, the compensation of executives as disclosed in the accompanying proxy statement.	☐	☐	☐	3.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2022.	☐	☐	☐

4.	Any other business that properly comes before the meeting.

B	Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

03KWAE

The 2022 Annual Meeting of Shareholders of Huntington Bancshares Incorporated will be held on
Wednesday April 20, 2022, at 2:00 p.m. Eastern Time, virtually via the internet at https://meetnow.global/MA7HP6M.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/HBAN

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy – Huntington Bancshares Incorporated

Proxy Solicited by the Board of Directors for Annual Meeting – April 20, 2022

The undersigned shareholder of Huntington Bancshares Incorporated, a Maryland corporation (“Huntington”), hereby appoints Kenneth K. Bellaire, Kevin M. Coleman, and Erin F. Siegfried, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Huntington Annual Meeting of Shareholders to be held on Wednesday April 20, 2022, virtually via the internet at 2:00 p.m. Eastern Time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

Huntington’s Board of Directors recommends a vote FOR each of the nominees for director and FOR proposals 2 and 3.

IF THIS PROXY IS PROPERLY EXECUTED AND NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST: FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED HEREIN; FOR AN ADVISORY RESOLUTION TO APPROVE, ON A NON-BINDING BASIS, THE COMPENSATION OF EXECUTIVES AS DISCLOSED IN THE ACCOMPANYING PROXY STATEMENT; AND FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Participants in the Huntington 401(k) Plan (the “Huntington Plan”) and the TCF 401K Plan (the “TCF Plan”): This card also constitutes voting instructions to the Trustees of the Huntington Plan, Fidelity Management Trust Company, and the TCF Plan, Transamerica. IF NO DIRECTION IS MADE, THE TRUSTEE WILL VOTE THE PARTICIPANT’S SHARES IN THE SAME PROPORTION ON EACH PROPOSAL AS IT VOTES THE SHARES CREDITED TO PARTICIPANTS’ ACCOUNTS FOR WHICH IT HAS RECEIVED VOTING INSTRUCTIONS.

(Items to be voted appear on reverse side)

C	Non-Voting Items
Change of Address – Please print new address below.